2002 Annual Report

December 31, 2002

Aggressive Stock

Mid-Cap Growth Portfolio

Multi-Cap Growth Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Stock

Capital Appreciation Portfolio

Equity Portfolio

Equity Income Portfolio

Growth Portfolio

Growth and Income Portfolio

International/Global

Emerging Countries Portfolio

International Growth Portfolio

Worldwide Growth Portfolio

Sector/Specialty

Global Socially Responsive Portfolio

Domestic Hybrid

Balanced Portfolio

Managed Portfolio

Income

High-Yield Bond Portfolio

Total Return Portfolio

Enterprise Accumulation Trust

MID-CAP GROWTH PORTFOLIO

Subadviser’s Comments

Nicholas-Applegate Capital Management

San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Nicholas-Applegate Capital Management (“Nicholas-Applegate”), which has approximately $16.6 billion in assets under management, became subadviser to the Portfolio on May 1, 2001. Nicholas-Applegate’s normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Mid-Cap Growth Portfolio is to seek long-term capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, the Portfolio returned -30.99 percent. The Portfolio underperformed its benchmark, the Russell 2000 Index, which returned -20.48 percent. The Portfolio underperformed its peer group, the Lipper Mid-Cap Growth Fund Index, which returned -28.47 percent.

Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Mid-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Mid-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The year 2002 closed with the third consecutive year of losses in the U.S. equity markets. Not since the Depression has the U.S. economy witnessed this persistent of a decline in equities; and Nicholas-Applegate believes that the U.S. economy, although uneven in its growth, is far from a depression. U.S. companies continue to benefit from productivity gains and relatively low wage costs; however, their ability to enhance profits through further cost cutting has about run its course. The U.S. markets need an uptick in revenues across sectors and industries to generate sustainable earnings gains.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)

MID-CAP GROWTH PORTFOLIO

Subadviser’s Comments

The Iraqi situation continues to overhang the market, as does the threat of future terrorist acts. Once and if the Iraq situation is resolved, Nicholas-Applegate believes that conditions are ripe for economic acceleration — interest rates are historically very low, productivity is growing, consumer confidence is improving and corporate capital spending seems to be recovering.

During the year, the technology sector was the largest negative contributor to Portfolio performance relative to the benchmark. Energy and consumer durables positively impacted relative returns. Within energy, companies in the oilfield services have performed well with oil prices rising in response to the Iraqi situation and the strike in Venezuela.

On November 12, 2002, the Board of Trustees approved the reorganization of the Mid-Cap Growth Portfolio into the Managed Portfolio (the “Reorganization”). The Reorganization will allow shareholders of the Mid-Cap Growth Portfolio to pursue a similar investment objective within a larger Portfolio, which has the potential to offer economies of scale and other benefits. It is anticipated that the Mid-Cap Growth Portfolio’s shareholders will receive in exchange for their Portfolio shares, shares of the Managed Portfolio of the same value. The Reorganization is subject to a number of conditions, including receipt of shareholder approval. It is anticipated that a Shareholders’ Meeting will be held in the first quarter of 2003 to consider the Reorganization. Portfolio shareholders will receive information about the Reorganization in a proxy statement prior to the Shareholders’ Meeting.

Investments in mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

MID-CAP GROWTH PORTFOLIO

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Common Stocks — 98.13%

Aerospace — 2.72%

L-3 Communications Holdings Inc. (a)	1,800	$80,838

Apparel & Textiles — 1.31%

Jones Apparel Group Inc. (a)	1,100	38,984

Automotive — 0.82%

Advanced Auto Parts (a)	500	24,450

Banking — 1.16%

Commerce Bancorp Inc.	800	34,552

Broadcasting — 3.51%

Entercom Communications Corporation (a)	800	37,536
Univision Communications Inc. (Class A) (a)	1,500	36,750
Westwood One Inc. (a)	800	29,888

		104,174

Chemicals — 0.95%

Cabot Microelectronics Corporation (a)	600	28,320

Computer Services — 4.66%

Emulex Corporation (a)	1,400	25,970
Internet Security Systems Inc. (a)	1,600	29,328
Network Associates Inc. (a)	2,300	37,007
Synopsys Inc. (a)	1,000	46,150

		138,455

Computer Software — 6.05%

Adobe Systems Inc.	1,600	39,682
Citrix Systems Inc. (a)	3,200	39,424
Mercury Interactive Corporation (a)	1,200	35,580
PeopleSoft Inc. (a)	2,000	36,600
Symantec Corporation (a)	700	28,357

		179,643

Consumer Durables — 0.93%

Harley-Davidson Inc.	600	27,720

Consumer Services — 1.70%

Apollo Group Inc. (Class A) (a)	1,150	50,600

Education — 0.77%

Corinthian Colleges Inc. (a)	600	22,716

Fiber Optics — 0.88%

CIENA Corporation (a)	5,100	26,214

Finance — 2.50%

Capital One Financial Corporation	1,100	32,692
SLM Corporation	400	41,544

		74,236

Food, Beverages & Tobacco — 1.13%

Starbucks Corporation (a)	1,640	33,423

	Number of Shares or Principal Amount	Value

Health Care — 2.60%

Anthem Inc. (a)	800	$50,320
Triad Hospitals Inc. (a)	900	26,847

		77,167

Manufacturing — 3.20%

Danaher Corporation	500	32,850
Harman International Industries Inc.	600	35,700
Valspar Corporation	600	26,508

		95,058

Medical Instruments — 5.08%

Boston Scientific Corporation (a)	1,200	51,024
Stryker Corporation	500	33,560
Zimmer Holdings Inc. (a)	1,600	66,432

		151,016

Medical Services — 5.93%

Biogen Inc. (a)	1,200	48,072
CTI Molecular Imaging Inc. (a)	1,100	27,126
Genzyme Corporation (a)	1,000	29,570
Lincare Holdings Inc. (a)	1,400	44,268
Universal Health Services Inc. (Class B) (a)	600	27,060

		176,096

Metals & Mining — 2.21%

Fastenal Company	900	33,651
Newmont Mining Corporation	1,100	31,933

		65,584

Multi-Line Insurance — 1.74%

Brown & Brown Inc.	1,600	51,712

Oil Services — 11.31%

Apache Corporation	600	34,194
BJ Services Company (a)	1,700	54,927
EOG Resources Inc.	1,200	47,904
Halliburton Company	1,600	29,936
Patterson-UTI Energy Inc. (a)	1,200	36,204
Rowan Companies Inc.	2,290	51,983
Smith International Inc. (a)	1,460	47,625
Valero Energy Corporation	900	33,246

		336,019

Pharmaceuticals — 9.94%

Accredo Health Inc. (a)	1,350	47,587
Cephalon Inc. (a)	600	29,201
Forest Laboratories Inc. (a)	630	61,879
Gilead Sciences Inc. (a)	1,980	67,320
MedImmune Inc. (a)	1,200	32,604
Scios Inc. (a)	900	29,322
WebMD Corporation (a)	3,200	27,360

		295,273

Restaurants — 1.05%

Outback Steakhouse Inc.	900	30,996

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

MID-CAP GROWTH PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Retail — 10.37%

Bed Bath & Beyond Inc. (a)	1,870	$64,571
Coach Inc. (a)	1,500	49,380
Gap Inc.	2,200	34,144
Michaels Stores Inc. (a)	900	28,170
PETCO Animal Supplies Inc. (a)	1,200	28,127
Reebok International Ltd. (a)	1,800	52,920
TJX Companies Inc. (a)	2,600	50,752

		308,064

Semiconductors — 6.06%

Integrated Circuit Systems Inc. (a)	2,100	38,325
Novellus Systems Inc. (a)	1,300	36,504
Skyworks Solutions Inc. (a)	4,100	35,342
Teradyne Inc. (a)	3,000	39,030
Xilinx Inc. (a)	1,500	30,900

		180,101

Technology — 4.29%

Alliant Techsystems Inc. (a)	1,300	81,055
Microchip Technology Inc.	1,900	46,455

		127,510

Transportation — 2.07%

J.B. Hunt Transport Services Inc. (a)	2,100	61,530

	Number of Shares or Principal Amount	Value

Travel/Entertainment/Leisure — 1.37%

Regal Entertainment Group	1,900	$40,698

Waste Management — 0.98%

Stericycle Incorporated (a)	900	29,141

Wireless Communications — 0.84%

Sprint PCS (a)	5,700	24,966

Total Common Stocks
(Identified cost $2,866,211)		2,915,256

Total Investments
(Identified cost $2,866,211)		$2,915,256

Other Assets Less Liabilities — 1.87%		55,603

Net Assets — 100%		$2,970,859

(a)	Non-income producing security.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

MULTI-CAP GROWTH PORTFOLIO

Subadviser’s Comments

Fred Alger Management, Inc.

Jersey City, New Jersey

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Fred Alger Management, Inc. (“Alger”), which has approximately $8.4 billion in assets under management, became the subadviser to the Portfolio on July 15, 1999. Alger’s normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Multi-Cap Growth Portfolio is to seek long-term capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, the Portfolio returned -34.64 percent. The Portfolio underperformed its benchmark, the S&P 500 Index, which returned -22.11 percent. The Portfolio underperformed its peer group, the Lipper Multi-Cap Growth Fund Index, which returned -29.82 percent.

Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Multi-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Multi-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Multi-Cap Growth Fund Index replaces the Lipper Large-Cap Growth Fund Index as the narrow-based benchmark to the Portfolio as it more appropriately reflects the Portfolio’s narrow-based market. During 2002, an investment in the above hypothetical account for the Enterprise Accumulation Trust Multi-Cap Growth Portfolio decreased by $3,018 compared to a decrease of $2,137 in the Lipper Large-Cap Growth Fund Index and a decrease of $2,572 in the Lipper Multi-Cap Growth Fund Index. One cannot invest in an index.

The Portfolio’s underperformance was due to down equity markets, extremely poor sentiment in the heaviest sectors of the Portfolio and most stocks in the Portfolio moving lower. Over-weighting in the weak technology sector and poor performing financials stocks most negatively impacted performance. Alger believed that several of the Portfolio’s holdings that were liquidated during 2002 also suffered lacking performance. These stocks include Baxter International, Brocade Communications Systems, Chico’s Fashions, Concord EFS, Emulex Corporation, Siebel Systems, and Tyco International. Also, the majority of stocks Alger added in 2002 decreased in value.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)

MULTI-CAP GROWTH PORTFOLIO

Subadviser’s Comments

The twelve months ended December 31, 2002 was an extraordinarily difficult period for equity securities. The first quarter of the year brought an abrupt end to the momentum experienced in the last few months of 2001. After slashing interest rates in dramatic fashion throughout 2001, the Federal Reserve Board (“Fed”) failed to cut the Fed Funds rate any further during the quarter. Furthermore, the Enron affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when Alger believes other news should have led to a modest rally. Most equity indices slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices did recover somewhat during March, however, with growth stocks leading the rally. On aggregate over the three-month period, growth stock indices finished in negative territory while value stock indices were mostly flat.

The second quarter of 2002 brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of further corporate malfeasance. Furthermore, while the Fed continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May and June saw the continued collapse of most equity indices, with growth stocks and large cap stocks leading the downturn.

Markets continued their downward spiral throughout the third quarter. Unsettled by negative earnings pre-announcements, weaker consumer confidence and disappointing job growth, investors found very little reason to buy. Furthermore, concern over a possible war with Iraq and unresolved corporate accounting scandals helped to exacerbate the selling. Despite the steep decline in stock prices, the Fed decided against any further rate cuts during the three-month period. July, August and September saw the continued collapse of most equity indices, with small cap stocks leading the decline. By the end of September, the Nasdaq had dropped to six-year lows while the S&P 500 reached lows not seen in over five years.

After three consecutive quarters of declines, equity markets found some much needed relief in the fourth quarter of 2002. Fueled in part by solid earnings from bellwethers like Citigroup, IBM and General Motors, a Republican sweep in the midterm elections, and the resignation of Harvey Pitt from the SEC, markets trended higher during the first two months of the fourth quarter. Investor optimism was further encouraged by a larger-than-expected 0.50 percent rate cut by the Fed on November 6th. The positive momentum, however, came to a sudden end during the final month of the year. With tensions escalating in Iraq and North Korea, continued political turmoil in Venezuela, a weak holiday shopping season and the highest unemployment rate in eight years, investors, once again, reversed course and began to unload their equity positions. December saw the collapse of most equity indices, with growth stocks leading the downturn. As 2002 began to wind down, economic and geopolitical uncertainty seemed to be largely driving the markets. Nevertheless, investors seemed to be cautiously optimistic that 2003 would bring an ultimate end to three straight years of market declines.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

MULTI-CAP GROWTH PORTFOLIO

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 92.67%

Biotechnology — 3.69%

Amgen Inc. (a)	40,100	$1,938,434

Broadcasting — 0.98%

Viacom Inc. (Class B) (a)	12,600	513,576

Computer Hardware — 1.89%

Cisco Systems Inc. (a)	39,300	514,830
EMC Corporation (a)	78,200	480,148

		994,978

Computer Services — 3.42%

Affiliated Computer Services Inc. (a)	27,150	1,429,447
Juniper Networks Inc. (a)	54,600	371,280

		1,800,727

Computer Software — 8.38%

Intuit Inc. (a)	22,100	1,036,932
Microsoft Corporation (a)	33,900	1,752,630
Oracle Corporation (a)	149,700	1,616,760

		4,406,322

Consumer Services — 2.78%

Apollo Group Inc. (a)	12,850	565,400
Career Education Corporation (a)	22,400	896,000

		1,461,400

Electronics — 1.90%

KLA-Tencor Corporation (a)	28,300	1,000,971

Entertainment & Leisure — 1.91%

International Game Technology (a)	13,200	1,002,144

Fiber Optics — 0.94%

CIENA Corporation (a)	96,400	495,496

Finance — 1.72%

SLM Corporation	8,700	903,582

Food, Beverages & Tobacco — 0.98%

Coca-Cola Company	11,800	517,076

Health Care — 3.43%

Anthem Inc. (a)	19,800	1,245,420
HCA Inc.	13,400	556,100

		1,801,520

Insurance — 1.05%

AFLAC Inc.	18,400	554,208

Medical Instruments — 6.54%

Boston Scientific Corporation (a)	32,400	1,377,648
St. Jude Medical Inc. (a)	10,900	432,948
Varian Medical Systems Inc. (a)	9,100	451,360
Zimmer Holdings Inc. (a)	28,400	1,179,168

		3,441,124

	Number of Shares or Principal Amount	Value

Medical Services — 4.96%

Alcon Inc. (a)	18,300	$721,935
Biogen Inc. (a)	33,100	1,325,986
United Health Group Inc.	6,700	559,450

		2,607,371

Misc. Financial Services — 4.14%

Citigroup Inc.	47,700	1,678,563
Merrill Lynch & Company Inc.	13,200	500,940

		2,179,503

Multi-Line Insurance — 1.10%

Willis Group Holdings Ltd. (a)	20,200	579,134

Oil Services — 1.41%

Cooper Cameron Corporation (a)	4,810	239,634
Halliburton Company	26,800	501,428

		741,062

Pharmaceuticals — 19.86%

Allergan Inc.	9,300	535,866
AmerisourceBergen Corporation	21,100	1,145,941
Forest Laboratories Inc. (a)	18,200	1,787,604
Gilead Sciences Inc. (a)	35,850	1,218,900
Johnson & Johnson	20,300	1,090,313
Merck & Company Inc.	28,600	1,619,046
Pharmacia Corporation	33,800	1,412,840
Wyeth	43,650	1,632,510

		10,443,020

Publishing — 1.36%

Tribune Company	15,700	713,722

Retail — 11.91%

Abercrombie and Fitch Company (Class A) (a)	52,600	1,076,196
Bed Bath & Beyond Inc. (a)	16,400	566,292
Best Buy Company Inc. (a)	21,500	519,225
Dollar Tree Stores Inc. (a)	42,300	1,039,311
eBay Inc. (a)	24,950	1,692,109
Lowe's Companies Inc.	14,595	547,313
Wal-Mart Stores Inc.	16,250	820,787

		6,261,233

Semiconductors — 6.36%

Intersil Corporation (Class A) (a)	66,500	927,010
Maxim Integrated Products Inc.	44,100	1,457,064
National Semiconductor Corporation (a)	64,100	962,141

		3,346,215

Technology — 1.29%

Alliant Techsystems Inc. (a)	10,850	676,498

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

MULTI-CAP GROWTH PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Travel/Entertainment/Leisure — 0.67%

Hotels.Com (Class A) (a) (o)	6,400	$349,632

Total Domestic Common Stocks
(Identified cost $50,806,411)		48,728,948

Foreign Stocks — 3.59%

Pharmaceuticals — 1.59%

Teva Pharmaceutical Industries Ltd. (ADR)	21,700	837,837

Semiconductors — 0.94%

Marvell Technology Group Ltd. (a) (o)	26,200	494,132

Wireless Communications — 1.06%

Vodafone Group (ADR)	30,600	554,472

Total Foreign Stocks
(Identified cost $2,042,840)		1,886,441

	Number of Shares or Principal Amount	Value

Repurchase Agreement — 3.76%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $1,979,104 Collateral: GNMA $1,980,000, 7.00% due 4/20/32, Value $2,031,535	$1,979,000	$1,979,000

Total Repurchase Agreement
(Identified cost $1,979,000)		1,979,000

Total Investments
(Identified cost $54,828,251)		$52,594,389

Other Assets Less Liabilities — (0.02)%		(8,148)

Net Assets — 100%		$52,586,241

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.
(ADR)	American Depository Receipt.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

SMALL COMPANY GROWTH PORTFOLIO

Subadviser’s Comments

William D. Witter, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

William D. Witter, Inc. (“Witter”), which has approximately $1.3 billion in assets under management, became subadviser to the Portfolio on December 1, 1998. Witter’s normal investment minimum is $1 million.

Investment Objective

The objective of the Enterprise Small Company Growth Portfolio is to seek capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, the Portfolio returned -24.02 percent. The Portfolio underperformed its benchmark, the Russell 2000 Index, which returned -20.48 percent. By comparison, the Portfolio outperformed its peer group, the Lipper Small-Cap Growth Fund Index, which returned -27.63 percent.

Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Small-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Small-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The year 2002 began with cautious optimism. In the first quarter, investors were encouraged by the record rate of inventory liquidation in the fourth quarter of 2001. While the price of oil moved up from $19.84 per barrel to $26.31 within three months due to concerns about the Middle East, most prices stayed virtually unchanged. Interest rates, under the influence of an accommodative policy of the Fed, remained low with three month maturity U.S. Treasury Bills yielding 1.77 percent at the first quarter’s end. The Portfolio benefited during that period with technology stocks such as Cymer Inc. and Trikon Technologies, Inc. appreciating. By the second quarter, confidence that the economic recovery would follow the pattern of past expansions by quickly generating a GDP growth rate of 5 percent or more began to disappear. Reports of restatements of corporate earnings developed some serious concerns. The prospect of

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)

SMALL COMPANY GROWTH PORTFOLIO

Subadviser’s Comments

war with Iraq and a sense of vulnerability of the U.S. to additional acts of terrorism further reduced investors’ interest in buying more equities. Rather than the negative trend changing in the third quarter, the level of pessimism increased. Most of the success in the market was achieved by hedge funds that sold short. Over 60 percent of the Portfolio was invested in growth issues, which were economically sensitive such as Advanced Marketing Services, Navigant International, On Assignment Inc. and the various technology holdings. Only a small percentage of the Portfolio’s holdings advanced during that period. Those equities were primarily of medical device companies.

The broad decline continued until October 9th when, even without any obvious positive macro developments, all the indices begun to appreciate. Leadership changed from the precious metals and real estate groups back to the more economically sensitive issues. Growth portfolios began to outperform those with a value orientation but not nearly enough for the Portfolio to produce positive results for the year.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

SMALL COMPANY GROWTH PORTFOLIO

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 93.81%

Airlines — 1.59%

Skywest Inc. (o)	80,700	$1,054,749

Business Services — 5.92%

Charles River Associates Inc. (a)	80,700	1,142,712
Maximus Inc. (a) (o)	64,900	1,693,890
On Assignment Inc. (a) (o)	126,700	1,079,484

		3,916,086

Computer Hardware — 1.49%

Drexler Technology Corporation (a) (o)	78,500	989,100

Computer Services — 11.27%

CACI International Inc. (a)	81,100	2,890,404
Cray Inc (a) (o)	171,280	1,313,718
Integral Systems Inc. (a)	68,600	1,375,430
MapInfo Corporation (a)	83,350	462,592
Tier Technologies Inc. (a) (o)	88,500	1,416,000

		7,458,144

Computer Software — 2.04%

MSC Software Corporation (a) (o)	89,900	694,028
PLATO Learning Inc. (a)	110,066	653,792

		1,347,820

Consumer Services — 1.65%

Navigant International Inc. (a) (o)	88,460	1,090,712

Electrical Equipment — 10.05%

C & D Technologies (o)	74,500	1,316,415
Electro Scientific Industries Inc. (a) (o)	77,700	1,554,000
Signal Technology Corporation (a)	54,000	582,120
Varian Inc. (a)	77,500	2,223,475
Woodhead Industries	86,600	978,580

		6,654,590

Electronics — 5.68%

AstroPower Inc. (a) (o)	50,250	401,497
Planar Systems Inc. (a) (o)	112,000	2,310,560
Veeco Instruments Inc. (a) (o)	90,700	1,048,492

		3,760,549

Food, Beverages & Tobacco — 2.66%

Delta & Pine Land Company (o)	86,200	1,759,342

Manufacturing — 0.67%

Flow International Corporation (a) (o)	89,300	227,715
Meade Instruments Corporation (a) (o)	70,200	219,024

		446,739

Medical Instruments — 17.69%

Candela Corporation (a)	278,550	1,674,085
Cytyc Corporation (a)	155,100	1,582,020
ICU Medical Inc. (a)	71,850	2,680,005

	Number of Shares or Principal Amount	Value

Varian Medical Systems Inc. (a) (o)	64,400	$3,194,240
Zoll Medical Corporation (a) (o)	72,400	2,582,508

		11,712,858

Medical Services — 2.47%

Impath Inc. (a) (o)	83,000	1,636,760

Oil Services — 9.61%

Cimarex Energy Company (a)	104,200	1,865,180
Devon Energy Corporation (o)	28,000	1,285,200
Smith International Inc. (a) (o)	74,200	2,420,404
Ultra Petroleum Corporation (a)	80,000	792,000

		6,362,784

Restaurants — 2.93%

The Cheesecake Factory (a) (o)	53,700	1,941,255

Retail — 3.73%

Advanced Marketing Services Inc. (o)	121,950	1,792,665
Angelica Corporation	32,800	677,320

		2,469,985

Semiconductors — 6.45%

Genesis Microchip Inc. Delaware (a) (o)	45,000	587,250
Intermagnetics General Corporation (a) (o)	100,200	1,967,928
MKS Instruments Inc. (a) (o)	34,357	564,486
Photronics Inc. (a) (o)	84,100	1,152,170

		4,271,834

Technology — 5.83%

Flir Systems Inc. (a) (o)	63,300	3,089,040
Trikon Technologies Inc. (a)	153,500	767,500

		3,856,540

Travel/Entertainment/Leisure — 1.74%

Polaris Industries Inc. (o)	19,700	1,154,420

Waste Management — 0.34%

Clean Harbors Inc. (a) (o)	14,300	221,936

Total Domestic Common Stocks
(Identified cost $78,319,493)		62,106,203

Foreign Stock — 1.44%

Oil Services — 1.44%

Core Laboratories (a) (o)	84,000	953,400

Total Foreign Stock
(Identified cost $1,129,057)		953,400

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

SMALL COMPANY GROWTH PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Commercial Paper — 4.73%

Philip Morris Companies Inc. 1.35% due 01/09/03	$1,009,000	$1,008,698
Rabobank Nederland (a) 1.20% due 01/02/03	2,125,000	2,124,929

Total Commercial Paper
(Identified cost $3,133,627)		3,133,627

Total Investments
(Identified cost $82,582,177)		$66,193,230

Other Assets Less Liabilities — 0.02%		9,973

Net Assets — 100%		$66,203,203

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

SMALL COMPANY VALUE PORTFOLIO

Subadviser’s Comments

Gabelli Asset Management Company

Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Gabelli Asset Management Company (“Gabelli”), which manages approximately $21.3 billion for institutional clients and whose normal investment minimum is $1 million, became subadviser to the Portfolio on July 1, 1996.

Investment Objective

The objective of the Enterprise Small Company Value Portfolio is to seek maximum capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, the Portfolio returned -9.25 percent. The Portfolio outperformed its benchmark, the Russell 2000 Index, which returned -20.48 percent. The Portfolio outperformed its peer group, the Lipper Small-Cap Value Fund Index, which returned -11.20 percent.

Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Small-Cap Value Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Small-Cap Value Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The Portfolio’s best performers for the year came from a broad range of industries. Stocks that doubled in price included industrial names such as Crown, Cork & Seal Inc., Marine Products Corporation and Tenneco Automotive Inc. Retailing, specifically Rawlings Sporting Goods, and gaming stocks, like Trump Hotel & Casino Resorts, Inc., also assisted in the performance of the Portfolio. Media and telecommunication stocks, specifically wireless telephone companies, were the year’s worst performers. After significantly outperforming large capitalization stocks in 2000 and 2001, small cap stocks fell back to the pack in 2002 with the Russell 2000 Index edging the S&P 500 Index by just a few percentage points. The Portfolio held up well relative to the small cap laden Russell 2000 Index.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

SMALL COMPANY VALUE PORTFOLIO — (Continued)

Subadviser’s Comments

The year 2002 was the first time since the early 1940s that stock prices fell in three consecutive years. While expectations for an improving economy were generally realized, the pace of activity was sluggish outside of the housing sector. Consequently, the weight of concerns regarding the Middle East, North Korea, homeland security and domestic corporate and accounting scandals took their toll on equities.

With the lowest interest rates in decades, homeowners were busy refinancing mortgages and buying new homes. The refinancing bonanza helped to fuel badly needed consumer spending, while corporate spending remained in check, even though a victim of eroding confidence and corporate downsizing. Some feared the emergence of a housing bubble, although such concerns appear limited to a few higher income pockets of the country. Low borrowing costs, including subsidized zero percent financing, sustained a healthy level of auto sales.

After surprisingly strong third quarter Gross Domestic Product (“GDP”) growth, the economy appeared to have lost momentum in the fourth quarter. While unemployment in the 6 percent range is not high by historical standards, the lack of new job growth was disappointing. The decline in durable goods orders, a proxy for capital spending, in November along with disappointing holiday sales also had an impact on stock prices. Global concerns also weighed heavily, as the general strike in Venezuela, recent OPEC production cuts and the possibility of a supply disruption resulting from a conflict in Iraq once again propelled oil prices higher. High oil prices represent a heavy tax on businesses and consumers alike, and pose a real threat to a global economic recovery.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

SMALL COMPANY VALUE PORTFOLIO

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 98.45%

Advertising — 0.03%

Interep National Radio Sales Inc. (a)	45,000	$104,850

Aerospace — 8.03%

AAR Corporation (o)	51,000	262,650
Ametek Inc.	90,000	3,464,100
Curtiss-Wright Corporation (Class B)	10,000	623,000
Curtiss-Wright Corporation (o)	62,000	3,956,840
GenCorp Inc. (o)	310,000	2,455,200
Kaman Corporation (Class A)	165,000	1,815,000
Lockheed Martin Corporation	34,000	1,963,500
Moog Inc. (Class A) (a)	60,000	1,862,400
Sequa Corporation (Class A)	70,000	2,737,700
Sequa Corporation (Class B)	43,000	1,913,500
SPS Technologies Inc. (a)	149,000	3,538,750

		24,592,640

Apparel & Textiles — 0.40%

Carlyle Industries Inc. (a)	251,739	123,352
Hartmarx Corporation (o)	240,000	585,600
Wolverine World Wide Inc.	35,000	528,850

		1,237,802

Automotive — 8.84%

A. O. Smith Corporation	22,000	594,220
A. O. Smith Corporation (Class A)	12,000	324,120
Aaron Rents Inc.	1,000	22,700
ArvinMeritor Inc.	42,000	700,140
AutoNation Inc. (a)	38,000	477,280
BorgWarner Inc.	77,500	3,907,550
Clarcor Inc.	195,000	6,292,650
Earl Scheib Inc. (a) (g)	225,000	540,000
Exide Technologies (a) (o)	50,000	13,750
Federal-Mogul Corporation (a) (o)	60,000	13,200
Lund International Holdings Inc. (a)	10,000	11,000
Midas Inc.	200,000	1,286,000
Modine Manufacturing Company	255,000	4,508,400
Navistar International Corporation (a)	75,000	1,823,250
Raytech Corporation (a) (o)	20,000	114,000
Standard Motor Products Inc. (o)	248,000	3,224,000
Superior Industries International Inc.	52,000	2,150,720
Tenneco Automotive Inc. (a)	200,000	808,000
United Auto Group Inc. (a) (o)	22,000	274,340

		27,085,320

Banking — 0.74%

Sterling Bancorp	86,460	2,275,627

Biotechnology — 0.08%

Invitrogen Corporation (a)	8,000	250,320

Broadcasting — 4.35%

Beasley Broadcast Group Inc. (a) (o)	60,000	717,600
Cumulus Media Inc. (Class A) (a)	10,000	148,700
Fisher Companies Inc.	50,500	2,662,360
Granite Broadcasting Corporation (a)	185,000	379,250

	Number of Shares or Principal Amount	Value

Gray Television Inc. (o)	261,000	$2,578,350
Liberty Media Corporation (Class A) (a)	156,000	1,394,640
Paxson Communications Corporation (a)	310,000	638,600
Salem Communications Corporation (Class A) (a) (o)	125,000	3,121,250
United Global Com Inc. (a)	140,000	336,000
World Wrestling Federation Entertainment Inc. (a)	22,000	177,100
Young Broadcasting Inc. (a)	90,000	1,185,300

		13,339,150

Building & Construction — 4.70%

Core Materials Corporation (a)	130,000	143,000
Fleetwood Enterprises Inc. (a) (o)	20,000	157,000
Hughes Supply Inc.	1,000	27,320
Huttig Building Products Inc. (a)	45,444	129,516
Monaco Coach Corporation (a) (o)	2,000	33,100
Nortek Holdings Inc.	118,500	5,421,375
Rollins Inc.	334,000	8,500,300

		14,411,611

Business Services — 0.63%

Edgewater Technology Inc. (a)	210,000	991,200
Nashua Corporation (a)	71,600	628,648
National Processing Inc. (a) (o)	20,000	321,000

		1,940,848

Cable — 1.45%

Cablevision Systems Corporation (Class A) (a)	234,999	3,933,883
Lamson & Sessions Company (a)	110,000	354,200
Pegasus Communications Corporation (a) (o)	130,000	170,300

		4,458,383

Chemicals — 3.08%

Church & Dwight Company Inc.	40,000	1,217,200
Cytec Industries Inc. (a)	7,000	190,960
Ethyl Corporation (a)	18,000	116,820
Ferro Corporation	100,000	2,443,000
Great Lakes Chemical Corporation	140,000	3,343,200
Hercules Inc. (a)	90,000	792,000
MacDermid Inc.	15,000	342,750
Omnova Solutions Inc. (a)	245,000	987,350

		9,433,280

Communications — 0.01%

Loral Space & Communications (a)	100,000	43,000

Computer Hardware — 0.00%

Cerion Technologies Inc. (a) (d) (k)	90,000	—

Computer Services — 0.16%

Startek Inc. (a)	8,000	220,800
Tyler Technologies Inc. (a)	10,000	41,700
Xanser Corporation (a) (o)	150,000	237,000

		499,500

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

SMALL COMPANY VALUE PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Computer Software — 0.01%

OpenTV Corporation (a) (o)	19,000	$22,610

Conglomerates — 0.09%

Harbor Global Company Ltd. (a)	40,000	272,000

Consumer Durables — 0.26%

Noel Group Liquidating Trust Units (a) (d) (f) (k)	135,000	37,800
Noel Group Units (a) (d) (f) (k)	135,000	—
Oneida Ltd.	70,000	772,100

		809,900

Consumer Products — 0.87%

Elizabeth Arden Inc. (a) (o)	49,500	732,600
New England Business Service Inc.	21,000	512,400
Revlon Inc. (a) (o)	50,000	153,000
Scotts Company (a)	3,000	147,120
Sola International Inc. (a)	37,600	488,800
The Dial Corporation	15,000	305,550
Wd 40 Company	12,000	317,040

		2,656,510

Consumer Services — 0.84%

Chemed Corporation	73,000	2,580,550

Drugs & Medical Products — 0.44%

Owens & Minor Inc. (o)	20,000	328,400
Thermo Electron Corporation (a)	50,000	1,006,000

		1,334,400

Education — 0.05%

Whitman Education Group Inc. (a)	20,000	152,800

Electrical Equipment — 4.95%

Ampco-Pittsburgh Corporation (o)	130,000	1,580,800
Baldor Electric Company	95,000	1,876,250
C & D Technologies	4,000	70,680
Donaldson Company Inc.	20,000	720,000
DQE Inc.	100,000	1,524,000
National Presto Industries Inc.	10,000	293,800
Oak Technology Inc. (a)	100,000	265,000
SL Industries Inc. (a)	78,000	413,400
Thomas & Betts Corporation (a)	160,000	2,704,000
Thomas Industries Inc. (o)	220,000	5,733,200

		15,181,130

Electronics — 0.43%

CTS Corporation (o)	60,000	465,000
Park Electrochemical Corporation	45,000	864,000

		1,329,000

Energy — 0.80%

Aquila Inc.	25,000	44,250
El Paso Electric Company	160,000	1,760,000
ONEOK Inc.	30,000	576,000
SEMCO Energy Inc. (o)	10,000	61,000

		2,441,250

	Number of Shares or Principal Amount	Value

Entertainment & Leisure — 4.70%

Acme Communications Inc. (a)	50,000	$398,500
Bull Run Corporation (a)	140,000	130,200
Churchill Downs Inc. (o)	50,000	1,909,000
Dover Downs Gaming & Entertainment Inc.	57,000	518,130
Dover Motorsports Inc.	113,000	525,450
E.W. Scripps Company (Class A)	19,000	1,462,050
Gaylord Entertainment Company (a) (o)	275,000	5,665,000
Hearst-Argyle Television Inc. (a)	20,000	482,200
Magna Entertainment Corporation (a) (o)	80,000	496,000
Metro Goldwyn Mayer Inc. (a)	25,000	325,000
Sinclair Broadcast Group Inc. (a)	150,000	1,744,500
Six Flags Inc. (a)	120,000	685,200
Thor Industries Inc. (o)	2,000	68,860

		14,410,090

Finance — 0.88%

BKF Capital Group Inc. (a)	44,000	776,600
Interactive Data Corporation (a)	140,000	1,925,000

		2,701,600

Food, Beverages & Tobacco — 6.95%

Boston Beer Inc. (a) (o)	10,000	143,000
Brown Forman Corporation	3,500	234,500
Corn Products International Inc.	80,000	2,410,400
Del Monte Foods Company (a)	30,000	231,000
Flowers Foods Inc.	152,000	2,965,520
Hain Celestial Group Inc. (a)	12,000	182,400
Ingles Markets Inc. (Class A)	140,000	1,647,660
John B. Sanfilippo & Son Inc. (a)	20,000	201,400
PepsiAmericas Inc.	207,500	2,786,725
Ralcorp Holdings Inc. (a)	70,000	1,759,800
Robert Mondavi Corporation (Class A) (a)	45,000	1,395,000
Sensient Technologies Corporation (o)	95,000	2,134,650
Suprema Specialties Inc. (a)	1,500	30
Tootsie Roll Industries Inc.	104,000	3,190,720
Triarc Companies Inc. (a) (o)	40,000	1,049,600
Weis Markets Inc.	31,000	962,550

		21,294,955

Health Care — 0.08%

Henry Schein Inc. (a)	4,000	180,000
Viasys Healthcare Inc. (a)	3,500	52,115

		232,115

Hotels & Restaurants — 2.04%

Aztar Corporation (a)	190,000	2,713,200
Boca Resorts Inc. (a)	135,000	1,444,500
Extended Stay America Inc. (a)	6,000	88,500
Kerzner International Ltd.	42,000	843,360
Lakes Gaming Inc. (a) (o)	50,000	269,950
Park Place Entertainment Corporation (a)	30,000	252,000
The Steak n Shake Company (a)	45,000	450,000

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

SMALL COMPANY VALUE PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Trump Hotels & Casino Resorts Inc. (a) (o)	75,000	$195,000
Wyndham International Inc. (a)	30,000	6,900

		6,263,410

Insurance — 3.35%

Argonaut Group Inc. (o)	113,000	1,666,750
Danielson Holding Corporation (a)	84,000	117,600
Liberty Corporation	142,000	5,509,600
Midland Company	156,500	2,973,500

		10,267,450

Machinery — 4.57%

Baldwin Technology Company Inc. (Class A)	200,000	88,000
Denison International Plc (a)	5,000	80,000
Fairchild Corporation (Class A) (a) (o)	220,000	1,091,200
Flowserve Corporation (a) (o)	82,000	1,212,780
Franklin Electric Company Inc.	37,000	1,776,370
Gorman Rupp Company	20,000	470,000
IDEX Corporation	82,000	2,681,400
Katy Industries Inc. (a)	160,000	550,400
Paxar Corporation (a)	105,000	1,548,750
Standex International Corporation	55,000	1,311,200
Tennant Company	35,000	1,141,000
Watts Industries Inc. (Class A) (o)	130,000	2,046,200

		13,997,300

Manufacturing — 9.41%

Acuity Brands Inc.	55,600	752,824
Aviall Inc. (a) (o)	125,000	1,006,250
Barnes Group Inc.	70,000	1,424,500
Belden Inc. (o)	82,000	1,248,040
BWAY Corporation (a)	25,000	494,500
Crane Company	110,000	2,192,300
Cuno Inc. (a) (o)	65,000	2,152,800
Energizer Holdings Inc. (a)	77,400	2,159,460
Esco Technologies Inc. (a)	1,500	55,500
Fedders Corporation	650,000	1,839,500
Gentek Inc. (a)	15,000	225
Gerber Scientific Inc. (a)	30,000	121,800
GP Strategies Corporation (a)	12,000	60,600
Graco Inc.	95,000	2,721,750
Graftech International Ltd. (a)	115,000	685,400
Industrial Distribution Group Inc. (a)	75,000	231,000
MagneTek Inc. (a)	52,000	230,880
Material Sciences Corporation (a)	205,000	2,652,700
Myers Industries Inc.	150,000	1,605,000
National Service Industries Inc.	3,000	21,540
Oil-Drilling Corporation of America (g)	255,000	2,175,150
Park Ohio Holdings Corporation (a) (o)	160,000	665,600
Precision Castparts Corporation	40,000	970,000
Rawlings Sporting Goods Company Inc.	40,001	352,409
Roper Industries, Inc.	42,000	1,537,200
Strattec Security Corporation (a)	31,000	1,486,140

		28,843,068

	Number of Shares or Principal Amount	Value

Media — 2.83%

Gemstar-TV Guide International Inc. (a)	75,000	$243,750
Media General Inc. (Class A)	140,500	8,422,975

		8,666,725

Medical Instruments — 0.48%

Sybron Dental Specialties (a)	100,000	1,485,000

Medical Services — 0.72%

Apogent Technologies Inc. (a)	37,000	769,600
CIRCOR International Inc.	62,000	985,800
Inverness Medical Innovations Inc. (a) (o)	34,400	452,360

		2,207,760

Metals & Mining — 0.11%

TVX Gold Inc. (a) (o)	13,000	204,360
WHX Corporation (a) (o)	49,000	120,050

		324,410

Multi-Line Insurance — 0.41%

Alleghany Corporation (a)	7,000	1,242,500

Neutraceuticals — 0.16%

Weider Nutrition International Inc. (a)	330,000	478,500

Oil Services — 0.11%

Keneb Services LLC (o)	1	18
RPC Inc.	23,000	266,800
W-H Energy Services Inc. (a) (o)	4,000	58,360

		325,178

Paper Products — 0.90%

Greif Brothers Corporation (Class A)	100,000	2,380,000
Schweitzer Mauduit International Inc.	15,000	367,500

		2,747,500

Pharmaceuticals — 0.01%

Twinlab Corporation (a)	180,000	18,000

Printing & Publishing — 6.78%

A.H. Belo Corporation (Class A)	108,000	2,302,560
Journal Register Company (a)	110,000	1,955,800
Lee Enterprises Inc.	67,000	2,245,840
McClatchy Company (Class A)	100,000	5,673,000
Meredith Corporation	55,000	2,261,050
Penton Media Inc. (a) (o)	60,000	40,800
PRIMEDIA Inc. (a) (o)	310,000	638,600
Pulitzer Inc. (o)	80,000	3,596,000
Thomas Nelson Inc. (a)	57,000	571,140
Topps Company Inc. (a)	170,000	1,479,000

		20,763,790

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

SMALL COMPANY VALUE PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Real Estate — 1.47%

Catellus Development Corporation (a)	130,000	$2,580,500
Griffin Land & Nurseries Inc. (a)	112,000	1,622,880
Louisiana Quinta Corporation (a)	71,200	313,280

		4,516,660

Retail — 2.27%

Blockbuster Inc.	6,000	73,500
Burlington Coat Factory Warehouse Corporation	93,000	1,669,350
Lillian Vernon Corporation (o)	330,000	1,353,000
Neiman Marcus Group (Class B) (a)	140,000	3,826,200
Phar-Mor Inc. (a) (d)	20,000	—
School Specialty Inc. (a) (o)	2,000	39,960

		6,962,010

Technology — 0.01%

Liberty Satellite & Technology (a) (o)	10,000	26,500

Telecommunications — 3.07%

Atlantic Tele-Network Inc.	14,000	217,000
ATX Communications Inc.	27,500	10,725
Broadwing Inc. (a)	250,000	880,000
Citizens Communications Company (a) (o)	235,000	2,479,250
Commonwealth Telephone Enterprises Inc. (a) (o)	28,577	1,024,200
Commonwealth Telephone Enterprises Inc. (Class B) (a)	62,733	2,305,438
Communications Systems Inc.	78,000	621,660
D&E Communications Inc.	49,940	417,500
Nextel Partners Inc. (a) (o)	50,000	303,500
Plantronics Inc. (a) (o)	5,000	75,650
Rural Celluar Corporation (a) (o)	55,000	46,750
Telephone and Data Systems Inc.	22,000	1,034,440

		9,416,113

Transportation — 1.56%

GATX Corporation (o)	175,000	3,993,500
Oshkosh Truck Corporation	3,000	184,500
TransPro Inc. (a)	105,000	588,000

		4,766,000

Travel/Entertainment/Leisure — 0.03%

Bowlin Travel Centers Inc. (a)	70,000	102,200

Utilities — 1.18%

AGL Resources Inc.	27,000	656,100
CH Energy Group Inc. (o)	43,000	2,005,090
Weststar Energy Inc.	95,000	940,500

		3,601,690

Waste Management — 1.09%

Allied Waste Industries Inc. (a)	155,000	1,550,000
Republic Services Inc. (a)	85,000	1,783,300

		3,333,300

	Number of Shares or Principal Amount	Value

Wireless Communications — 2.04%

Allen Telecom Inc. (a) (o)	117,000	$1,107,990
Centennial Communications Corporation (a) (o)	41,000	107,010
Dobson Communications Corporation (a)	5,000	11,050
Nextel Communications Inc. (Class A) (a)	80,000	924,000
Price Communications Corporation (a)	170,000	2,351,100
United States Cellular Corporation (a) (o)	34,000	850,680
Western Wireless Corporation (a) (o)	170,000	901,000

		6,252,830

Total Domestic Common Stocks
(Identified cost $312,321,260)		301,699,135

Foreign Stocks — 1.02%

Broadcasting — 0.04%

News Corporation Ltd. (ADR)	5,000	113,250

Business Services — 0.03%

MDC Corporation (Class A) (a) (o)	20,000	85,400

Cable — 0.08%

Rogers Communications Inc. (Class B) (a) (o)	25,000	234,500

Metals & Mining — 0.17%

Barrick Gold Corporation (o)	35,000	539,350

Telecommunications — 0.31%

AO VimpelCom (ADR) (a) (o)	30,000	960,300
GST Telecommunications Inc. (a) (d)	120,000	—

		960,300

Wireless Communications — 0.39%

Rogers Wireless Communications (Class B) (a)	135,000	1,188,000

Total Foreign Stocks
(Identified cost $5,176,573)		3,120,800

Total Investments
(Identified cost $317,497,833)		$304,819,935

Other Assets Less Liabilities — 0.53%		1,624,600

Net Assets — 100%		$306,444,535

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

SMALL COMPANY VALUE PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

(a)	Non-income producing security.
(d)	Security is fair valued at December 31, 2002.
(f)	Restricted securities as of December 31, 2002 were as follows:

					Aggregate
Description	Date of Acquisition	Number of Units	Unit Cost	Fair Value per Unit	Cost	Value	Percentage of Net Assets
Noel Group Units	04/13/99	135,000	$0.49	$—	$65,800	$—	0.00%
Noel Group Liquidating Trust Units	10/08/98	135,000	$0.81	$0.28	$109,688	$37,800	0.01%

(g)	Considered an affiliated company as the Portfolio owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies as of December 31, 2002 was $2,715,150.
(k)	Illiquid security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.
(ADR)	American Depository Receipt.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

CAPITAL APPRECIATION PORTFOLIO

Subadviser’s Comments

Marsico Capital Management, LLC

Denver, Colorado

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Marsico Capital Management, LLC (“Marsico”), which manages approximately $14.7 billion for institutional clients and whose usual investment minimum is $100 million, became subadviser to the Portfolio on November 1, 1999.

Investment Objective

The objective of the Enterprise Capital Appreciation Portfolio is to seek maximum capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, the Portfolio returned -16.87 percent. The Portfolio outperformed its benchmark, the S&P 500 Index, which returned -22.11 percent. The Portfolio outperformed its peer group, the Lipper Large-Cap Growth Fund Index, which returned -28.11 percent.

Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. The S&P 500 Index replaces the S&P Barra/Growth Index as the Fund’s broad-based benchmark as it more appropriately represents the Fund’s broad-based market. During 2002, an investment in the above hypothetical account for the Enterprise Accumulation Trust Capital Appreciation Portfolio decreased by $2,035 compared to a decrease of $2,213 in the S&P Barra/Growth Index and a decrease of $2,267 in the S&P 500 Index. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

While the Portfolio did succeed in outpacing its benchmark indices by a considerable margin over the course of the entire year, there were some “blemishes” performance-wise. These included generally maintaining an under-weighted investment posture in certain industries including banking, household/personal products, energy, and materials. Specific

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)

CAPITAL APPRECIATION PORTFOLIO

Subadviser’s Comments

individual positions in sectors such as health care, namely Baxter International Inc. and Quest Diagnostics Inc., and financial services companies like Citigroup and Capital One Financial Corporation, also detracted from the Portfolio’s performance.

The Portfolio’s investments in the aerospace/defense industry, which were initiated well prior to the September 11, 2001 terrorist attacks, performed well for the year as a whole; specifically Lockheed-Martin Corporation, General Dynamics Corporation, and L-3 Communications Holdings, Inc. The Portfolio’s performance benefited from the information technology sector; specifically QUALCOMM Inc., Dell Computer Corporation, and Cisco Systems Inc. In aggregate, investment results for the Portfolio were helped for the year by positions in equipment and services companies such as United Health Group Inc. and Zimmer Holdings.

The Portfolio’s financial services position in SLM Corporation, formerly known as Student Loan Marketing Association, was also a significant positive contributor to performance for the year, while the Portfolio generally maintained a significant under-weighted investment posture in the telecommunications services sector, as compared to the S&P 500 Index. This strategy positively impacted investment performance for the year as a whole. The Portfolio’s holdings in the automobile industry, such as Porsche and BMW, positively affected the Portfolio’s performance for 2002.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

ENTERPRISE ACCUMULATION TRUST

CAPITAL APPRECIATION PORTFOLIO

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 90.72%

Aerospace — 4.36%

General Dynamics Corporation	9,053	$718,537
Lockheed Martin Corporation	20,492	1,183,413

		1,901,950

Banking — 2.44%

J. P. Morgan Chase & Company	16,104	386,496
Wells Fargo & Company	14,496	679,428

		1,065,924

Biotechnology — 3.50%

Amgen Inc. (a)	31,574	1,526,287

Broadcasting — 4.65%

Clear Channel Communications Inc. (a)	21,138	788,236
Viacom Inc. (Class B) (a)	30,446	1,240,979

		2,029,215

Building & Construction — 3.19%

D.R. Horton Inc.	22,683	393,550
Jacobs Engineering Group Inc. (a)	2,578	91,777
Lennar Corporation (o)	17,552	905,683

		1,391,010

Computer Hardware — 4.61%

Cisco Systems Inc. (a)	86,370	1,131,447
Dell Computer Corporation (a)	32,856	878,569

		2,010,016

Computer Software — 4.23%

Electronic Arts Inc. (a)	14,913	742,220
Microsoft Corporation (a)	21,366	1,104,622

		1,846,842

Consumer Durables — 0.54%

Harley-Davidson Inc.	5,130	237,006

Consumer Products — 4.62%

Colgate-Palmolive Company	13,038	683,582
Procter & Gamble Company	15,472	1,329,664

		2,013,246

Finance — 9.56%

Lehman Brothers Holdings Inc.	16,940	902,733
SLM Corporation	31,434	3,264,735

		4,167,468

Food, Beverages & Tobacco — 3.56%

Anheuser-Busch Companies Inc.	10,405	503,602
PepsiCo Inc.	16,710	705,496
Starbucks Corporation (a)	16,860	343,607

		1,552,705

	Number of Shares or Principal Amount	Value

Health Care — 2.41%

HCA Inc.	25,356	$1,052,274

Hotels & Restaurants — 3.62%

Four Season Hotels Inc. (o)	31,874	900,440
MGM Mirage Inc. (a)	20,646	680,699

		1,581,139

Medical Instruments — 2.25%

Zimmer Holdings Inc. (a)	23,608	980,204

Medical Services — 11.13%

Quest Diagnostics Inc. (a) (o)	28,246	1,607,197
United Health Group Inc.	38,864	3,245,144

		4,852,341

Misc. Financial Services — 3.68%

Citigroup Inc.	16,574	583,239
Fannie Mae	15,862	1,020,403

		1,603,642

Pharmaceuticals — 3.37%

Forest Laboratories Inc. (a)	1,285	126,213
IDEC Pharmaceuticals Corporation (a)	16,000	530,720
Johnson & Johnson	15,110	811,558

		1,468,491

Real Estate — 1.18%

M.D.C. Holdings Inc.	13,448	514,520

Retail — 10.45%

Bed Bath & Beyond Inc. (a)	23,270	803,513
Lowe's Companies Inc. (o)	36,702	1,376,325
Tiffany & Company	61,165	1,462,455
Wal-Mart Stores Inc.	18,097	914,080

		4,556,373

Telecommunications — 2.66%

QUALCOMM Inc. (a)	31,920	1,161,569

Transportation — 2.48%

FedEx Corporation	19,980	1,083,316

Wireless Communications — 2.23%

Nextel Communications Inc. (Class A) (a)	84,088	971,216

Total Domestic Common Stocks
(Identified cost $39,381,476)		39,566,754

ENTERPRISE Accumulation Trust

ENTERPRISE ACCUMULATION TRUST

CAPITAL APPRECIATION PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Foreign Stocks — 7.36%

Automotive — 3.08%

Bayerische Motoren Werke (a)	44,170	$1,341,075

Food, Beverages & Tobacco — 0.65%

Heineken (a)	7,304	285,253

Transportation — 1.92%

Ryanair Holdings (ADR) (a) (o)	21,412	838,494

Wireless Communications — 1.71%

Nokia Corporation (Class A) (ADR)	48,094	745,457

Total Foreign Stocks
(Identified cost $3,163,697)		3,210,279

	Number of Shares or Principal Amount	Value

Foreign Preferred Stock — 1.66%

Automotive — 1.66%

Porsche (a)	1,738	$722,557

Total Foreign Preferred Stock
(Identified cost $628,421)		722,557

Total Investments
(Identified cost $43,173,594)		$43,499,590

Other Assets Less Liabilities — 0.26%		114,181

Net Assets — 100%		$43,613,771

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.
(ADR)	American Depository Receipt.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

EQUITY PORTFOLIO

Subadviser’s Comments

TCW Investment Management Company

Los Angeles, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

TCW Investment Management Company (“TCW”), a wholly owned subsidiary of TCW Group, Inc., became subadviser to the Enterprise Equity Portfolio on November 1, 1999. TCW Group, Inc. manages approximately $80 billion for institutional clients and its normal investment minimum is $100 million.

Investment Objective

The objective of the Enterprise Equity Portfolio is long-term capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, the Portfolio returned -29.41 percent. The Portfolio underperformed its benchmark, the S&P 500 Index, which returned -22.11 percent. The Portfolio underperformed its peer group, the Lipper Large-Cap Growth Fund Index, which returned -28.11 percent.

Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The year 2002 ends the third year in a row of negative returns for the equity markets. The normal pattern has been to decline in line with the market but to outperform in rising markets. The Portfolio did outperform in the two rising quarters, the first and fourth quarters, but suffered significant declines in the second and third quarters. For the year, value stocks outperformed growth stocks, but when mutual fund redemptions were heavy and short sales activity was rampant, no particular style was safe.

The scale of impropriety seems unmatched. Often the news seemed stranger than fiction. With all of these events occurring, it is understandable why investor confidence has been shaken. But it is also clear that 2002 was more of a

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)

EQUITY PORTFOLIO

Subadviser’s Comments

stock market event than an economic event. While valuations were rich heading into this bear market, never has there been a contraction of this magnitude where the structural backdrop for the market is this good. Inflation is low. The past recession was by all definitions a mild one. Through much of the year investors sought safe harbors. These tend to be mature businesses that have poor growth prospects but trade at low valuations. For much of the year bonds have dramatically outperformed stocks. The market is now in the unusual circumstance of having government bond yields at their lowest level in forty years. Gold, often seen as an inflation hedge, is at a five and a half year high and the U.S. Dollar is at its lowest level in three years.

For some of the Portfolio’s holdings, the past few years have provided a challenging test. For the information technology sector this has been the worst business environment ever. The Portfolio’s health care holdings witnessed a more restrictive regulatory setting. The airline industry has seen a significant contraction after the September 11, 2001 attacks. Holdings related to individuals’ need to provide for their retirement have been impacted by this historic bear market. Nevertheless, TCW believes that the companies the Portfolio holds, in the face of tremendous adversity, have performed admirably. They have improved their profitability, augmented their market share and positioned themselves to do that much better in the future. All remain cash flow positive with high quality balance sheets.

Through most of the year, TCW made very few outright changes to the Portfolio’s holdings. Several stocks had significant price declines but it was notable that, in most cases, their competitor’s declines were even greater. As TCW saw what they believed was mispricing during the year, TCW made adjustments to the size of the Portfolio’s holdings. This scaling back of the relatively expensive and redeploying into the relatively cheap holdings was additive to the Portfolio’s total returns. In the fourth quarter, the Portfolio added some new names to its holdings. While TCW has monitored these stocks for several years, it was only recently that they felt the business model strength and valuation warranted inclusion into the Portfolio’s holdings.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

EQUITY PORTFOLIO

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Common Stocks — 98.89%

Biotechnology — 9.00%

Amgen Inc. (a)	182,200	$8,807,548
Genentech Inc. (a)	276,080	9,154,813

		17,962,361

Business Services — 3.13%

Paychex Inc.	223,700	6,241,230

Computer Hardware — 7.61%

Cisco Systems Inc. (a)	460,800	6,036,480
Dell Computer Corporation (a)	342,000	9,145,080

		15,181,560

Computer Services — 4.06%

Juniper Networks Inc. (a) (o)	78,385	533,018
Pixar Inc. (a) (o)	143,000	7,577,570

		8,110,588

Computer Software — 6.92%

Microsoft Corporation (a)	187,900	9,714,430
Siebel Systems Inc. (a)	547,500	4,095,300

		13,809,730

Electrical Equipment — 2.46%

General Electric Company	202,000	4,918,700

Insurance — 14.75%

AFLAC Inc.	235,100	7,081,212
Progressive Corporation	450,385	22,352,608

		29,433,820

Medical Services — 3.19%

Biogen Inc. (a)	159,000	6,369,540

Misc. Financial Services — 3.16%

Charles Schwab Corporation	581,250	6,306,562

Multi-Line Insurance — 2.32%

American International Group Inc.	80,150	4,636,677

Pharmaceuticals — 7.47%

Eli Lilly & Company	130,500	8,286,750
MedImmune Inc. (a)	47,115	1,280,115
Pfizer Inc.	174,550	5,335,993

		14,902,858

	Number of Shares or Principal Amount	Value

Retail — 7.18%

Amazon.com Inc. (a)	193,600	$3,657,104
eBay Inc. (a)	62,700	4,252,314
Wal-Mart Stores Inc.	127,135	6,421,589

		14,331,007

Semiconductors — 15.56%

Applied Materials Inc. (a)	623,060	8,118,472
Intel Corporation	375,100	5,840,307
Maxim Integrated Products Inc.	326,500	10,787,560
Xilinx Inc. (a)	305,900	6,301,540

		31,047,879

Technology — 4.57%

Network Appliance Inc. (a) (o)	911,300	9,113,000

Telecommunications — 4.61%

QUALCOMM Inc. (a)	253,000	9,206,670

Transportation — 2.90%

Southwest Airlines Company	416,450	5,788,655

Total Common Stocks
(Identified cost $306,861,553)		197,360,837

Repurchase Agreement — 1.58%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $3,161,167 Collateral: GNMA $3,165,000, 7.00% due 04/20/32 Value $3,247,378	$3,161,000	3,161,000

Total Repurchase Agreement
(Identified cost $3,161,000)		3,161,000

Total Investments
(Identified cost $310,022,553)		$200,521,837

Other Assets Less Liabilities — (0.47)%		(934,986)

Net Assets — 100%		$199,586,851

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

EQUITY INCOME PORTFOLIO

Subadviser’s Comments

Boston Advisors, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Boston Advisors, Inc. (“Boston Advisors”) has been subadviser to the Enterprise Equity Income Portfolio since its inception. Boston Advisors is a member of The MONY Group Inc. (NYSE: MNY) and manages approximately $4 billion for institutional clients. Its normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Equity Income Portfolio is to seek a combination of growth and income to achieve an above-average and consistent total return.

2002 Performance Review

For the year ended December 31, 2002, the Portfolio returned -14.76 percent. The Portfolio outperformed its benchmark, the S&P 500/Barra Value Index, which returned -20.85 percent. The Portfolio outperformed its peer group, the Lipper Equity Income Fund Index, which returned -16.43 percent.

Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*S&P 500/Barra Value Index is an unmanaged capitalization weighted index comprised of stocks of the S&P 500 with low price-to-book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Equity Income Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The Portfolio benefited from significant over-weighting in early economic cycle related stocks such as aerospace, industrial conglomerates, machinery, railroads, material and energy. Particular winners were Eaton Corporation, Northrop Grumman Corporation, 3M, Textron and Union Pacific Corporation. The Portfolio had an under-weighting in the overall consumer related and financial area, but had important holdings in Avon Products, Inc., Procter & Gamble, Anheuser Busch Companies, Bank of America, The Allstate Corporation and Wells Fargo & Company. Given the economic, political and geopolitical environment, stock selection was even more important than usual in the investment equation.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)

EQUITY INCOME PORTFOLIO

Subadviser’s Comments

The stock market environment was very difficult in 2002, with significant economic and earnings uncertainties, many corporate related issues such as disclosure, accounting irregularities, debt problems and management malfeasance, overvaluation of stock and finally, but certainly not least, the overhang of a possible war with Iraq and further acts of terrorism. While many of these problems still persist, Boston Advisors believes that the market impact lessened as the year progressed. While economic growth was uneven on a quarter-to-quarter basis, Boston Advisors believed that many elements were present — positive monetary and fiscal policies, and strong consumer spending, for example — that indicated that the economy would be a driver of earnings growth and an improving stock market.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

EQUITY INCOME PORTFOLIO

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Common Stocks — 92.58%

Aerospace — 4.46%

Honeywell International Inc.	15,000	$360,000
Northrop Grumman Corporation	6,001	582,049
Raytheon Company	10,000	307,500
United Technologies Corporation	7,000	433,580

		1,683,129

Automotive — 4.61%

Cummins Inc. (o)	17,000	478,210
Ford Motor Company (o)	13,000	120,900
General Motors Corporation (o)	8,000	294,880
Genuine Parts Company	4,000	123,200
Johnson Controls Inc.	9,000	721,530

		1,738,720

Banking — 6.24%

Bank of America Corporation	8,000	556,560
Bank One Corporation	11,000	402,050
J. P. Morgan Chase & Company	7,000	168,000
KeyCorp	15,000	377,100
U.S. Bancorp	18,000	381,960
Wells Fargo & Company	10,000	468,700

		2,354,370

Chemicals — 2.37%

Dow Chemical Company	13,000	386,100
Du Pont (E. I.) de Nemours & Company	12,000	508,800

		894,900

Computer Hardware — 0.46%

Hewlett-Packard Company	10,000	173,600

Conglomerates — 1.60%

Textron Inc.	14,000	601,860

Consumer Non-Durables — 1.00%

Avon Products Inc.	7,000	377,090

Consumer Products — 3.43%

Eastman Kodak Company	5,000	175,200
Gillette Company	10,000	303,600
Kimberly-Clark Corporation	4,000	189,880
Procter & Gamble Company	3,000	257,820
Whirlpool Corporation	7,000	365,540

		1,292,040

Crude & Petroleum — 2.78%

Burlington Resources Inc.	6,000	255,900
ChevronTexaco Corporation	3,000	199,440
Exxon Mobil Corporation	17,000	593,980

		1,049,320

	Number of Shares or Principal Amount	Value

Electrical Equipment — 4.70%

Dominion Resources Inc.	11,000	$603,900
Emerson Electric Company	12,000	610,200
General Electric Company	23,000	560,050

		1,774,150

Energy — 3.36%

Duke Energy Corporation	16,000	312,640
Entergy Corporation	14,000	638,260
Exelon Corporation	6,000	316,620

		1,267,520

Food, Beverages & Tobacco — 2.01%

Anheuser-Busch Companies Inc.	4,000	193,600
Coca-Cola Company	9,000	394,380
PepsiCo Inc.	4,000	168,880

		756,860

Insurance — 1.59%

Marsh & McLennan Companies Inc.	13,000	600,730

Machinery — 4.96%

Caterpillar Inc.	14,000	640,080
Deere & Company	14,000	641,900
Pitney Bowes Inc.	18,000	587,880

		1,869,860

Manufacturing — 6.24%

3M Company	7,500	924,750
Eaton Corporation	10,000	781,100
Ingersoll-Rand Company Ltd.	15,000	645,900

		2,351,750

Metals & Mining — 1.78%

Alcoa Inc.	15,000	341,700
Nucor Corporation	8,000	330,400

		672,100

Misc. Financial Services — 4.42%

Citigroup Inc.	15,000	527,850
Fannie Mae	9,000	578,970
Morgan Stanley Dean Witter & Company	14,000	558,880

		1,665,700

Multi-Line Insurance — 1.09%

Lincoln National Corporation	13,000	410,540

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

EQUITY INCOME PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Oil Services — 6.39%

Baker Hughes Inc.	10,000	$321,900
Conocophillips	4,000	193,560
Diamond Offshore Drilling Inc.	11,000	240,350
El Paso Corporation	10,000	69,600
Kerr-McGee Corporation	6,000	265,800
KeySpan Corporation	15,000	528,600
Murphy Oil Corporation	7,000	299,950
Schlumberger Ltd.	5,000	210,450
Tidewater Inc.	9,000	279,900

		2,410,110

Paper & Forest Products — 1.66%

Georgia-Pacific Group	17,000	274,720
International Paper Company	10,000	349,700

		624,420

Paper Products — 0.98%

MeadWestvaco Corporation	15,000	370,650

Pharmaceuticals — 11.07%

Abbott Laboratories	10,000	400,000
Baxter International Inc.	14,000	392,000
Bristol-Myers Squibb Company	11,000	254,650
Eli Lilly & Company	7,000	444,500
Johnson & Johnson	4,000	214,840
Merck & Company Inc.	14,000	792,540
Pfizer Inc.	24,000	733,680
Pharmacia Corporation	6,000	250,800
Schering-Plough Corporation	11,000	244,200
Wyeth	12,000	448,800

		4,176,010

Printing & Publishing — 1.76%

McGraw-Hill Companies Inc.	11,000	664,840

Property-Casualty Insurance — 3.59%

Allstate Corporation	11,000	406,890
Chubb Corporation	9,000	469,800
St. Paul Companies Inc.	14,000	476,700

		1,353,390

Raw Materials — 1.30%

Weyerhaeuser Company	10,000	492,100

	Number of Shares or Principal Amount	Value

Real Estate — 0.78%

Equity Residential Properties Trust	12,000	$294,960

Telecommunications — 4.88%

BellSouth Corporation	22,000	569,140
SBC Communications Inc.	24,000	650,640
Verizon Communications Inc.	16,000	620,000

		1,839,780

Transportation — 3.07%

Canadian National Railway Company	6,000	249,360
CSX Corporation	13,000	368,030
Union Pacific Corporation	9,000	538,830

		1,156,220

Total Common Stocks
(Identified cost $40,066,833)		34,916,719

Repurchase Agreement — 8.18%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $3,086,163 Collateral: GNMA $3,090,000, 7.00% due 04/20/32, Value $3,170,426	$3,086,000	3,086,000

Total Repurchase Agreement
(Identified cost $3,086,000)		3,086,000

Total Investments
(Identified cost $43,152,833)		$38,002,719

Other Assets Less Liabilities — (0.76)%		(287,161)

Net Assets — 100%		$37,715,558

(o)	Security, or portion thereof, out on loan at December 31, 2002.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

GROWTH PORTFOLIO

Subadviser’s Comments

Montag & Caldwell, Inc.

Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Montag & Caldwell, Inc. (“Montag & Caldwell”) has served as subadviser to the Enterprise Growth Portfolio since the Portfolio was organized was organized December 1, 1998. Montag & Caldwell manages approximately $23.5 billion for institutional clients, and its normal investment minimum is $40 million.

Investment Objective

The objective of the Enterprise Growth Portfolio is to seek capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, the Portfolio returned -23.26 percent. The Portfolio underperformed its benchmark, the S&P 500 Index, which returned -22.11 percent. By comparison, the Portfolio outperformed its peer group, the Lipper Large-Cap Growth Fund Index, which returned -28.11 percent.

Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The year 2002 is the third year in a row to show negative returns in the equity markets. Despite economic fundamentals showing moderate growth, the stock market continued to fall. Investor confidence, combined with geopolitical risk and corporate malfeasance were the primary reasons the equity markets were unable to price in economic emergence from recession.

The Portfolio’s stock selection and sector positioning added value versus the benchmark. Most notably, Montag & Caldwell’s decision for the Portfolio to be over-weight in consumer staples and healthcare. Consumer staples companies, such as Procter & Gamble Company and Colgate Palmolive Company, had positive impacts on the

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)

GROWTH PORTFOLIO

Subadviser’s Comments

Portfolio’s performance and led the sector. Healthcare companies, such as Johnson & Johnson, Pharmacia Corporation and Medtronic, showed strong relative returns and helped cushion the Portfolio’s decline relative to growth stocks in general. The Portfolio’s industrial holdings, such as 3M Company, Caterpillar Inc., United Parcel Service, and Masco Corp., had a positive impact on relative performance as did consumer non-cyclical companies such as, Coca Cola, Pepsico and Gillette. The combination of these over-weighted sectors and strong relative returns from the aforementioned holdings served the Portfolio well for the year.

The Portfolio’s holdings in the consumer discretionary, information technology and financial sectors penalized the Portfolio’s return. The consumer discretionary sector had a negative impact on performance for the year. McDonalds had the greatest negative impact in this sector. Montag & Caldwell added McDonald’s to the Portfolio’s holdings early in the 2nd quarter based on strong European results and Montag & Caldwell’s positive view of the company’s domestic initiatives, but a very disappointing management update prompted a complete sale of the position. Montag & Caldwell eliminated the Portfolio’s position in Home Depot as the rapid pace of change in management and culture and difficult competitive environment dampened the company’s earnings momentum. The Portfolio was under-weight information technology and telecommunication services. A rebound in these very depressed sectors accounted for most of the S&P 500’s fourth quarter return as those sectors gained 22 percent and 38 percent respectively. The under-weighting in information technology and the Portfolio’s exposure to Electronic Data System’s major earnings disappointment late in the third quarter negatively impacted annual performance. The Portfolio’s performance in the financials sector suffered this year as well. The greatest detraction was the Portfolio’s position in Bank of New York. Montag & Caldwell did, however, exit this position during the fourth quarter, following disappointing third quarter results and lower expectations for revenue and earnings growth looking to next year.

In the Portfolio’s investment selections, Montag & Caldwell continues to emphasize high quality global growth companies in the consumer staples and healthcare sectors, where valuations and solid earnings growth prospects remain attractive. Also in focus are the shares of high quality cyclical growth businesses in the industrial, consumer discretionary and oil service sectors that are undervalued and can achieve realistic earnings targets. In technology, Montag & Caldwell is seeking companies capable of a reliable earnings recovery in this difficult industry environment.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

GROWTH PORTFOLIO

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 96.39%

Biotechnology — 3.95%

Amgen Inc. (a)	170,400	$8,237,136

Building & Construction — 3.19%

Masco Corporation	316,500	6,662,325

Computer Software — 3.50%

Electronic Arts Inc. (a)	96,000	4,777,920
Microsoft Corporation (a)	48,600	2,512,620

		7,290,540

Consumer Products — 16.33%

Colgate-Palmolive Company	200,000	10,486,000
Gillette Company	279,300	8,479,548
Newell Rubbermaid Inc.	173,700	5,268,321
Procter & Gamble Company	114,300	9,822,942

		34,056,811

Entertainment & Leisure — 2.03%

Walt Disney Company	259,900	4,238,969

Food, Beverages & Tobacco — 7.27%

Coca-Cola Company	204,900	8,978,718
PepsiCo Inc.	146,400	6,181,008

		15,159,726

Hotels & Restaurants — 2.47%

Marriott International Inc. (Class A)	156,700	5,150,729

Insurance — 2.80%

Marsh & McLennan Companies Inc.	126,500	5,845,565

Machinery — 1.10%

Caterpillar Inc.	50,000	2,286,000

Manufacturing — 3.80%

3M Company	64,300	7,928,190

Media — 2.85%

Gannett Company Inc.	82,800	5,945,040

Medical Instruments — 5.16%

Medtronic Inc.	236,000	10,761,600

Misc. Financial Services — 2.90%

Citigroup Inc.	172,200	6,059,718

Multi-Line Insurance — 4.26%

American International Group Inc.	153,550	8,882,868

Oil Services— 7.98%

GlobalSantaFe Corporation	112,100	2,726,272
Schlumberger Ltd.	214,100	9,011,469
Transocean Sedco Forex Inc.	211,900	4,916,080

		16,653,821

	Number of Shares or Principal Amount	Value

Pharmaceuticals — 15.25%

Johnson & Johnson	193,900	$10,414,369
Lilly (Eli) & Company	97,100	6,165,850
Pfizer Inc.	328,400	10,039,188
Pharmacia Corporation	124,400	5,199,920

		31,819,327

Retail — 4.48%

Costco Wholesale Corporation (a)	111,500	3,128,690
eBay Inc. (a)	30,400	2,061,728
Kohl’s Corporation (a)	74,300	4,157,085

		9,347,503

Telecommunications — 4.96%

QUALCOMM Inc. (a)	284,200	10,342,038

Transportation — 2.11%

United Parcel Service Inc.	69,800	4,402,984

Total Domestic Common Stocks
(Identified cost $211,720,548)		201,070,890

Foreign Stocks — 1.92%

Wireless Communications — 1.92%

Nokia Corporation (Class A) (ADR)	258,600	4,008,300

Total Foreign Stocks
(Identified cost $4,719,509)		4,008,300

Repurchase Agreement — 1.65%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $3,445,182 Collateral: GNMA $3,445,000, 7.00% due 4/20/32 Value $3,534,666	$3,445,000	3,445,000

Total Repurchase Agreement
(Identified cost $3,445,000)		3,445,000

Total Investments
(Identified cost $219,885,057)		$208,524,190

Other Assets Less Liabilities — 0.04%		85,901

Net Assets — 100%		$208,610,091

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

GROWTH AND INCOME PORTFOLIO

Subadviser’s Comments

Retirement System Investors Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Retirement System Investors Inc. (“RSI”) has served as subadviser to the Enterprise Growth and Income Portfolio since 1998. RSI manages approximately $0.8 billion for all of its clients, and its normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Growth and Income Portfolio is total return through capital appreciation with income as a secondary consideration.

2002 Performance Review

For the year ended December 31, 2002, the Portfolio returned -25.95 percent. The Portfolio underperformed its benchmark, the S&P 500 Index, which returned -22.11 percent. The Portfolio underperformed its peer group, the Lipper Large-Cap Core Fund Index, which returned -21.23 percent.

Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Core Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Core Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The year 2002 marked the third year in a row of stock market declines. In the large capitalization stock sector, value stocks outperformed their growth counterparts. Given the triple threat of the struggling economy, corporate scandals and political instability, the declines in the equity market are not surprising. While the economy avoided the feared double dip recession, growth was far from robust. Consumer buying power, which had been bolstered by wave after wave of mortgage refinancings induced by historically low interest rates, ran out of steam as the year progressed. Corporate spending failed to pick up the slack, so the economy as a whole lacked a real catalyst for renewed, vigorous growth. Corporate scandals, from Tyco International to Worldcom to Enron and more, gave skittish investors plenty

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)

GROWTH AND INCOME PORTFOLIO

Subadviser’s Comments

of reason to stay away from the equity markets until the dust settles. Personal affidavits from chief executive and chief financial officers, filed during the summer, helped to address this concern and lift the markets temporarily, but global political risk kept a lid on the upward move. At year-end, the potential for conflict in both Iraq and North Korea ensured that political uncertainty and the likelihood of armed conflict among nations remained an ongoing part of the investment decision calculation.

With all of these factors weighing on the market, it is not surprising that the relatively best-performing group for the year is a traditionally defensive one — consumer staples. Within that group, Anheuser Busch Companies, among the Portfolio’s largest holdings, was a stellar performer. Tradition, however, was not enough to buoy other defensive sectors, such as health care, which declined roughly 20 percent, only slightly outpacing the market overall. The threat of generic competition to branded pharmaceuticals drove price to earnings (“P/E”) multiples in that sizable subgroup down; the Portfolio remained under-weight in this group throughout the year, although two of the Portfolio’s largest holdings, Johnson & Johnson and Amgen Inc. did outperform.

The Portfolio was positioned at the outset of 2002 to take advantage of an expected rebound in the economy, with sizeable commitments to the industrial and energy sectors. As the year unfolded, the industrial economy continued to limp along, underperforming the market as a whole. Stock selection in the group was mixed: Emerson Electric, and an under-weight position in General Electric Company were positive contributors, offset by the negative contribution to performance by Tyco International.

The anticipation of a better 2003 drove a rebound in telecommunications services and information technology stocks in the fourth quarter. In the Technology sector, the Portfolio’s performance was helped by positions in QUALCOMM Inc. and Cisco Systems, Inc. but hurt by EMC Corporation and Sun Microsystems, which were sold prior to year-end.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

GROWTH AND INCOME PORTFOLIO

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 90.62%

Aerospace — 7.63%

Honeywell International Inc.	84,700	$2,032,800
L-3 Communications Holdings Inc. (a) (o)	21,700	974,547
Northrop Grumman Corporation	4,900	475,300
Raytheon Company	53,150	1,634,362
United Technologies Corporation	54,600	3,381,924

		8,498,933

Banking — 4.76%

Bank of America Corporation	20,600	1,433,142
J. P. Morgan Chase & Company	115,275	2,766,600
Wells Fargo & Company	23,500	1,101,445

		5,301,187

Biotechnology — 2.36%

Amgen Inc. (a)	52,250	2,525,765
Genentech Inc. (a)	3,300	109,428

		2,635,193

Chemicals — 1.83%

Praxair Inc.	35,250	2,036,393

Computer Hardware — 4.24%

Cisco Systems Inc. (a)	59,420	778,402
Dell Computer Corporation (a)	20,500	548,170
Hewlett-Packard Company	29,800	517,328
International Business Machines Corporation	37,160	2,879,900

		4,723,800

Consumer Products — 3.12%

Kimberly-Clark Corporation	73,150	3,472,431

Containers/Packaging — 0.92%

Smurfit-Stone Container Corporation (a)	67,000	1,031,197

Crude & Petroleum — 7.54%

ChevronTexaco Corporation	29,780	1,979,775
Exxon Mobil Corporation	183,664	6,417,220

		8,396,995

Electrical Equipment — 5.00%

Emerson Electric Company	109,690	5,577,737

Food, Beverages & Tobacco — 7.34%

Anheuser-Busch Companies Inc.	116,800	5,653,120
PepsiCo Inc.	59,750	2,522,645

		8,175,765

Insurance — 0.99%

Marsh & McLennan Companies Inc.	23,800	1,099,798

Machinery — 0.23%

Caterpillar Inc.	5,600	256,032

	Number of Shares or Principal Amount	Value

Manufacturing — 2.39%

Ingersoll-Rand Company Ltd.	61,950	$2,667,567

Metals & Mining — 2.47%

Alcoa Inc.	120,940	2,755,013

Misc. Financial Services — 3.96%

Citigroup Inc.	109,883	3,866,783
Morgan Stanley Dean Witter & Company	13,700	546,904

		4,413,687

Multi-Line Insurance — 1.99%

American International Group Inc.	38,318	2,216,696

Oil Services — 4.57%

Apache Corporation	57,600	3,282,624
Schlumberger Ltd.	43,000	1,809,870

		5,092,494

Pharmaceuticals — 6.82%

Johnson & Johnson	100,830	5,415,579
Pfizer Inc.	71,422	2,183,371

		7,598,950

Printing & Publishing — 2.93%

McGraw-Hill Companies Inc.	54,100	3,269,804

Retail — 5.49%

Costco Wholesale Corporation (a)	60,583	1,699,959
Home Depot Inc.	67,600	1,619,696
Kohl’s Corporation (a)	19,900	1,113,405
Tiffany & Company	4,100	98,031
Wal-Mart Stores Inc.	31,450	1,588,539

		6,119,630

Savings and Loan — 1.07%

Washington Mutual Inc.	34,425	1,188,695

Semiconductors — 4.51%

Applied Materials Inc. (a)	32,350	421,520
Intel Corporation	35,100	546,507
Maxim Integrated Products Inc.	63,319	2,092,060
Microchip Technology Inc.	44,000	1,075,800
Texas Instruments Inc.	59,400	891,594

		5,027,481

Telecommunications — 6.05%

QUALCOMM Inc. (a)	66,265	2,411,383
SBC Communications Inc.	74,395	2,016,849
Verizon Communications Inc.	59,600	2,309,500

		6,737,732

Transportation — 2.41%

FedEx Corporation	49,450	2,681,179

Total Domestic Common Stocks
(Identified cost $121,937,134)		100,974,389

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

GROWTH AND INCOME PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Foreign Stocks — 6.46%

Crude & Petroleum — 3.97%

BP Amoco (ADR)	67,950	$2,762,167
Royal Dutch Petroleum Company (ADR)	37,645	1,657,133

		4,419,300

Manufacturing — 2.49%

Tyco International Ltd.	162,800	2,780,624

Total Foreign Stocks
(Identified cost $12,915,669)		7,199,924

Convertible Preferred Stocks — 0.24%

Wireless Communications — 0.24%

Motorola Inc. (TAPS)(o), 7.00%, 11/16/04	8,200	262,400

Total Convertible Preferred Stocks
(Identified cost $391,713)		262,400

	Number of Shares or Principal Amount	Value

Commercial Paper — 3.23%

Cargill Global Funding 1.38% due 01/02/03	$3,600,000	$3,599,862

Total Commercial Paper
(Identified cost $3,599,862)		3,599,862

Total Investments
(Identified cost $138,844,378)		$112,036,575

Other Assets Less Liabilities — (0.55)%		(607,615)

Net Assets — 100%		$111,428,960

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.
(ADR)	American Depository Receipt.
(TAPS)	Threshold Appreciation Price Security.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

EMERGING COUNTRIES PORTFOLIO

Subadviser’s Comments

Nicholas-Applegate Capital Management

San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Nicholas-Applegate Capital Management (“Nicholas-Applegate”), which has approximately $16.6 billion in assets under management, became subadviser to the Portfolio on May 1, 2001. Nicholas-Applegate’s normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Emerging Countries Portfolio is to seek long-term capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, the Portfolio returned -16.72 percent. The Portfolio underperformed its benchmark, the MSCI EMF Index, which returned -6.00 percent. The Portfolio underperformed its peer group, the Lipper Emerging Markets Fund Index, which returned -4.63 percent.

Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) is an unmanaged index comprised of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Emerging Market Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Emerging Market Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

During the year, South Korea and South Africa added value to the Portfolio’s performance relative to the benchmark. For 2002, The Portfolio maintained an average position of approximately 25 percent of holdings in South Korean securities. On the other hand, stock selection in Taiwan negatively impacted relative returns, where on average, the Portfolio maintained a stock position of 12 percent in Taiwan securities. Among sectors, producers/manufacturing and commercial/industrial services outperformed relative to the Index during the year, whereas the technology and utilities sectors, both overweight in the Portfolio relative to the benchmark, negatively impacted relative returns. Samsung Electronics (Korea) was consistently in the Portfolio’s top five holdings for the year, and returned more than 4 percent

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)

EMERGING COUNTRIES PORTFOLIO

Subadviser’s Comments

for 2002. Moreover, the Portfolio held little to no foreign currency for the year, which helped avert further declines due to the troubled global markets, namely in emerging countries.

Emerging market equities continued to be among the lone bright spots of 2002. Whether this trend can continue is an open question, however. During the year, the U.S. markets witnessed the emerging markets asset class shrug off crises in Argentina and Brazil, suggesting a decoupling from the contagion effect that plagued developing markets during 1997’s “Asian Flu.”

Emerging markets benefited from positive trends in transparency, stricter banking and accounting laws and regulations, and stronger corporate governance. However, growth in the developed world, which tends to buy both finished goods and components parts from developing markets, will strongly influence the direction of emerging markets stocks in the year ahead.

On November 12, 2002, the Board of Trustees approved the reorganization of the Emerging Countries Portfolio into the International Growth Portfolio (the “Reorganization”). The Reorganization will allow shareholders of the Emerging Countries Portfolio to pursue a similar investment objective within a larger Portfolio, which has the potential to offer economies of scale and other benefits. It is anticipated that the Emerging Countries Portfolio’s shareholders will receive in exchange for their Portfolio shares, shares of the International Growth Portfolio of the same value. The Reorganization is subject to a number of conditions, including receipt of shareholder approval. It is anticipated that a Shareholders’ Meeting will be held in the first quarter of 2003 to consider the Reorganization. Portfolio shareholders will receive information about the Reorganization in a proxy statement prior to the Shareholders’ Meeting.

The Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

EMERGING COUNTRIES PORTFOLIO

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Common Stocks — 61.49%

Brazil — 0.74%

CIA Paranese De Energi (a)	1,400,000	$3,164
Companhia Siderurgica Nacional	400,000	5,779

		8,943

Hong Kong — 7.22%

Aluminium Corporation of China	80,000	11,592
Byd Company (a)	2,500	5,049
China Mobile Ltd. (a)	10,500	25,044
China Oilfield Services Ltd. (a)	72,000	17,542
China Petrolium & Chemical	36,000	6,047
Huaneng Power International Inc.	12,000	9,617
Sinopec Shanghai Petrochemical (a)	84,000	12,710

		87,601

India — 1.56%

UBS Equity Linked Participation Notes (Associated Cement Companies. Ltd.), (a) (m)	5,500	18,937

Indonesia — 2.61%

Bank Central Asia (a)	55,000	15,363
PT Indofood Sukses Makmur	38,000	2,548
PT Telekomunikasi Indonesia (Series B)	32,000	13,765

		31,676

Korea — 17.62%

Daishin Securities Company	870	10,489
Hyundai Heavy Industries	790	12,689
Kangwon Land Inc.	154	14,542
Kookmin Bank (a)	300	10,624
Kookmin Credit Card Company Ltd. (a)	192	4,678
Korea Telecom Freetel (a)	390	9,273
Korean Airlines Company Ltd.	1,630	15,667
LG Card (a)	270	7,740
LG Chemical Ltd.	330	11,296
LG Electronics Inc. (a)	890	30,991
LG Petrochemical	1,490	17,085
Samsung Electronic Mechanics	590	21,639
SK Telecom Company Ltd.	110	21,239
Ssangyong Motor Company (a)	1,280	5,407
Trigem Computer Inc.	2,060	12,853
You Eal Electronics Company Ltd.	348	7,365

		213,577

Malaysia — 0.92%

IOI Corporation	5,500	8,033
Malayan Banking Berhad	1,600	3,116

		11,149

	Number of Shares or Principal Amount	Value

Mexico — 2.67%

Alfa (Series A) (a)	3,200	$5,153
Grupo Financiero Bancomer (Series B) (a)	35,800	27,255

		32,408

South Africa — 6.16%

ABSA Group Ltd. (a)	1,100	4,051
FirstRand Ltd.	5,000	4,289
Impala Platinum Holdings Ltd.	400	25,406
Investec Ltd.	500	6,585
Kumba Resources Ltd. (a)	5,200	19,726
MTN Group Ltd. (a)	3,600	5,140
Sanlam Ltd.	10,700	9,477

		74,674

Taiwan — 12.54%

Accton Technology Corporation (a)	8,575	8,785
Ambit Microsystems	2,000	6,522
Au Optronics Corporation (a)	10,000	5,888
Benq Corporation	14,000	15,717
China Trust Financial Holding Company (a)	14,000	11,434
CSFB Equity Linked Participation Notes (UMC Ltd.) (a) (l)	6,835	4,149
Formosa Plastic Corporation	9,000	11,844
High Tech Computer Corporation	2,000	8,543
Macronix International	34,000	10,597
Nanya Technology Corporation (a)	712	425
Siliconware Precision Industries (a)	32,000	15,608
Taiwan Semiconductor Manufacturing Company Ltd. (a)	15,000	18,442
Taiwan Styrene Monomer (a)	25,000	22,367
United Microelectronics Corporation (a)	19,350	11,783

		152,104

Thailand — 0.73%

Advanced Info Service	10,700	8,869

Turkey — 3.80%

Finansbank	15,824,281	7,435
Haci Omer Sabanci Holding	5,259,000	13,781
TofasTurk Otomobil Fabrika	4,470,000	9,021

Tupras-Turkiye Petrol Rafine	555,000	2,608
Turkcell Iletisim Hizmet	996,000	5,820
Turkiye Is Bankasi	1,330,000	3,485
Yapi ve Kredi Bankasi	4,668,000	3,867

		46,017

United Kingdom — 4.92%

Anglo American	2,300	33,908
BHP Billiton	4,895	25,700

		59,608

Total Common Stocks
(Identified cost $802,859)		745,563

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

EMERGING COUNTRIES PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Preferred Stocks — 7.62%

Brazil — 3.22%

Banco Bradesco	3,500,000	$10,925
CIA Energetica De Minas Gerais	400,000	2,989
CIA Paranese De Energi	1,600,000	4,520
Companhia Vale do Rio Doce (Class A)	700	19,301
Embratel Participacoes	1,300,000	1,374

		39,109

Korea — 4.40%

Daishin Securities Company	870	5,428
Hyundai Motor Company	860	8,701
Samsung Electronics	310	39,206

		53,335

Total Preferred Stocks
(Identified cost $93,899)		92,444

Depository Receipts — 25.21%

Brazil — 5.80%

Aracruz Celulose (ADR)	200	3,712
Banco Bradesco (ADR)	400	5,960
Companhia De Bebidas Das Amers (ADR)	500	7,780
Companhia Paranaense de Energia–Copel (ADR)	2,900	8,149
Embraer Empresa Brasileira de Aeronautica (ADR)	200	3,180
Embratel Participacoes (ADR)	2,000	2,140
Petroleo Brasileiro (ADR)	1,000	14,940
Petroleo Brasileiro–Petrobras (ADR)	400	5,360
Tele Norte Leste Participacoes (ADR)	2,000	14,700
Unibanco–Uniao de Bancos Brasileiros (GDR)	400	4,380

		70,301

Hong Kong — 0.50%

China Mobile Hong Kong Ltd. (ADR) (a)	500	6,040

India — 2.75%

Satyam Computer Services (ADR)	2,600	33,410

Korea — 3.45%

Kookmin Bank (ADR) (a)	50	1,767
Samsung Electronics (GDR) (Reg S)	300	40,050

		41,817

Mexico — 4.68%

America Movil (ADR)	600	8,616
Fomento Economico Mexicano (ADR)	300	10,926
Grupo Televisa (ADR)	300	8,379
Telefonos de Mexico (ADR)	900	28,782

		56,703

	Number of Shares or Principal Amount or Contracts	Value

Poland — 0.21%

Agora (GDR) (144A) (a)	200	$2,530

Russia — 4.87%

Gazprom (ADR) (Reg S)	700	8,260
Jsc Mmc Norilsk Nickel (ADR) (a)	600	12,132
Lukoil Holdings (ADR)	400	24,576
Yukos Corporation (ADR)	100	14,093

		59,061

South Africa — 0.43%

Sappi Ltd (ADR)	400	5,288

Taiwan — 1.13%

Au Optronics Corporation (ADR) (a)	1,100	6,336
United Microelectronics Corporation (ADR) (a)	2,185	7,342

		13,678

Thailand — 1.39%

Land & Houses (NVDR)	3,500	6,452
Quality Houses Company (NVDR) (a)	25,120	4,077
Siam Panich Leasing (NVDR) (a)	6,900	6,279

		16,808

Total Depository Receipts
(Identified cost $283,675)		305,636

Warrants — 0.68%

Thailand — 0.68%

Kiatnakin Finance (p)	10,700	4,093
Land & Houses (q)	3,800	4,207

Total Warrants
(Identified cost $9,347)		8,300

Put Option — 0.02%

Hong Kong — 0.02%

Hong Kong Dollar, Strike Price 7.82, Expiration Date 10/07/03	50,000	183

Total Put Option
(Identified cost $285)		183

Total Investments
(Identified cost $1,190,065)		$1,152,126

Other Assets Less Liabilities — 4.98%		60,357

Net Assets — 100%		$1,212,483

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

EMERGING COUNTRIES PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

(a)	Non-income producing security.
(l)	Securities are issued by Credit Suisse First Boston and are designed to track investment in the local shares of the underlying company and subject the Portfolio to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.
(m)	Securities are issued by UBS Warburg and are designed to track investment in the local shares of the underlying company and subject the Portfolio to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.
(p)	The warrants entitle the Portfolio to purchase 1 share of Kiatnakin Finance for every warrant held and 19.53 Thai Baht until December 30, 2010.
(q)	The warrants entitle the Portfolio to purchase 1 share of Land & Houses Public Co. Ltd. for every 1 warrant held and 26.00 Thai Baht until September 2, 2008.
(144A)	The security may only be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(ADR)	American Depository Receipt
(GDR)	Global Depository Receipt
(NVDR)	Non-Voting Depository Receipt
(Reg S)	Regulation S Security. Security is offered and sold outside the United States, therefore, it need not be registered with the SEC under rules 903 & 904 of the Securities Act of 1933.

Industry classifications for the Portfolio as a percentage of the total market value at December 31, 2002 are as follows (unaudited):

Industry
Commercial/Industrial Services	6.80%
Consumer Durables	2.20%
Consumer Non-Durables	1.80%
Consumer Services	2.10%
Energy	7.00%
Financial Services	15.90%
Manufacturing	23.30%
Technology	26.70%
Transportation	1.30%
Utilities	7.80%
Cash Other	5.10%

Total	100.00%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

INTERNATIONAL GROWTH PORTFOLIO

Subadviser’s Comments

State Street Global Advisors

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

SSgA Funds Management, Inc. (“SSgA”) became the subadviser on June 17, 2002. SSgA manages approximately $44.2 billion and its normal investment minimum is $10 million. Vontobel USA, Inc. (“Vontobel USA”) served as subadviser through June 16, 2002.

Investment Objective

The objective of the Enterprise International Growth Portfolio is to seek capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, the Portfolio returned -19.46 percent. The Portfolio underperformed its benchmark, the MSCI EAFE Index, which returned -15.94 percent. The Portfolio underperformed its peer group, the Lipper International Fund Index, which returned -13.83 percent.

Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE) is an unmanaged index comprised of the stocks of approximately 1,000 companies traded on 21 stock exchanges from around the world, excluding the USA, Canada, and Latin America. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper International Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper International Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

In the beginning of 2002, Vontobel USA became more discriminating and found themselves with fewer businesses they really trusted. As a result, Vontobel USA reduced the holdings in the Portfolio to about 60 stocks. The ones that had won a much-coveted place among the Portfolio’s select constituency of outstanding businesses had a lot in common. They had been around for quite a while and tended to be simpler and more understandable. They had enriched their shareholders for years and Vontobel USA believed they could continue to do so well into the future. The businesses generated high returns on assets and carried little or no debt on their balance sheets to fund their operations. They were companies that enjoyed a special, defensible and durable competitive advantage. In other words, Vontobel USA’s preference had been to own deep franchises.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)

INTERNATIONAL GROWTH PORTFOLIO

Subadviser’s Comments

Since SSgA took over as subadviser of the Portfolio in mid-year, the U.S. has witnessed a rollercoaster ride in terms of market performance. Having been thoroughly routed through the end of September, markets rallied sharply off oversold levels in October and November before capitulating on low volume and listless trading going into year-end. The Portfolio underperformed its benchmark over the time period, despite positive contributions from the ever-volatile information technology and telecommunications holdings. Much of the performance shortfall was attributable to the financials sector, where stocks such as Allianz fell sharply in the third quarter and then again towards year-end. Within industrials, Hays and BAE Systems had specific problems and underperformed both the market and their sector. Stock selection within the health care area, such as Celltech Group, also detracted from performance.

As with all international funds, the Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

INTERNATIONAL GROWTH PORTFOLIO

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Foreign Stocks — 99.24%

Canada — 6.34%

EnCana Corporation	57,900	$1,800,690
Precision Drilling Corporation (a)	30,900	999,527

		2,800,217

Finland — 1.91%

Nokia	53,060	843,931

France — 11.80%

AXA	97,650	1,311,203
BNP Paribas	27,176	1,107,848
Suez	70,459	1,223,487
Total Fina Elf	10,960	1,566,015

		5,208,553

Ireland — 1.93%

CRH	68,947	850,512

Japan — 20.15%

Advantest	27,900	1,250,078
Canon Inc.	44,000	1,656,462
Honda Motor Company Ltd.	36,700	1,356,913
Mitsubishi Tokyo Financial Group Inc.	148	803,975
NTT DoCoMo Inc. (a)	932	1,719,021
Sony Corporation	50,500	2,109,572

		8,896,021

Netherlands — 4.65%

ASML Holdings (a)	115,911	968,646
Philips Electronics	61,943	1,086,015

		2,054,661

Singapore — 2.55%

Flextronics International Ltd. (a)	137,500	1,126,125

Sweden — 1.77%

LM Ericsson Telephone Company (Class B)	1,112,000	781,916

Switzerland — 15.12%

Nestle	7,328	1,553,733
Novartis	44,453	1,622,877
Swiss Reinsurance	24,599	1,614,538
UBS	38,727	1,883,244

		6,674,392

United Kingdom — 33.02%

Amvescap	218,217	1,398,507
BAE Systems	311,384	621,743
Celltech Group (a)	261,600	1,453,282
Diageo	79,475	863,828
GlaxoSmithKline	80,802	1,550,927
Lloyds TSB Group	203,842	1,463,934

	Number of Shares or Principal Amount	Value

Reed International	107,000	$916,618
Rio Tinto	76,100	1,519,495
TESCO	293,627	917,257
Vodafone Group	1,379,606	2,515,859
WPP Group	177,800	1,358,504

		14,579,954

Total Foreign Stocks
(Identified cost $52,092,087)		43,816,282

Total Investments
(Identified cost $52,092,087)		$43,816,282

Other Assets Less Liabilities — 0.76%		336,028

Net Assets — 100%		$44,152,310

(a)	Non-income producing security.

Industry classifications for the Portfolio as a percentage of total market value at December 31, 2002 are as follows (unaudited):

Industry

Aerospace & Defense	1.42%

Automobiles	3.10%

Banks	12.00%

Beverages	1.97%

Biotechnology	3.32%

Communications Equipment	3.70%

Construction Materials	1.94%

Diversified Financials	3.19%

Electronic Equipment & Instruments	2.57%

Energy Equipment & Services	2.28%

Food & Drug Retailing	2.09%

Food Products	3.55%

Household Durables	7.30%

Insurance	6.68%

Media	5.19%

Metals & Mining	3.47%

Multi-Utilities & Unregulated Power	2.79%

Office Electronics	3.78%

Oil & Gas	7.68%

Pharmaceuticals	7.24%

Semiconductor Equipment & Products	5.07%

Wireless Telecommunication Service	9.67%

Total	100.00%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

WORLDWIDE GROWTH PORTFOLIO

Subadviser’s Comments

Nicholas-Applegate Capital Management

San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Nicholas-Applegate Capital Management (“Nicholas-Applegate”), which has approximately $16.6 billion in assets under management, became subadviser to the Portfolio on May 1, 2001. Nicholas-Applegate’s normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Growth Portfolio is to seek long-term capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, the Portfolio returned -24.66 percent. The Portfolio underperformed its benchmark, the MSCI World Index, which returned -19.89 percent. The Portfolio underperformed its peer group, the Lipper Global Fund Index, which returned -18.65 percent.

Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index comprised of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Global Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Global Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The year 2002 closed with the third consecutive year of losses in U.S. equity markets. Not since the Depression has the U.S. markets witnessed this persistent a decline in equities; and the U.S. economy, although uneven in its growth, is far from a depression. U.S. companies continue to benefit from productivity gains and relatively low wage costs; however, their ability to enhance profits through further cost cutting has about run its course. The markets need an uptick in revenues across sectors and industries to generate sustainable earnings gains.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)

WORLDWIDE GROWTH PORTFOLIO

Subadviser’s Comments

The Iraqi situation continues to overhang the market, as does the threat of future terrorist acts. Once the Iraqi situation is resolved, Nicholas-Applegate believes that the conditions are ripe for economic acceleration – interest rates are historically very low, productivity is growing, consumer confidence is improving and corporate capital spending seems to be recovering.

During the year, the technology sector was the largest negative contributor to performance relative to the benchmark. The Portfolio’s positions in the poorest performing stocks in the sector, IBM and Intel Corporation, had a dramatic effect on returns. Energy and consumer durables positively impacted relative returns, namely with holdings like ENI and SK Corporation. Both stocks had positive returns for the year. Within the energy sector, companies in oilfield services performed well with oil prices rising during the year in response to the Iraqi situation and the strike in Venezuela. The Portfolio also avoided further downside risk by maintaining a limited exposure to foreign currencies.

On November 12, 2002, the Board of Trustees approved the reorganization of the Worldwide Growth Portfolio into the International Growth Portfolio (the “Reorganization”). The Reorganization will allow shareholders of the Worldwide Growth Portfolio to pursue a similar investment objective within a larger Portfolio, which has the potential to offer economies of scale and other benefits. It is anticipated that the Worldwide Growth Portfolio’s shareholders will receive in exchange for their Portfolio shares, shares of the International Growth Portfolio of the same value. The Reorganization is subject to a number of conditions, including receipt of shareholder approval. It is anticipated that a Shareholders’ Meeting will be held in the first quarter of 2003 to consider the Reorganization. Portfolio shareholders will receive information about the Reorganization in a proxy statement prior to the Shareholders’ Meeting.

The Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

WORLDWIDE GROWTH PORTFOLIO

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Common Stocks — 89.41%

Australia — 1.36%

News Corporation Ltd.	1,300	$8,360
Woolworths Ltd.	800	5,108

		13,468

Bermuda — 2.64%

Platinum Underwriters Holdings (a)	300	7,905
Renaissance Reinsurance Holdings Ltd.	200	7,920
Tyco International Ltd.	600	10,248

		26,073

Canada — 2.35%

Encana Corporation	200	6,220
Precision Drilling Corporation (a)	200	6,508
WestJet Airlines Ltd.	1,025	10,510

		23,238

Cayman Islands — 0.50%

Noble Corporation (a)	140	4,921

Denmark — 0.45%

Carlsberg	100	4,405

Finland — 2.09%

Nokia (a)	1,300	20,677

France — 4.15%

AXA	800	10,742
JC Decaux (a)	600	7,244
L’Oreal (a)	100	7,617
Sanofi-Synthelabo	200	12,231
Vivendi Universal (a)	200	3,231

		41,065

Germany — 0.80%

SAP (a)	100	7,928

Hong Kong — 2.07%

HSBC Holdings (Hong Kong Registered)	1,600	17,491
Tsingtao Brewery	6,000	3,020

		20,511

Ireland — 0.52%

Bank of Ireland	500	5,107

India — 1.17%

Merrill Lynch Call Warrant (Satyam Computer) (a) (r)	2,000	11,586

Italy — 1.01%

ENI SPA (a)	300	4,772
Telecom Italia (a)	1,029	5,196

		9,968

Japan — 4.44%

Advantest	200	8,961
Dai Nippon Printing Company Ltd.	1,000	11,058

	Number of Shares or Principal Amount	Value

Mitsubishi Tokyo Financial Group Inc.	2	$10,865
Shiseido Company Ltd.	1,000	12,995

		43,879

Korea — 1.39%

Kookmin Bank (a)	160	5,666
Samsung Electronics	20	5,295
SK Corporation	250	2,761

		13,722

Luxembourg — 1.12%

Arcelor (a)	900	11,074

Netherlands — 1.78%

Philips Electronics	300	5,260
Unilever	200	12,293

		17,553

Singapore — 1.08%

Flextronics International Ltd. (a)	1,300	10,647

Switzerland — 3.45%

Alcon Inc. (a)	200	7,890
Nestle (Registered)	32	6,785
UBS (Registered) (a)	400	19,451

		34,126

Taiwan — 0.67%

CSFB Equity Linked Participation Notes (UMC Ltd.) (a) (l)	11,000	6,677

United Kingdom — 5.85%

Bank of Scotland	404	9,680
Centrica (a)	2,900	7,985
Diageo (a)	500	5,435
Exel	1,000	11,079
Imperial Tobacco Group	700	11,892
Man Group	500	7,141
Shell Transportation & Trading Company	700	4,610

		57,822

United States — 50.52%

3M Company	100	12,330
Agco Corporation (a)	600	13,260
Allstate Corporation	300	11,097
American International Group Inc.	200	11,570
Anadarko Petroleum Corporation	300	14,370

Applied Materials Inc. (a)	500	6,515
AT&T Wireless Services Inc. (a)	1,600	9,040
Autozone Inc. (a)	100	7,065
Ball Corporation	200	10,238
Borland Software Corporation (a)	600	7,380
Charles Schwab Corporation	1,200	13,020
Cisco Systems Inc. (a)	600	7,860
Citigroup Inc.	700	24,633

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

WORLDWIDE GROWTH PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Comcast Corporation (a)	400	$9,036
Constar International Inc. (a)	600	7,050
Dell Computer Corporation (a)	600	16,044
E.W. Scripps Company (Class A)	100	7,695
Electronic Arts Inc. (a)	200	9,954
EOG Resources Inc.	100	3,992
FedEx Corporation	100	5,422
Forest Laboratories Inc. (a)	100	9,822
General Electric Company	900	21,915
Gilead Sciences Inc. (a)	300	10,200
Harley-Davidson Inc.	100	4,620
Health Management Associates Inc. (Class A) (a)	500	8,950
Hewlett-Packard Company	600	10,416
Imation Corporation (a)	100	3,508
IMC Global Inc.	600	6,402
Intel Corporation	600	9,342
International Business Machines Corporation	200	15,500
Intuit Inc. (a)	200	9,384
J.B. Hunt Transport Services Inc. (a)	300	8,790
Kohl’s Corporation (a)	200	11,190
Medtronic Inc.	300	13,680
Merck & Company Inc.	200	11,322
MGM Mirage Inc. (a)	300	9,891
Microsoft Corporation (a)	500	25,850
Nextel Communications Inc. (Class A) (a)	600	6,930
Oracle Corporation (a)	300	3,240
Patterson-UTI Energy Inc. (a)	200	6,034
Pfizer Inc.	700	21,399
Pharmaceutical Resources Inc. (a)	200	5,960
Procter & Gamble Company	100	8,594
The Dial Corporation	300	6,111
Veritas Software Corporation (a)	300	4,686
Viacom Inc. (Class B) (a)	200	8,152
Wal-Mart Stores Inc.	200	10,102
Wells Fargo & Company	200	9,374
Western Digital Corporation	1,000	6,390
Zimmer Holdings Inc. (a)	100	4,152

		499,477

Total Common Stocks
(Identified cost $917,439)		883,924

Preferred Stocks — 1.02%

Korea — 1.02%

Samsung Electronics	80	10,118

Total Preferred Stocks
(Identified cost $10,451)		10,118

Depository Receipts — 3.73%

Ireland — 1.19%

Ryanair Holdings (ADR) (a)	300	11,748

	Number of Shares or Principal Amount	Value

Japan — 1.26%

Sony Corporation (ADR)	300	$12,393

United Kingdom — 1.28%

Vodafone Group (ADR)	700	12,684

Total Depository Receipts
(Identified cost $35,089)		36,825

Total Investments
(Identified cost $962,979)		$930,867

Other Assets Less Liabilities — 5.84%		57,734

Net Assets — 100%		$988,601

(a)	Non-income producing security.
(l)	Securities are issued by Credit Suisse First Boston and are designed to track investments in the local shares of the underlying company and subject the Portfolio to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.
(r)	The warrants entitle the Portfolio to purchase 1 share of Satyam Computer for every warrant held at 0.000001 Indonesian Rupiah until November 4, 2005.
(ADR)	American Depository Receipt

Industry classifications for the Portfolio as a percentage of total market value at December 31, 2002 are as follows (unaudited):

Industry

Commercial/Industrial Services	6.60%

Consumer Durables	1.70%

Consumer Non-Durables	7.80%

Consumer Services	4.30%

Energy	5.40%

Financial Services	12.10%

Healthcare Services	10.50%

Insurance Services	4.90%

Manufacturing	9.20%

Retail	3.30%

Technology	22.10%

Transportation	3.60%

Utilities	0.80%

Cash/Other	7.70%

Total	100.00%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

GLOBAL SOCIALLY RESPONSIVE PORTFOLIO

Subadviser’s Comments

Rockefeller & Company

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Rockefeller & Company, Inc. (“Rockefeller”), which has approximately $3 billion in assets under management, became subadviser to the Portfolio on January 24, 2002. Rockefeller’s normal investment minimum is $10 million.

Investment Objective

The objective of the Global Socially Responsive Portfolio is total return.

2002 Performance Review

For the eleven months ended December 31, 2002, the Portfolio returned -13.63 percent. The Portfolio outperformed its benchmark, the MSCI World Index, which returned -17.37 percent. The Portfolio outperformed its peer group, the Lipper Global Fund Index, which returned -16.11 percent.

Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index composed more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Global Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Global Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

The fourth quarter of 2002 saw a modest recovery in the markets, but 2002 will be remembered not only as the third year in a row that equity markets were down but also the negative news they had to digest. After the sharp downtrend in the third quarter, the markets worldwide staged a recovery in October and November. Many stocks moved up from their lows and then retreated again in December. The uptick was too much too fast, and, as much as Rockefeller would have liked to see the year-end on an up note, Rockefeller believes the correction that took place in December was part of a normal digestive process.

In a reversal of the trends of the previous six months health care and consumer staples provided lukewarm returns while information technology and telecom had sizzling performance. The Portfolio’s return in the quarter was held

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)

GLOBAL SOCIALLY RESPONSIVE PORTFOLIO

SUBADVISER’S COMMENTS

back by its under-weight in technology. The technology stocks the Portfolio held performed quite well: IBM Corporation, Lexmark International Group and STMicroelectronics. Rockefeller has been very selective in this sector in the belief that overall technology spending by the corporate sector should continue to be sluggish, and that only companies with strong balance sheets and healthy customers will do well in this environment. The other sectors that underperformed were industrials, telecommunications and materials. On the plus side, the Portfolio’s consumer discretionary holdings outperformed, helped again by Cox Communications. Other holdings in the Portfolio that did well were Philips Electronics, Family Dollar Stores and Pearson. Financials outperformed and got a boost from several stocks that had been hurting performance in the first half of the year: Dexia, Citigroup Inc., BNP Paribas and Sampo Insurance Company. An exception was AFLAC Inc., which had performed quite well year to date, but fell back 2.7 percent for the fourth quarter.

As with all global funds, the Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

GLOBAL SOCIALLY RESPONSIVE PORTFOLIO

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Common Stocks — 88.96%

Belgium — 2.50%

Dexia	2,500	$30,629

Bermuda — 1.26%

XL Capital Ltd. (Class A)	200	15,450

Canada — 1.63%

Alcan Inc. (a)	190	5,609
National Bank of Canada	700	14,354

		19,963

Denmark — 2.03%

Danske Bank (a)	1,500	24,816

France — 7.46%

BNP Paribas	1,600	65,225
Schneider Electric (a)	300	14,201
STMicroelectronics (a)	600	11,767

		91,193

Israel — 0.96%

Check Point Software Technologies Ltd. (a)	900	11,673

Japan — 1.72%

ITO EN Ltd.	300	10,157
NTT Corporation	3	10,890

		21,047

Netherlands — 1.86%

Philips Electronics	1,300	22,792

Spain — 1.26%

Telefonica (a)	1,716	15,367

Sweden — 1.83%

Sandvik (a)	1,000	22,421

Switzerland — 1.19%

Novartis	400	14,603

United Kingdom — 15.76%

BP Amoco	6,400	44,005
Cadbury Schweppes	4,500	28,043
Chubb	6,700	9,467
GlaxoSmithKline	1,300	24,952
Invensys	9,000	7,645
Pearson	1,800	16,652
Reckitt Benckiser	700	13,582
Scottish Power	3,400	19,846
Unilever	3,000	28,550

		192,742

	Number of Shares or Principal Amount	Value

United States — 49.50%

AFLAC Inc.	1,100	$33,132
Anadarko Petroleum Corporation	400	19,160
Bank of America Corporation	500	34,785
Bank of Hawaii Corporation	400	12,156
Cadence Design Systems Inc. (a)	820	9,668
Citigroup Inc.	1,400	49,266
Cox Communications Inc. (Class A) (a)	500	14,200
Diebold Inc.	400	16,488
Edwards Lifesciences Corporation (a)	300	7,641
Eli Lilly & Company	700	44,450

HCA Inc.	500	20,750
Ingersoll-Rand Company Ltd.	300	12,918
International Business Machines Corporation	200	15,500
Johnson & Johnson	300	16,113
Lexmark International Group Inc. (a)	200	12,100
McKesson Corporation	900	24,327
Microsoft Corporation (a)	300	15,510
PepsiCo Inc.	1,050	44,331
Pfizer Inc.	1,500	45,855
Target Corporation	1,000	30,000
Teleflex Inc.	100	4,289
Wal-Mart Stores Inc.	800	40,408
Walt Disney Company	1,000	16,310
WellPoint Health Networks Inc. (a)	600	42,696
Wells Fargo & Company	500	23,435

		605,488

Total Common Stocks
(Identified cost $1,126,698)		1,088,184

Preferred Stocks — 2.03%

Korea — 2.03%

Hyundai Motor Company	1,200	12,141
Samsung Electronic	100	12,647

Total Preferred Stocks
(Identified cost $27,477)		24,788

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

GLOBAL SOCIALLY RESPONSIVE PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Depository Receipts — 1.68%

Japan — 0.60%

Canon Inc. (ADR)	200	$7,370

Netherlands — 1.08%

Royal Dutch Petroleum Company (ADR)	300	13,206

Total Depository Receipts
(Identified cost $22,362)		20,576

Total Investments
(Identified cost $1,176,537)		$1,133,548

Other Assets Less Liabilities — 7.33%		89,647

Net Assets — 100%		$1,223,195

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

Industry classifications for the Portfolio as a percentage of total market value at December 31, 2002 are as follows (unaudited):

Industry

Automotive	1.07%

Banking	18.12%

Cable	1.25%

Computer Hardware	2.82%

Computer Software	3.25%

Consumer Durables	1.20%

Consumer Products	0.65%

Electronics	5.21%

Energy	1.75%

Entertainment & Leisure	1.44%

Food & Beverages	9.80%

Health Care	2.15%

Insurance	4.29%

Manufacturing	4.17%

Medical Services & Products	6.27%

Metals & Mining	0.49%

Misc. Financial Services	4.35%

Oil Services	6.74%

Pharmaceuticals	12.88%

Printing & Publishing	2.54%

Retail	6.21%

Semiconductors	1.04%

Telecommunications	2.31%

Total	100.00%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

BALANCED PORTFOLIO

Subadviser’s Comments

Montag & Caldwell, Inc.

Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Montag & Caldwell, Inc. (“Montag & Caldwell”), which has approximately $23.5 billion in assets under management, became subadviser to the Portfolio on July 15, 1999. Montag & Caldwell’s normal investment minimum for a separate account is $40 million.

Investment Objective

The Enterprise Balanced Portfolio seeks long-term total return.

2002 Performance Review

For the year ended December 31, 2002, the Portfolio returned -10.83 percent. The Portfolio outperformed its benchmark, the S&P 500 Index, which returned -22.11 percent. By comparison, the Portfolio underperformed its peer group, the Lipper Balanced Fund Index, which returned -10.69 percent.

Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Balanced Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Balanced Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Montag & Caldwell demonstrated strong stock selection in the Industrials sector for the year. These companies include 3M Company, Caterpillar Inc., United Parcel Service, and Masco Corp. Similarly, Montag & Caldwell’s decision to overweight the consumer staples sector for the year served the Portfolio very well. The Portfolio’s weight at year-end was approximately 22 percent verses the S&P 500 weight of 9.48 percent. Companies such as Coca Cola Co, Colgate Palmolive, Proctor & Gamble, Pepsico, and Gillette all had a positive impact on the Portfolio’s relative performance for the year.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)

BALANCED PORTFOLIO

Subadviser’s Comments

For the year, the Portfolio was underweight the information technology and telecommunication services sectors. A rebound in these very depressed sectors accounted for most of the S&P’s fourth quarter return as those sectors gained 22 percent and 38 percent respectively. The Portfolio’s underweighting in information technology, approximately 10.64 percent vs. 14.31 percent, and the exposure to Electronic Data System’s major earnings disappointment late in the third quarter negatively impacted the Portfolio’s annual performance.

Strong relative returns in health care from companies such as Medtronic, Pharmacia, and Johnson & Johnson helped the Portfolio during the year. Montag & Caldwell’s stock selection and overweight sector position provided a boost for the Portfolio relative to the benchmark.

The consumer discretionary sector, with a very similar weighting to the S&P 500, had a negative impact on performance for the year. McDonald’s Corporation had the greatest negative impact in this sector. Montag & Caldwell added McDonald’s early in the 2nd quarter based on strong European results and a positive view of the company’s domestic initiatives, but a very disappointing management update prompted a complete sale of the position prior to year-end. Montag & Caldwell eliminated the position in Home Depot as the rapid pace of change in management and culture and difficult competitive environment have dampened the company’s earnings momentum. The sell-off in McDonald’s and the weakness in Home Depot and Disney caused the underperformance in this sector.

The Portfolio’s performance in the financials’ sector suffered this year as well. The greatest detraction was the position in the Bank of New York. Montag & Caldwell did, however, exit this position during the fourth quarter, following disappointing third quarter results and lower expectations for revenue and earnings growth looking to next year. Montag & Caldwell believe that the company continues to struggle with corporate lending exposures, and the challenging market environment lends little visibility on a recovery in their core securities custody and processing businesses.

In the Portfolio’s investment selections, Montag & Caldwell continued to emphasize high-quality global growth companies in the consumer staples and healthcare sectors, where valuations and solid earnings growth prospects remain attractive. Also in focus are the shares of high quality cyclical growth businesses in the industrial, consumer discretionary and oil service sectors that are undervalued and can achieve realistic earnings targets. In technology, Montag and Caldwell is seeking companies they believe are capable of a reliable earnings recovery in this difficult industry environment.

The fixed-income portion of the Portfolio performed very well verses the Lehman Brothers Gov’t Credit Index for the year. This was primarily due to superior performance of the high quality corporate bond holdings. High-grade corporate bonds significantly outperformed lower quality corporate bonds because of earnings disappointments or corporate scandals.

The majority of the Portfolio’s corporate bonds are rated A or higher; the Portfolio’s weight is approximately 24 percent Aa, 0 percent Baa whereas the Index is 8 percent Aa and 14.5 percent Baa. This emphasis on high quality issuers allowed the Portfolio to enjoy superior performance for the full year. Montag & Caldwell shortened the duration of the bond holdings during the fourth quarter. The average duration is approximately 10 percent shorter than the benchmark indices, reflecting Montag & Caldwell’s belief that the economy should continue to grow at a moderate pace, hopefully leading to higher interest rates later in the year.

On November 12, 2002, the Board of Trustees approved the reorganization of the Balanced Portfolio into the Growth Portfolio (the “Reorganization”). The Reorganization will allow shareholders of the Balanced Portfolio to pursue a similar investment objective within a larger Portfolio, which has the potential to offer economies of scale and other benefits. It is anticipated that the Balanced Portfolio’s shareholders will receive in exchange for their Portfolio shares, shares of the Growth Portfolio of the same value. The Reorganization is subject to a number of conditions, including receipt of shareholder approval. It is anticipated that a Shareholders’ Meeting will be held in the first quarter of 2003 to consider the Reorganization. Portfolio shareholders will receive information about the Reorganization in a proxy statement prior to the Shareholders’ Meeting.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

BALANCED PORTFOLIO

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 57.44%

Biotechnology — 2.33%

Amgen Inc. (a)	8,652	$418,238

Building & Construction — 1.81%

Masco Corporation	15,464	325,517

Computer Software — 2.05%

Electronic Arts Inc. (a)	4,906	244,172
Microsoft Corporation (a)	2,400	124,080

		368,252

Consumer Products — 9.77%

Colgate-Palmolive Company	10,673	559,585
Gillette Company	13,630	413,807
Newell Rubbermaid Inc. (o)	8,800	266,904
Procter & Gamble Company (o)	5,984	514,265

		1,754,561

Entertainment & Leisure — 1.22%

Walt Disney Company	13,460	219,532

Food, Beverages & Tobacco — 4.34%

Coca-Cola Company	10,400	455,728
PepsiCo Inc.	7,645	322,772

		778,500

Hotels & Restaurants — 1.48%

Marriott International Inc. (Class A) (o)	8,089	265,885

Insurance — 1.76%

Marsh & McLennan Companies Inc.	6,828	315,522

Machinery — 0.75%

Caterpillar Inc.	2,931	134,005

Manufacturing — 2.40%

3M Company	3,500	431,550

Media — 1.68%

Gannett Company Inc.	4,200	301,560

Medical Instruments — 3.42%

Medtronic Inc.	13,460	613,776

Misc. Financial Services — 1.70%

Citigroup Inc.	8,691	305,836

Multi-Line Insurance — 2.33%

American International Group Inc.	7,227	418,082

Oil Services — 4.79%

GlobalSantaFe Corporation (o)	5,800	141,056
Schlumberger Ltd.	11,074	466,105
Transocean Sedco Forex Inc.	10,900	252,880

		860,041

	Number of Shares or Principal Amount	Value

Pharmaceuticals — 8.78%

Eli Lilly & Company	4,900	$311,150
Johnson & Johnson	9,300	499,503
Pfizer Inc.	16,410	501,654
Pharmacia Corporation	6,300	263,340

		1,575,647

Retail — 2.67%

Costco Wholesale Corporation (a)	5,628	157,922
eBay Inc. (a)	1,600	108,512
Kohl’s Corporation (a)	3,800	212,610

		479,044

Transportation — 1.26%

United Parcel Service Inc. (o)	3,600	227,088

Wireless Communications — 2.90%

QUALCOMM Inc. (a)	14,300	520,377

Total Domestic Common Stocks
(Identified cost $10,874,022)		10,313,013

Foreign Stock — 1.13%

Wireless Communications — 1.13%

Nokia Corporation (Class A) (ADR)	13,100	203,050

Total Foreign Stock
(Identified cost $238,874)		203,050

Corporate Bonds and Notes — 22.62%

Banking — 3.71%

Bank of America Corporation 7.00% due 05/15/03	$150,000	152,950
Discover Card 5.85% due 01/17/06	200,000	204,707
Wells Fargo & Company 6.375% due 08/01/11	275,000	308,049

		665,706

Computer Hardware — 1.53%

Hewlett Packard Company 7.15% due 06/15/05	250,000	274,778

Electrical Equipment — 1.19%

General Electric Capital Corporation Medium Term Note, 5.875% due 02/15/12	200,000	213,817

Energy — 1.69%

Peco Energy Transport Trust 6.05% due 03/01/09	275,000	303,711

Finance — 6.21%

American Express Company 6.75% due 06/23/04	225,000	240,103

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

BALANCED PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Goldman Sachs Group Inc. 7.50% due 01/28/05	$250,000	$274,715
Merrill Lynch & Company Inc. 6.00% due 02/17/09 (o)	325,000	353,127
National Rural Utilities Cooperative Finance 5.75% due 11/01/08	225,000	246,699

		1,114,644

Food, Beverages & Tobacco — 0.94%

Kraft Foods Inc. 6.25% due 06/01/12	150,000	167,741

Manufacturing — 1.30%

Honeywell International Inc. 7.50% due 03/01/10	200,000	233,725

Oil Services — 1.20%

Conoco Funding Co. 5.45% due 10/15/06	200,000	215,873

Pharmaceuticals — 1.45%

Merck & Company Inc. 4.125% due 01/18/05	250,000	260,526

Retail — 1.75%

Wal Mart Stores Inc. 4.15% due 06/15/05 (o)	300,000	313,581

Telecommunications — 1.65%

BellSouth Capital Funding Corporation 7.75% due 02/15/10	250,000	296,005

Total Corporate Bonds and Notes
(Identified cost $3,752,371)		4,060,107

U. S. Government Obligations — 16.61%

Fannie Mae — 5.08%

5.75% due 04/15/03 (o)	400,000	405,091
7.00% due 07/15/05	175,000	196,197
6.00% due 05/15/11	275,000	310,850

		912,138

Freddie Mac — 5.26%

5.125% due 10/15/08 (o)	325,000	354,443
6.625% due 09/15/09	350,000	410,564
6.75% due 03/15/31	150,000	179,387

		944,394

U. S. Treasury Bonds — 5.15%

7.25% due 05/15/16 (o)	300,000	384,141
8.00% due 11/15/21 (o)	275,000	383,174
6.875% due 08/15/25	125,000	158,100

		925,415

	Number of Shares or Principal Amount	Value

U. S. Treasury Notes — 1.12%

6.50% due 10/15/06 (o)	$100,000	$114,859
6.25% due 02/15/07 (o)	75,000	86,048

		200,907

Total U. S. Government Obligations
(Identified cost $2,720,610)		2,982,854

Repurchase Agreement — 1.57%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $281,015 Collateral: GNMA $285,000, 7.00% due 4/20/32 Value $292,418	281,000	281,000

Total Repurchase Agreement
(Identified cost $281,000)		281,000

Total Investments
(Identified cost $17,866,877)		$17,840,024

Other Assets Less Liabilities — 0.63%		113,356

Net Assets — 100%		$17,953,380

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.
(ADR)	American Depository Receipt.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

MANAGED PORTFOLIO

Subadviser’s Comments

Wellington Management Company, LLP

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Wellington Management Company, LLP (“Wellington”), which manages approximately $303 billion for institutional clients and whose usual investment minimum is $25 million for this investment objective, became co-subadviser to the Enterprise Managed Portfolio on January 1, 2001 and sole-subadviser on August 23, 2002.

Sanford C. Bernstein & Co., LLC (“Bernstein”), was co-subadviser through August 22, 2002.

Investment Objective

The objective of the Enterprise Managed Portfolio is to seek growth of capital over time.

2002 Performance Review

For the year ended December 31, 2002, the Portfolio returned -21.20 percent. The Portfolio outperformed its benchmark, the S&P 500 Index, which returned -22.11 percent. By comparison, the Portfolio underperformed its peer group, the Lipper Flexible Portfolio Fund Index, which returned -14.71 percent.

Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Flexible Portfolio Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Flexible Portfolio Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

In the first six months of 2002, the S&P 500 experienced its worst first half since it was down 21 percent in the first half of 1970. Although the economy showed signs of moderate growth, including manufacturing gains, the stock market fell sharply. External factors have shaken investor sentiment, namely the corporate accounting scandals and the threats of terrorism. The Portfolio lagged the S&P 500 benchmark over this period primarily due to stock selection within the industrials and consumer staples sectors. Stock selection in the financials and utilities sectors augmented the Portfolio’s performance during this period.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)

MANAGED PORTFOLIO

Subadviser’s Comments

Much of the underperformance for the first half of the year can be attributed to one name, Tyco International. Wellington had reasonable confidence in Tyco’s ability to meet its already reduced earnings guidance and that it would be able to successfully execute an initial public offering (“IPO”) of Tyco Capital (CIT Group). The proceeds from such an IPO, along with the anticipated cash flows from ongoing operations, are required to meet the company’s debt obligations over the next 12-18 months. However, in early June the company’s CEO resigned after being indicted in New York State for tax evasion. In light of this new information and the significant turmoil surrounding the company in the aftermath of these events, it was Wellington’s expectation that earnings guidance would be significantly reduced for 2002 and 2003. Wellington was also concerned that these events would derail the IPO of Tyco Capital. While the IPO of Tyco Capital subsequently received SEC approval, the potential earnings shortfall has not been resolved, and it is possible that the company faces significant hurdles to meet its debt obligations over the next 12-18 months. Wellington sold the Portfolio’s position in 2002 and will revisit this company at a later time when the new management has had an opportunity to understand and disclose all relevant information.

Despite positive returns in the fourth quarter, U.S. equity markets declined for the third consecutive year in 2002 marking one of the worst investment periods in decades. Weak corporate profits, geopolitical uncertainties, corporate governance and accounting scandals, and high consumer leverage all weighed on investor confidence. For the year, value outperformed growth while mid-cap stocks outperformed both large and small-caps.

When Wellington took over complete subadviser responsibilities in late August, at the tail end of a two-week rally in the equity market, Wellington established an under-weight to equities in the Portfolio, believing that the equity rally had run its course and reflecting Wellington’s growing concern about weaker global growth in 2003. The third quarter of 2002 proved to be a very difficult period for U.S. equity investors with all major indices posting negative returns. The best performing sectors for the Portfolio on a relative basis were defensive areas such as Industrials and Utilities. The weakest sectors, which tended to be economically sensitive, included materials, consumer discretionary, and telecommunication services. In the fixed-income portion of the Portfolio, the largest sector over-weight was in the mortgage sector. Despite the dramatic decline in Treasury yields in September, the mortgage backed sector continued to perform well. The higher prepayment risk that inevitably accompanies lower Treasury yields was offset by investors’ preference for the safety and security of government-guaranteed, AAA-rated mortgages.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

MANAGED PORTFOLIO

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 67.04%

Advertising — 1.23%

Catalina Marketing Corporation (a)	21,500	$397,750
Omnicom Group Inc.	120,100	7,758,460

		8,156,210

Aerospace — 1.32%

Boeing Company	115,600	3,813,644
Northrop Grumman Corporation	50,800	4,927,600

		8,741,244

Apparel & Textiles — 0.90%

Columbia Sportswear Company (a)	34,400	1,528,048
Liz Claiborne Inc.	78,400	2,324,560
Mohawk Industries Inc. (a)	37,300	2,124,235

		5,976,843

Banking — 4.69%

Bank of America Corporation	95,700	6,657,849
Bank One Corporation	221,700	8,103,135
Banknorth Group Inc.	94,400	2,133,440
KeyCorp	143,600	3,610,104
UnionBanCal Corporation	131,600	5,167,932
Wachovia Corporation	149,500	5,447,780

		31,120,240

Building & Construction — 1.14%

D.R. Horton Inc.	116,700	2,024,745
Masco Corporation	262,300	5,521,415

		7,546,160

Business Services — 0.30%

Automatic Data Processing Inc.	51,000	2,001,750

Cable — 0.90%

Comcast Corporation (a)	265,800	6,004,422

Chemicals — 1.24%

Cabot Microelectronics Corporation (a) (o)	31,100	1,467,920
Dow Chemical Company	227,000	6,741,900

		8,209,820

Computer Hardware — 3.10%

Cisco Systems Inc. (a)	466,800	6,115,080
Hewlett-Packard Company	406,900	7,063,784
International Business Machines Corporation	85,400	6,618,500
Symbol Technologies Inc.	91,100	748,842

		20,546,206

Computer Services — 1.04%

Manhattan Associates Inc. (a) (o)	57,400	1,358,084
Sungard Data Systems Inc. (a)	234,500	5,524,820

		6,882,904

	Number of Shares or Principal Amount	Value

Computer Software — 3.64%

Cadence Design Systems Inc. (a)	478,500	$5,641,515
Microsoft Corporation (a)	268,600	13,886,620
Oracle Corporation (a)	329,300	3,556,440
Verity Inc. (a)	80,300	1,075,297

		24,159,872

Consumer Products — 1.74%

Gillette Company	158,900	4,824,204
Kimberly-Clark Corporation	110,900	5,264,423
Polaris Industries Inc. (o)	24,600	1,441,560

		11,530,187

Containers/Packaging — 0.84%

Pactiv Corporation (a)	131,700	2,878,962
Smurfit—Stone Container Corporation (a)	174,800	2,690,347

		5,569,309

Crude & Petroleum — 2.59%

ChevronTexaco Corporation	78,200	5,198,736
Exxon Mobil Corporation	344,000	12,019,360

		17,218,096

Electrical Equipment — 1.60%

General Electric Company	435,800	10,611,730

Electronics — 0.20%

Sanmina-SCI Corporation (a)	292,700	1,314,223

Energy — 1.55%

Cinergy Corporation (o)	158,000	5,327,760
Exelon Corporation	93,600	4,939,272

		10,267,032

Finance — 1.71%

Federated Investors Inc.	30,900	783,933
Household International Inc.	140,800	3,915,648
Legg Mason Inc.	119,000	5,776,260
Providian Financial Corporation (a)	135,100	876,799

		11,352,640

Food, Beverages & Tobacco — 1.48%

Constellation Brands Inc. (a) (o)	91,500	2,169,465
General Mills Inc.	46,100	2,164,395
PepsiCo Inc.	129,700	5,475,934

		9,809,794

Health Care — 1.15%

Anthem Inc. (a)	31,000	1,949,900
HCA Inc.	78,400	3,253,600
Tenet Healthcare Corporation (a)	17,000	278,800
Triad Hospitals Inc. (a)	72,500	2,162,675

		7,644,975

Hotels & Restaurants — 1.14%

Brinker International Inc. (a) (o)	83,000	2,676,750

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

MANAGED PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Darden Restaurants Inc.	80,000	$1,636,000
McDonald’s Corporation	202,000	3,248,160

		7,560,910

Insurance — 1.30%

Gallagher Arthur J & Company	68,800	2,021,344
Marsh & McLennan Companies Inc.	143,500	6,631,135

		8,652,479

Manufacturing — 1.19%

3M Company	40,400	4,981,320
ITT Industries Inc.	47,900	2,907,051

		7,888,371

Media — 1.76%

AOL Time Warner Inc. (a)	497,700	6,519,870
Gannett Company Inc.	71,500	5,133,700

		11,653,570

Medical Instruments — 1.78%

Edwards Lifesciences Corporation (a) (o)	84,900	2,162,403
Guidant Corporation (a)	137,900	4,254,215
Henry Schein Inc. (a)	38,600	1,737,000
Waters Corporation (a)	167,600	3,650,328

		11,803,946

Medical Services — 0.99%

Caremark Rx Inc. (a)	87,800	1,426,750
Laboratory Corporation of America Holdings (a)	221,700	5,152,308

		6,579,058

Metals & Mining — 0.60%

Alcoa Inc.	174,200	3,968,276

Misc. Financial Services — 3.44%

Ambac Financial Group Inc.	31,700	1,782,808
Citigroup Inc.	333,400	11,732,346
Countrywide Credit Industries Inc.	42,700	2,205,455
MBIA Inc.	17,500	767,550
Merrill Lynch & Company Inc.	167,700	6,364,215

		22,852,374

Multi-Line Insurance — 1.72%

American International Group Inc.	197,400	11,419,590

Oil Services — 1.77%

Chesapeake Energy Corporation (o)	98,100	759,294
EOG Resources Inc.	139,400	5,564,848
Schlumberger	96,300	4,053,267
Swift Energy Company (a) (o)	141,400	1,367,338

		11,744,747

Paper & Forest Products — 0.51%

International Paper Company	97,000	3,392,090

Pharmaceuticals — 7.56%

Abbott Laboratories	184,300	7,372,000
Albany Molecular Research Inc. (a) (o)	133,900	1,980,515
Eli Lilly & Company	89,400	5,676,900

	Number of Shares or Principal Amount	Value

Gilead Sciences Inc. (a)	83,200	$2,828,800
IDEC Pharmaceuticals Corporation (a) (o)	70,200	2,328,534
King Pharmaceuticals Inc. (a)	91,000	1,564,290
Pfizer Inc.	259,400	7,929,858
Pharmacia Corporation	175,400	7,331,720
Schering-Plough Corporation	228,400	5,070,480
Watson Pharmaceuticals Inc. (a)	72,900	2,060,883
Wyeth	161,600	6,043,840

		50,187,820

Property-Casualty Insurance — 0.47%

St. Paul Companies Inc.	90,900	3,095,145

Retail — 4.17%

CDW Computer Centers Inc. (a) (o)	22,000	964,700
Chico’s FAS Inc. (a) (o)	71,800	1,357,738
CVS Corporation	145,200	3,625,644
Home Depot Inc.	198,800	4,763,248
Linens ’n Things Inc. (a)	66,900	1,511,940
Michaels Stores Inc. (a)	54,100	1,693,330
Safeway Inc. (a)	215,100	5,024,736
Too Inc. (a) (o)	27,500	646,800
Wal-Mart Stores Inc.	160,000	8,081,600

		27,669,736

Savings and Loan — 0.35%

Sovereign Bancorp Inc. (o)	165,400	2,323,870

Semiconductors — 2.11%

Fairchild Semiconductor International (Class A) (a)	107,400	1,150,254
Intel Corporation	370,300	5,765,571
International Rectifier Corporation (a)	173,600	3,204,656
Lattice Semiconductor Corporation (o)	69,700	611,269
Novellus Systems Inc. (a)	24,500	687,960
Texas Instruments Inc.	173,200	2,599,732

		14,019,442

Telecommunications — 1.41%

Comverse Technology Inc. (a)	71,500	716,430
SBC Communications Inc.	283,700	7,691,107
Tekelec (a) (o)	92,600	967,670

		9,375,207

Transportation — 1.58%

CNF Inc.	45,600	1,515,744
EGL Inc. (a) (o)	102,000	1,453,500
FedEx Corporation	138,900	7,531,158

		10,500,402

Waste Management — 0.48%

Waste Management Inc.	140,200	3,213,384

Wireless Communications — 0.35%

Nextel Communications Inc. (Class A) (a)	201,600	2,328,480

Total Domestic Common Stocks
(Identified cost $510,797,878)		444,892,554

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

MANAGED PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Foreign Stock — 0.80%

Technology — 0.80%

Accenture LTD. (a)	295,800	$5,321,442

Total Foreign Stock
(Identified cost $5,270,481)		5,321,442

Corporate Bonds and Notes — 7.63%

Aerospace — 0.07%

United Technologies Corporation 7.125% due 11/15/10	$400,000	469,218

Airlines — 0.15%

Continental Airlines Inc. 6.703% due 06/15/21	628,531	545,846
Delta Air Lines Inc. 7.111% due 09/18/11	450,000	444,808

		990,654

Banking — 0.27%

First Massachusetts Bank 7.625% due 06/15/11	300,000	348,618
First Union National Bank 7.875% due 02/15/10	95,000	114,008
First Union National Bank 6.18% due 02/15/36	400,000	428,444
NCNB Corporation 10.20% due 07/15/15	250,000	352,079
Popular North America Inc. 6.625% due 01/15/04	550,000	573,382

		1,816,531

Broadcasting — 0.09%

Clear Channel Communications 6.00% due 11/01/06	255,000	271,172
Liberty Media Corporation 7.75% due 07/15/09	300,000	324,204

		595,376

Building & Construction — 0.14%

Centex Corporation 5.80% due 09/15/09	700,000	704,227
Masco Corporation 5.875% due 07/15/12	225,000	236,636

		940,863

Cable — 0.22%

Cox Communications Inc. 7.125% due 10/01/12	320,000	355,435
TCI Communications Inc. 8.75% due 08/01/15	300,000	345,298
TCI Communications Inc. 7.125% due 02/15/28	250,000	233,058

	Number of Shares or Principal Amount	Value

USA Networks Inc. 6.75% due 11/15/05	$500,000	$523,607

		1,457,398

Chemicals — 0.05%

Dow Chemical Company 6.00% due 10/01/12	350,000	357,702

Energy — 0.79%

Alabama Power Company 5.875% due 12/01/22	375,000	385,943
American Electric Power Inc. 6.125% due 05/15/06	575,000	566,259
Calenergy Inc. 7.52% due 09/15/08	185,000	208,763
Consolidated Natural Gas Company 5.375% due 11/01/06	350,000	369,981
Florida Power & Light Company 5.85% due 02/01/33	150,000	153,642
Keyspan Corporation 6.15% due 06/01/06	210,000	228,162
NSTAR 8.00% due 02/15/10	425,000	515,552
Old Dominion Electric Cooperative 6.25% due 06/01/11	160,000	176,927
Oncor Electric Delivery Company 6.375% due 05/01/12 (144A)	200,000	205,992
Peco Energy Company 4.75% due 10/01/12	165,000	165,912
Pennsylvania Electric Company 6.625% due 04/01/19	175,000	164,002
PSEG Power 7.75% due 04/15/11	450,000	477,346
Scana Corporation 6.25% due 02/01/12	200,000	218,155
Schlumberger Technology Corporation 6.50% due 04/15/12	675,000	758,411
Southern California Gas Company 4.80% due 10/01/12	350,000	352,478
Wisconsin Energy Corporation 6.50% due 04/01/11	255,000	282,791

		5,230,316

Finance — 0.22%

Erac USA Finance Company (144A) 8.00% due 01/15/11	550,000	632,415
Newcourt Credit Group Inc. 6.875% due 02/16/05	750,000	788,321

		1,420,736

Food, Beverages & Tobacco — 0.19%

Archer Daniels Midland Company 8.875% due 04/15/11	200,000	255,253
Coca Cola Enterprises Inc. 4.375% due 09/15/09	500,000	515,072
Pepsi Bottling Group Inc. 7.00% due 03/01/29	100,000	116,190

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

MANAGED PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Tyson Foods Inc. 6.625% due 10/01/04	$350,000	$372,141

		1,258,656

Insurance — 0.21%

Amerus Group Company 6.95% due 06/15/05	350,000	357,028
Liberty Mutual Insurance Company 7.697% due 10/15/2097 (144A)	110,000	82,740
Prudential Insurance Company America 6.375% due 07/23/06 (144A)	300,000	321,537
XL Capital Finance Europe 6.50% due 01/15/12	575,000	622,607

		1,383,912

Life Insurance — 0.08%

Equitable Life Assured Society 6.95% due 12/01/05 (144A)	500,000	543,809

Machinery — 0.06%

Caterpillar Inc. 6.55% due 05/01/11 (o)	350,000	398,524

Media — 0.13%

AOL Time Warner Inc. 7.70% due 05/01/32	850,000	884,623

Medical Services — 0.03%

Cardinal Health Inc. 6.25% due 07/15/08	200,000	224,772

Metals & Mining — 0.08%

Alcoa Inc. 6.50% due 06/01/11	450,000	508,673

Misc. Financial Services — 1.73%

American Express Company 5.50% due 09/12/06	110,000	118,825
Citigroup Inc. 7.25% due 10/01/10	1,100,000	1,276,956
Ford Motor Credit Company 7.60% due 08/01/05	130,000	132,736
Ford Motor Credit Company 7.25% due 10/25/11	1,925,000	1,870,476
Frank Russell Company 5.625% due 01/15/09 (144A)	500,000	545,189
General Electric Capital Corporation 6.125% due 02/22/11	1,100,000	1,191,329
General Electric Capital Corporation 6.75% due 03/15/32	600,000	663,354
General Motors Acceptance Corporation 6.875% due 08/28/12	1,200,000	1,182,900
Goldman Sachs Group Inc. 6.875% due 01/15/11	575,000	641,838
Hartford Financial Services Group Inc. 7.90% due 06/15/10	200,000	227,371
Household Finance Corporation 6.375% due 10/15/11	950,000	993,232

	Number of Shares or Principal Amount	Value

Merrill Lynch & Company Inc. 6.00% due 02/17/09	$1,200,000	$1,303,853
Morgan Stanley Group Inc. 6.75% due 04/15/11	1,200,000	1,333,523

		11,481,582

Multi-Line Insurance 0.42%

Allstate Financial Global Funding 6.50% due 06/14/11 (144A)	275,000	308,260
American General Corporation 7.50% due 08/11/10	1,100,000	1,290,586
John Hancock Global Funding 7.90% due 07/02/10 (144A)	1,000,000	1,173,099

		2,771,945

Oil Services — 1.14%

Burlington Resources Financial Company 7.40% due 12/01/31	450,000	527,597
Canadian Natural Resources 6.45% due 06/30/33	475,000	490,637
Chevron Phillips Chemical 7.00% due 03/15/11	425,000	468,606
Chevrontexaco Capital Company 3.50% due 09/17/07	450,000	458,077
Conagra Inc. 7.875% due 09/15/10	575,000	695,359
Devon Funding Corporation 6.875% due 09/30/11	600,000	668,314
Energen Corporation 7.625% due 12/15/10	200,000	218,251
Kinder Morgan Energy Partners 6.75% due 03/15/11	400,000	434,500
Kinder Morgan Inc. 6.50% due 09/01/12	575,000	600,915
Kinder Morgan Inc. 6.50% due 09/01/12 (144A)	400,000	418,028
Motiva Enterprises 5.20% due 09/15/12 (144A)	700,000	698,833
Murphy Oil Corporation 6.375% due 05/01/12	350,000	384,651
Southern Natural Gas Company 8.00% due 03/01/32	700,000	616,000
Tosco Corporation 7.625% due 05/15/06	410,000	464,530
Valero Energy Corporation 7.50% due 04/15/32	400,000	405,175

		7,549,473

Paper Products — 0.20%

International Paper Company 6.75% due 09/01/11	575,000	639,808
Mead Corporation 7.35% due 03/01/17	175,000	201,355
Temple Inland Inc. 7.875% due 05/01/12	270,000	298,927
Willamette Industries Inc. 7.00% due 02/01/18	175,000	183,234

		1,323,324

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

MANAGED PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Pharmaceuticals — 0.08%

Bristol Myers Squibb Company 4.75% due 10/01/06	$200,000	$210,893
Wyeth 6.70% due 03/15/11	300,000	334,335

		545,228

Property-Casualty Insurance — 0.24%

Ace Capital Trust 9.70% due 04/01/30	575,000	698,413
Berkley (W R) Corporation 8.70% due 01/01/22	200,000	210,929
Everest Reinsurance Holdings Inc. 8.50% due 03/15/05	370,000	404,654
Fidelity National Financial Inc. 7.30% due 08/15/11	225,000	238,516

		1,552,512

Real Estate — 0.05%

Spieker Properties 7.25% due 05/01/09	300,000	326,124

Retail — 0.28%

Lowes Companies Inc. 6.50% due 03/15/29	675,000	722,011
Staples Inc. 7.375% due 10/01/12 (144A)	340,000	373,261
Target Corporation 5.40% due 10/01/08	390,000	421,382
Wal Mart Stores Inc. 8.00% due 09/15/06	275,000	322,827

		1,839,481

Savings and Loan — 0.04%

Peoples Bank 9.875% due 11/15/10	250,000	277,374

Telecommunications — 0.56%

Alltel Corporation 7.00% due 07/01/12	450,000	518,606
Ameritech Capital Funding Corporation, 6.45% due 01/15/18	200,000	216,715
AT & T Corporation 7.30% due 11/15/11	625,000	683,129
SBC Communications Inc. 5.875% due 08/15/12	300,000	323,951
Sprint Capital Corporation 6.375% due 05/01/09	925,000	841,750
Verizon Global Funding Corporation 7.375% due 09/01/12	960,000	1,104,517

		3,688,668

Wireless Communications — 0.11%

AT&T Wireless Services Inc. 8.75% due 03/01/31	275,000	269,500
Vodafone Airtouch 7.75% due 02/15/10	275,000	324,331

	Number of Shares or Principal Amount	Value

Vodafone Airtouch 7.875% due 02/15/30	$125,000	$150,645

		744,476

Total Corporate Bonds and Notes
(Identified cost $49,071,571)		50,581,950

Foreign Bonds — 0.50%

Banking — 0.03%

Bayerische Landesbank Girozentrale 5.65% due 02/01/09	200,000	216,996

Manufacturing — 0.05%

Norsk Hydro 7.15% due 11/15/25	300,000	343,892

Misc. Financial Services — 0.09%

Pemex Project Funding Master Trust 9.125% due 10/13/10	550,000	629,750

Metals & Mining — 0.05%

Corporacion Nacional Delaware Cobre 6.375% due 11/30/12 (144A)	310,000	324,929

Oil Services — 0.05%

Petroleos Mexicanos 9.50% due 09/15/27	275,000	308,000

Paper Products — 0.03%

Norske Skogindustrier 7.625% due 10/15/11 (144A)	190,000	208,815

Telecommunications — 0.20%

British Telecommunications 8.375% due 12/15/10	300,000	359,669
Deutsche Telekom International 8.50% due 06/15/10	250,000	287,934
France Telecom 8.25% due 03/01/11	550,000	635,948

		1,283,551

Total Foreign Bonds
(Identified cost $3,162,492)		3,315,933

Asset-Backed Securities — 1.97%

Automotive — 0.89%

Capital Auto Receivables Asset Trust, Series 2002-1, Class A4, 4.16% due 07/16/07	1,000,000	1,039,239
Capital One Auto Finance Trust, Series 2002-B, Class A4A, 3.32% due 04/15/09	1,500,000	1,527,656
Daimlerchrysler Auto Trust, Series 2002-B, Class A4, 3.53% due 12/06/07	1,200,000	1,234,251

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

MANAGED PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value
Honda Auto Receivables Owner Trust, Series 2002-3, Class A4, 3.61% due 12/18/07	$831,000	$858,163
Nissan Auto Receivables Trust, Series 2002-B, Class A4, 4.60% due 09/17/07	1,200,000	1,265,018

		5,924,327

Banking — 0.38%

Bank One Issuance Trust, Series 2002-A3, Class A3, 3.59% due 05/17/10	1,200,000	1,220,184
MBNA Credit Card Master Note Trust, Series 2002-A1, Class A3, 4.95% due 06/15/09	1,200,000	1,291,790

		2,511,974

Finance — 0.19%

Onyx Acceptance Owner Trust, Series 2001-D, Class A4, 4.32% due 10/15/08	1,200,000	1,251,111

Misc. Financial Services — 0.31%

American Express Credit Account Master Trust, Series 2000-1, Class A, 7.20% due 09/17/07	750,000	827,548
Citibank Credit Card Issuance Trust, Series 2001-A8, Class A8, 4.10% due 12/07/06	1,200,000	1,249,053

		2,076,601

Other — 0.20%

Massachusetts Special Purpose Trust, Series 1999-1, Class A3, 6.62% due 03/15/07	1,200,000	1,295,423

Total Asset-Backed Securities
(Identified cost $12,861,660)		13,059,436

Collateralized Mortgage Obligations — 1.76%

Misc. Financial Services — 1.76%

Asset Securitization Corporation, Series 1997-D4, Class AID, 7.49% due 04/14/29	845,000	972,350
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOPC, Class A2, 6.48% due 02/15/35	1,150,000	1,305,049
Chase Commercial Mortgage Securities Corporation, Series 1998-2, Class A2, 6.39% due 11/18/30	820,000	918,983
UBS Commercial Mortgage Trust, Series 2002-C1, Class A4, 6.462% due 03/15/31	1,020,000	1,148,036

	Number of Shares or Principal Amount	Value
Morgan Stanley Dean Witter Capital, Series 1998-WF1, Class A-2, 6.55% due 03/15/30	$1,080,000	$1,216,433
Morgan Stanley Dean Witter Capital, Series 2001-TOP1, Class A4, 6.66% due 02/15/33	425,000	486,395
Morgan Stanley Dean Witter Capital, Series 2001-TOP3, Class A-4, 6.39% due 07/15/33	1,345,000	1,511,732
Morgan Stanley Dean Witter Capital, Series 2001-TOP5, Class A4, 6.39% due 10/15/35	1,150,000	1,290,956
Morgan Stanley Dean Witter Capital, Series 2002-HQ, Class A3, 6.51% due 04/15/34	245,000	276,709
Morgan Stanley Dean Witter Capital, Series 2002-TOP7, Class A2, 5.98% due 01/15/39	1,150,000	1,265,289
Nomura Asset Securities Corporation, Series 1998-D6, Class A1B, 6.59% due 03/15/30	1,150,000	1,305,329

		11,697,261

Total Collateralized Mortgage Obligations
(Identified cost $11,458,337)		11,697,261

U. S. Treasury Obligations — 2.93%

U. S. Treasury Bills — 0.29%

1.525% due 01/02/03 (e) (s)	350,000	349,985
1.62% due 01/16/03 (e) (s)	250,000	249,831
1.19% due 02/06/03 (e) (s)	200,000	199,762
1.195% due 03/06/03 (e) (s)	325,000	324,310
1.185% due 03/13/03 (e) (s)	820,000	818,084

		1,941,972

U. S. Treasury Bonds — 2.01%

7.50% due 11/15/16	2,900,000	3,792,429
8.125% due 05/15/21	5,000,000	7,027,540
6.00% due 02/15/26	2,200,000	2,521,149

		13,341,118

U. S. Treasury Notes — 0.63%

3.50% due 01/15/11 (TIPS)	3,804,854	4,176,420

Total U. S. Treasury Obligations
(Identified cost $18,833,949)		19,459,510

U. S. Government Agency Obligations — 15.37%

Fannie Mae — 3.82%

6.50% due 01/01/03	9,889,021	10,456,095
6.79% due 11/01/07	1,388,788	1,546,403
6.525% due 06/01/09	669,284	757,020
7.512% due 02/01/10	391,143	459,050
7.202% due 10/01/10	1,178,962	1,369,758
6.51% due 03/01/11	1,180,546	1,316,309

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

MANAGED PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

6.231% due 05/01/11	$1,378,231	$1,526,053
6.21% due 11/01/11	1,384,489	1,530,729
6.318% due 02/01/12	1,190,113	1,323,743
6.094% due 04/01/12	1,391,215	1,525,091
6.50% due 02/01/17	380,323	402,101
7.00% due 07/01/17	1,830,473	1,945,683
6.00% due 12/01/22	1,166,994	1,216,231

		25,374,266

Federal Home Loan Banks — 1.37%

4.125% due 01/14/05	8,700,000	9,095,084

Freddie Mac — 5.70%

7.00% due 07/15/05	4,000,000	4,487,192
6.50% due 06/01/16	137,068	144,951
6.50% due 07/01/16	5,404,204	5,714,979
6.50% due 08/01/16	306,108	323,711
6.50% due 09/01/16	993,166	1,050,279
6.50% due 11/01/16	554,606	586,499
6.50% due 01/01/17	4,334,294	4,583,544
6.50% due 03/01/17	137,027	144,619
6.00% due 05/01/17	414,095	433,302
6.00% due 06/01/17	7,211,444	7,545,939
6.00% due 07/01/17	5,604,544	5,864,504
7.00% due 05/01/29	377,645	397,359
6.00% due 01/15/30 (TBA)	2,610,000	2,716,031
6.75% due 03/15/31	3,200,000	3,826,915

		37,819,824

Ginnie Mae — 4.48%

6.50% due 04/15/28	3,294,795	3,463,445
6.50% due 05/15/28	1,145,847	1,204,499
6.50% due 08/15/28	561,176	590,190
7.00% due 09/15/28	3,934,714	4,178,301
6.50% due 10/15/28	1,269,212	1,334,179
6.50% due 11/15/28	4,824,222	5,115,887
6.50% due 12/15/28	7,631,502	8,106,389
6.00% due 10/15/32	5,488,038	5,721,330

		29,714,220

Total U.S. Government Agency Obligations
(Identified cost $100,388,573)		102,003,394

Foreign Government Obligations — 0.14%

Republic of Trinidad & Tobago (Reg S) 9.75% due 07/01/20	250,000	319,635
United Mexican States 8.375% due 01/14/11	550,000	621,500

		941,135

Total Foreign Government Obligations
(Identified cost $891,936)		941,135

Number of Shares or Principal Amount		Value

Repurchase Agreement — 2.39%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $15,827,835 Collateral GNMA $15,830,000, 7.00% due 04/20/32, Value $16,242,020	$15,827,000	$15,827,000

Total Repurchase Agreement
(Identified cost $15,827,000)		15,827,000

Total Investments
(Identified cost $728,563,877)		$667,099,615

Other Assets Less Liabilities — (0.53)%		(3,504,797)

Net Assets 100%		$663,594,818

(a)	Non-income producing security.
(e)	The rate shown is the effective yield.
(o)	Security, or portion thereof, out on loan at December 31, 2002.
(s)	Security segregated as collateral for open futures contracts.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
(Reg S)	Regulation S Security. Security is offered and sold outside the United States, therefore, it need not be registered with the SEC under rules 903 & 904 of the Securities Act of 1933.
(TBA)	To Be Announced. Certain specific security details such as final par amount and maturity date have not yet been determined.
(TIPS)	Treasury Inflation Protected Security. Principal amount of the security is periodically adjusted for inflation.

Open futures contracts as of December 31, 2002 are as follows:

Description	Expiration Month	Number of Contracts	Unrealized Appreciation/ (Depreciation)
Short Russell 2000 Index Futures	03/03	15	$72,629
Short S&P 500 Index Futures	03/03	70	351,152
Short S&P Midcap 400 Index Futures	03/03	13	130,221

			$554,002

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

HIGH-YIELD BOND PORTFOLIO

Subadviser’s Comments

Caywood-Scholl Capital Management

San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Caywood-Scholl Capital Management (“Caywood-Scholl”) has been subadviser to the Enterprise High-Yield Bond Portfolio since November 18, 1994. Caywood-Scholl manages approximately $1.5 billion for institutional clients, and its normal investment minimum is $3 million.

Investment Objective

The objective of the Enterprise High-Yield Bond Portfolio is to seek maximum current income.

2002 Performance Review

For the year ended December 31, 2002, the Portfolio returned 1.51 percent. The Portfolio outperformed its benchmark, the Lehman Brothers High Yield BB Bond Index, which returned -1.79 percent. The Portfolio outperformed its peer group, the Lipper High Yield Bond Fund Index, which returned -2.41 percent.

Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers High Yield BB Bond Index is an unmanaged index of fixed rate, public non-convertible securities that are rated Ba1 or lower by Moody’s Investor Services, or BB+ or lower by Standard & Poors, if a Moody’s rating is not available. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper High Yield Bond Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper High Yield Bond Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

For the Portfolio, 2002 was one of the most difficult markets since the early 1990s. The combination of credit deterioration, credit rating migration, stock market volatility/losses, bankruptcy acceleration, lack of access to capital, terrorist threats, fear of deflation, corporate malfeasance, faulty accounting, potential for war, and numerous SEC investigations gave high yield investors plenty to worry about. As a result it was a very volatile year characterized by relatively thin markets and tremendous price moves on scant activity. Despite the problematic conditions, the Portfolio performed relatively well for the year.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)

HIGH-YIELD BOND PORTFOLIO

Subadviser’s Comments

The high-yield marketplace’s fundamentals were a mixed bag at the end of the fourth quarter. On the positive front, default rates appear to be declining; though on a historical basis they are still high. In 2002 default rates peaked at 10.68 percent, as compared to their previous peak of 12.79 percent in 1991. At the end of November the trailing twelve-month default rate was 8.70 percent. Continued pressure on default statistics is due mostly to the fallen angel universe. Bankruptcies of larger cap companies such as Conseco and United Airlines tend to dwarf that of a typical high-yield issuer.

Some of the more mixed signals within the market’s fundamental picture are corporate profitability, access to capital, and the domestic economy. Corporate profitability appears to be on the mend albeit at a very slow pace. The frustrating rate of profit recovery is a function of over-capacity, an uncertain economic backdrop, and lackluster final demand. Caywood-Scholl does not anticipate any near-term changes to this equation. So while corporate America gradually reduces its cost structure, Caywood-Scholl believes a slow methodical increase in profits should occur. Access to capital, which was an area of great concern this past summer, appears to have improved in the fourth quarter. The U.S. markets have seen an uptick in demand from both the bank loan and high-yield markets. However, terms and pricing of debt capital have not uniformly improved, with certain industries finding access to capital very difficult. The market for equity capital remains difficult for leveraged companies. In general, the equity markets have rewarded companies for lowering their leverage, but in many cases it has been difficult to raise these funds. Accordingly, balance sheet repair has been slow. Lastly, the general economy is sluggish. Consensus GDP for 2003 at 2.6 percent appears somewhat optimistic and is predicated on backend-loaded growth. Caywood-Scholl’s concerns pertaining to corporate investment, consumer confidence, and the global economy lead them to believe GDP growth should slightly underperform consensus.

As for some of the larger problems within the market’s fundamental balance, corporate malfeasance and the geopolitical situation are ever evolving. The negative influence of corporate misdeeds appears to have somewhat waned during the fourth quarter. New revelations of corporate cheating diminished, and disclosure on past transgression has moved from the front pages to the middle sections of the press. Progress was made in dealing with some of the more notorious figures from the various scandals and Wall Street partially settled with the SEC for their complicity in these matters. This is not to downplay the damage that has been done to investor confidence but to identify that the healing process is progressing. Lastly, what can you say about geopolitical risk? The U.S. appears to be at the threshold of war, North Korea has increased global instability, and weariness of terrorist activity is ever present. The overlay of geopolitical risk will not recede in coming quarters, but rise and fall with the unfolding of events. The market is slowly adjusting to this reality by moderating and diversifying risk and inflating temporary safe havens, for example treasuries and gold, until investable trends are discerned.

The U.S. markets ended the year on a solid technical foundation. Through the year, the Portfolio benefited from investors’ desire to increase allocations to fixed-income while seeking broader portfolio diversification. This trend in demand appeared to accelerate in the fourth quarter, perhaps due to high-yield’s oversold condition established in the third quarter. As a result, the market experienced a strong technical rally beginning early in October, which did not slow until mid December. During this period new allocations of cash and reductions of cash positions within portfolios bolstered the market.

Against this demand, supply remained rather tame, though December was one of the busiest months of the year. Total issuance for the fourth quarter was $15.0 billion bringing issuance for the year to $65.7 billion. This compares to $53.8 billion in 2000 and $83.7 billion in 2001.

There are specific risks associated with the types of bonds held in the Portfolio, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

HIGH-YIELD BOND PORTFOLIO

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Corporate Bonds — 87.88%

Apparel & Textiles — 2.03%

Fruit of the Loom Inc. 8.875% due 04/15/06 (b)	$300,000	$6,750
Levi Strauss & Company 7.00% due 11/01/06 (o)	500,000	435,000
Levi Strauss & Company 11.625% due 01/15/08 (o)	650,000	635,375
Levi Strauss & Company 12.25% due 12/15/12 (144A)	500,000	490,000

		1,567,125

Automotive — 3.29%

Autonation Inc. 9.00% due 08/01/08 (o)	500,000	505,000
Avis Group Holdings Inc. 11.00% due 05/01/09	650,000	711,750
Navistar International Corporation 9.375% due 06/01/06 (o)	350,000	336,000
Sonic Automotive Inc. 11.00% due 08/01/08 (o)	500,000	510,000
United Rentals Inc. (Series B) 8.80% due 08/15/08 (o)	600,000	478,500

		2,541,250

Banking — 1.13%

Western Financial Bank 8.875% due 08/01/07	250,000	242,187
Western Financial Bank 9.625% due 05/15/12	650,000	630,500

		872,687

Broadcasting — 1.58%

Echostar DBS Corporation 9.375% due 02/01/09	850,000	898,875
Sinclair Broadcast Group Inc. 8.75% due 12/15/11	300,000	322,875

		1,221,750

Building & Construction — 1.78%

Building Materials Corporation America 7.75% due 07/15/05	300,000	249,000
Integrated Electrical Services 9.375% due 02/01/09	250,000	230,000
Integrated Electrical Services 9.375% due 02/01/09 (o)	275,000	253,000
Nortek Inc. 8.875% due 08/01/08	400,000	409,000
Nortek Inc. (Series B) 9.125% due 09/01/07	225,000	230,625

		1,371,625

Business Services — 1.56%

Xerox Corporation 7.20% due 04/01/16 (o)	1,600,000	1,200,000

	Number of Shares or Principal Amount	Value

Cable — 2.36%

Adelphia Communications Corporation 7.875% due 05/01/09 (b) (o)	$50,000	$18,500
Adelphia Communications Corporation 9.375% due 11/15/09 (b)	400,000	154,000
Charter Communication Holdings 8.625% due 04/01/09 (o)	550,000	244,750
Charter Communications Holdings 10.00% due 04/01/09	650,000	289,250
Cox Communications Inc. 6.75% due 03/15/11 (o)	250,000	268,996
CSC Holdings 7.625%, due 04/11/11	900,000	844,875

		1,820,371

Chemicals — 1.51%

FMC Corporation 10.25% due 11/01/09 (144A)	450,000	486,000
PCI Chemicals Canada Company 10.00% due 12/31/08 (o)	198,502	138,951
Pioneer Americas Inc. 4.90% due 03/31/03 (v)	$66,166	45,737
Pioneer Companies Inc. (Common Stock) (a)	12,835	16,044
Scotts Company 8.625% due 01/15/09	$450,000	474,750

		1,161,482

Communications — 0.00%

Globalstar Telecommunications (Wts) (a) (d) (144A)	450	—
Loral Space & Communication Ltd. (Wts) (a)	600	116
Loral Space & Communications (Wts) (a)	5,235	314

		430

Computer Services — 0.00%

Axiohm Transaction Solutions (b) (d)	4,056	—

Computer Software — 0.00%

Verado Holdings Inc. (Wts) (a)	300	83

Consumer Products — 3.52%

Chattem Inc. (Series B) 8.875% due 04/01/08	$477,000	491,310
Elizabeth Arden Inc. 11.75% due 02/01/11 (o)	600,000	618,000
French Fragrances Inc. (Series B) 10.375% due 05/15/07	225,000	211,500
French Fragrances Inc. (Series D) 10.375% due 05/15/07	200,000	182,000
Sealy Mattress Company (Series B) 10.875% due 12/15/07 (o)	1,250,000	1,212,500

		2,715,310

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

HIGH-YIELD BOND PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Containers/Packaging — 1.53%

Owens Illinois Inc. 7.35% due 05/15/08	$700,000	$649,250
Owens Illinois Inc. 8.10% due 05/15/07 (o)	550,000	530,750

		1,180,000

Electrical Equipment — 0.74%

BRL Universal Equipment 8.875% due 02/15/08	550,000	572,000

Energy — 2.75%

Calpine Canada Energy Finance 8.50% due 05/01/08	1,100,000	478,500
Calpine Corporation 7.75% due 04/15/09 (o)	250,000	105,000
CMS Energy Corporation 9.875% due 10/15/07	100,000	95,000
CMS Energy Corporation 7.50% due 01/15/09	550,000	467,500
CMS Energy Corporation 8.90% due 07/15/08 (o)	150,000	133,500
Cogentrix Energy Inc. 8.75% due 10/15/08	350,000	163,055
Illinois Power Company 11.50% due 12/15/10 (144A)	700,000	675,500

		2,118,055

Entertainment & Leisure — 0.34%

Mohegan Tribal Gaming Authority 8.75% due 01/01/09	250,000	262,500

Food, Beverages & Tobacco — 4.57%

Canandaigua Brands Inc. 8.50% due 03/01/09 (o)	200,000	209,500
Dole Food Inc. 7.25% due 05/01/09	200,000	193,694
Ingles Markets Inc. 8.875% due 12/01/11	750,000	693,750
NBTY Inc. (Series B) 8.625% due 09/15/07	550,000	558,250
Smithfield Foods Inc. 7.625% due 02/15/08 (o)	300,000	292,500
Stater Brothers Holdings Inc 10.75% due 08/15/06	850,000	862,750
Winn-Dixie Stores Inc. 8.875% due 04/01/08 (o)	700,000	715,750

		3,526,194

Health Care — 1.95%

Beverly Enterprises Inc. 9.625% due 04/15/09 (o)	850,000	714,000
HCA Inc. 6.95% due 05/01/12	100,000	105,382

	Number of Shares or Principal Amount	Value
Healthsouth Corporation 8.50% due 02/01/08	$600,000	$516,000
Healthsouth Corporation 10.75% due 10/01/08 (o)	200,000	169,000

		1,504,382

Hotels & Restaurants — 13.06%

Boyd Gaming Corporation 9.50% due 07/15/07 (o)	500,000	523,750
Boyd Gaming Corporation 7.75% due 12/15/12 (144A)	750,000	734,063
Circus Circus Enterprises Inc. 9.25% due 12/01/05	500,000	522,500
Felcor Lodging LP 8.50% due 06/01/11	475,000	467,875
Foodmaker Corporation (Series B) 9.75% due 11/01/03	150,000	150,000
Foodmaker Inc. 8.375% due 04/15/08	750,000	760,312
Hilton Hotels Corporation 7.625% due 05/15/08	1,225,000	1,253,350
HMH Properties Inc. 7.875% due 08/01/08	150,000	145,500
Host Marriott L P 9.50% due 01/15/07	800,000	812,000
John Q. Hammons Hotels LP 8.875% due 05/15/12	150,000	150,750
Meristar Corporation Operating Partnership 9.125% due 01/15/11	800,000	696,000
MGM Mirage Inc. 8.50% due 09/15/10 (o)	600,000	663,000
Mirage Resorts Inc. 6.75% due 08/01/07	200,000	202,928
Park Place Entertainment Corporation 7.875% due 03/15/10	850,000	864,875
Park Place Entertainment Corporation 8.125% due 05/15/11 (o)	475,000	492,813
Starwood Hotels & Resorts 7.875% due 05/01/12 (144A)	900,000	891,000
Station Casinos Inc. 8.875% due 12/01/08	200,000	208,000
Station Casinos Inc. 9.875% due 07/01/10	250,000	271,250
Yum Brands Inc. 7.70% due 07/01/12	250,000	260,000

		10,069,966

Machinery — 3.00%

Briggs & Stratton Corporation 8.875% due 03/15/11 (o)	500,000	538,750

Flowserve Corporation 12.25% due 08/15/10 (o)	575,000	626,750
ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

HIGH-YIELD BOND PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value
Navistar International Corporation (Series B) 8.00% due 02/01/08	$150,000	$121,500
Teekay Shipping Corporation 8.875% due 07/15/11 (o)	1,000,000	1,026,250

		2,313,250

Manufacturing — 0.85%

Dresser Inc. 9.375% due 04/15/11	450,000	452,250
SPX Corporation 7.50% due 01/01/13	200,000	202,750

		655,000

Media — 2.17%

AOL Time Warner Inc. 5.625% due 05/01/05 (o)	500,000	511,293
AOL Time Warner Inc. 6.875% due 05/01/12	500,000	528,052
Corus Entertainment Inc. 8.75% due 03/01/12	600,000	635,250

		1,674,595

Medical Instruments — 2.50%

Advanced Medical Optics Inc. 9.25% due 07/15/10	$600,000	618,000
Charles River Labs Inc. (Wts) (a)	250	63,327
Dade Behring Holdings Inc. (Common Stock) (a)	23,333	363,995
Fisher Scientific International Inc. 7.125% due 12/15/05	$100,000	101,500
Fisher Scientific International Inc. 9.00% due 02/01/08	750,000	781,875

		1,928,697

Medical Services — 2.48%

AmerisourceBergen Corporation 8.125% due 09/01/08 (o)	150,000	159,750
NDCHealth Corporation 10.50% due 12/01/12 (144A)	450,000	450,000
Triad Hospitals Holdings Inc. 11.00% due 05/15/09	350,000	386,750
Triad Hospitals Inc. 8.75% due 05/01/09	50,000	53,563
Warner Chilcott Inc. 12.625% due 02/15/08	750,000	859,687

		1,909,750

Metals & Mining — 3.06%

Alaska Steel Corporation 7.75% due 06/15/12 (144A)	700,000	705,250
Steel Dynamics Inc. 9.50% due 03/15/09	250,000	261,875
United States Steel Corporation 10.75% due 08/01/08 (o)	950,000	935,750
Williams Companies Inc. 7.125% due 09/01/11 (o)	700,000	458,500

		2,361,375

	Number of Shares or Principal Amount	Value

Misc. Financial Services — 0.31%

Ucar Finance Inc. 10.25% due 02/15/12	$300,000	$238,500

Oil Services — 5.24%

Chesapeake Energy Corporation 8.375% due 11/01/08	700,000	724,500
El Paso Corporation 7.00% due 05/15/11 (o)	775,000	527,000
Grant Prideco Inc. 9.625% due 12/01/07	450,000	477,000
Key Energy Services Inc. 8.375% due 03/01/08	250,000	261,250
Nuevo Energy Company 9.50% due 06/01/08 (o)	650,000	669,500
Pioneer Natural Resources Company 9.625% due 04/01/10	1,075,000	1,278,875
Westport Resources Corporation 8.25% due 11/01/11 (144A)	100,000	105,000

		4,043,125

Other — 0.14%

Vicar Operating Inc. 9.875% due 12/01/09	100,000	108,000

Paper & Forest Products — 1.55%

Buckeye Cellulose Corporation 8.50% due 12/15/05	250,000	226,250
Georgia Pacific Corporation 8.125% due 05/15/11 (o)	450,000	427,500
Georgia Pacific Corporation 9.50% due 12/01/11	550,000	539,000

		1,192,750

Pharmaceuticals — 1.46%

AdvancePCS 8.50% due 04/01/08	600,000	624,000
Biovail Corporation 7.875% due 04/01/10	500,000	500,000

		1,124,000

Printing & Publishing — 1.63%

Dex Media East LLC 12.125% due 11/15/12 (144A)	500,000	553,750
Nebraska Book Company Inc. 8.75% due 02/15/08	350,000	343,000
Primedia Inc. 8.875% due 05/15/11	400,000	362,000

		1,258,750

Retail — 7.91%

Amerigas Partners LP / Amerigas Eagle Finance Corporation 8.875% due 05/20/11	450,000	468,000
Buhrmann U.S. Inc. 12.25% due 11/01/09 (o)	325,000	302,250

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

HIGH-YIELD BOND PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value
Cole National Group Inc. 8.625% due 08/15/07	$900,000	$850,500
Ferrellgas Partner LP 8.75% due 06/15/12 (o)	200,000	207,000

Gap Inc. 10.55% due 12/15/08 (o)	600,000	654,000
K Mart Corporation 9.875% due 06/15/08 (144A) (b)	800,000	116,000
Michaels Stores Inc. 9.25% due 07/01/09 (o)	1,000,000	1,055,000
Penney (JC) Company Inc. 7.65% due 08/15/16 (o)	700,000	616,000
Penney (JC) Company Inc. 8.25% due 08/15/22	750,000	637,500
Petco Animal Supplies Inc. 10.75% due 11/01/11	550,000	605,688
Saks Inc. 8.25% due 11/15/08 (o)	350,000	348,250
Sears Roebuck Acceptance Corporation 7.00% due 02/01/11 (o)	250,000	241,218

		6,101,406

Semiconductors — 0.61%

Amkor Technology Inc. 9.25% due 05/01/06	550,000	470,250

Telecommunications — 5.72%

Block Communications Inc. 9.25% due 04/15/09	200,000	206,500
Crown Castle International Corporation 10.625% due 11/15/07 (c)	$750,000	675,000
E. Spire Communications Inc. (Wts) (a) (d) (144A)	300	—
Flag Telecom Group (Common Stock) (a)	1,606	11,242
Global Crossings Holdings Ltd. 9.625% due 05/15/08 (b)	$950,000	28,500
Intermedia Communications Inc. (Series B) 11.25% due 07/15/07 (b) (o)	100,000	40,000
Intermedia Communications Inc. (Series B) 8.50% due 01/15/08 (b) (o)	150,000	60,000
Level 3 Communications Inc. 6.00% due 03/15/10	550,000	226,875
Nextel Communications 10.65% due 09/15/07 (o)	650,000	620,750
Nextlink Communications 0%/9.45% due 04/15/08 (b) (c)	1,050,000	1,312
Nextlink Communications 10.75% due 11/15/08 (b)	50,000	63
Panamsat Corporation 8.50% due 02/01/12 (144A)	700,000	668,500

	Number of Shares or Principal Amount	Value
Pathnet Inc. 12.25% due 04/15/08 (b)	$250,000	$625
Pathnet Inc. (Wts) (a) (d) (144A)	250	—
Qwest Services Corporation 13.50% due 12/15/10 (144A)	$332,000	345,280
Qwest Corporation 8.875% due 03/15/12 (144A) (o)	350,000	339,500
Sprint Capital Corporation 8.375% due 03/15/12 (o)	550,000	547,250
Telecorp PCS Inc. 10.625% due 07/15/10	$422,000	453,650
Wiltel Communications Group (Common Stock) (a)	5,815	91,819
Worldcom Inc. 7.50% due 05/15/11 (b) (o)	$400,000	94,000

		4,410,866

Textiles — 1.92%

Interface Inc. 10.375% due 02/01/10 (o)	700,000	679,000
Phillips Van Heusen Corporation 9.50% due 05/01/08	800,000	802,000

		1,481,000

Utilities — 0.43%

AES Corporation 8.875% due 02/15/11 (o)	200,000	116,000
Mirant Americas Generation LLC 8.30% due 05/01/11 (o)	450,000	213,750

		329,750

Waste Management — 1.77%

Allied Waste North America Inc. 7.625% due 01/01/06 (o)	600,000	597,000
Allied Waste North America Inc. 10.00% due 08/01/09 (o)	500,000	496,250
Waste Management Inc. 7.375% due 08/01/10 (o)	250,000	273,535

		1,366,785

Wireless Communications — 1.43%

AT&T Wireless 8.125% due 05/01/12	$400,000	402,000
Leap Wireless International Inc. (Wts) (a) (d) (144A)	4,500	—
Voicestream Wireless Corporation 11.50% due 09/15/09	$500,000	522,500
Voicestream Wireless Corporation 10.375% due 11/15/09	171,918	180,514

		1,105,014

Total Domestic Corporate Bonds
(Identified cost $74,477,270)		67,778,073

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

HIGH YIELD PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Convertible Corporate Bond — 0.95%

Wireless Communications — 0.95%

Nextel Communications 5.25% due 01/15/10 (o)	$1,025,000	$735,438

Total Convertible Corporate Bond
(Identified cost $688,187)		735,438

Foreign Bonds — 6.49%

Broadcasting — 2.74%

Grupo Televisa 8.00% due 09/13/11 (o)	1,050,000	1,094,625
Rogers Communications Inc. 9.125% due 01/15/06	200,000	192,250
Rogers Communications Inc. 8.875% due 07/15/07	500,000	477,500
Satelites Mexicanos 10.125% due 11/01/04	910,000	348,075

		2,112,450

Energy — 0.58%

YPF Sociedad Anonima 9.125% due 02/24/09 (o)	500,000	445,000

Finance — 0.84%

PDVSA Finance Ltd. 9.375% due 11/15/07	400,000	360,000
Pemex Project Funding Master Trust 9.125% due 10/13/10	250,000	286,250

		646,250

Oil Services — 0.68%

Petroleos Mexicano 9.375% due 12/02/08	450,000	519,750

Telecommunications — 1.05%

Rogers Cantel Inc. 8.80% due 10/01/07 (o)	650,000	546,000
Telewest Communications 0/9.25% due 04/15/09 (b) (c) (o)	1,450,000	203,000
Telewest Communications 9.875% due 02/01/10 (b) (o)	100,000	18,000
Telewest 11.00% due 10/01/07 (a) (b) (o)	$250,000	45,000

		812,000

Transportation — 0.26%

TBS International Limited (Wts) (a) (d) (k)	13,333	—
TBS Shipping International Ltd. (Common Stock) (Class C) (a) (d) (k)	5,000	—

	Number of Shares or Principal Amount	Value
TBS Shipping International Ltd. 10.00% due 02/08/08 (a) (d) (k)	$216,375	$62,749
TBS Shipping International Ltd. (Preferred Stock) (a) (d) (k)	5,544	—
TFM 10.25% due 06/15/07	$150,000	140,625

		203,374

Wireless Communications — 0.34%

Grupo Iusacell 14.25% due 12/01/06	850,000	263,500

Total Foreign Bonds
(Identified cost $7,930,380)		5,002,324

Repurchase Agreement — 2.29%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $1,769,093 Collateral: GNMA $1,770,000, 7.00% due 04/20/32, Value $1,816,069	1,769,000	1,769,000

Total Repurchase Agreement
(Identified cost $1,769,000)		1,769,000

Total Investments
(Identified cost $84,864,837)		$75,284,835

Other Assets Less Liabilities — 2.39%		1,844,799

Net Assets — 100%		$77,129,634

(a)	Non-income producing security.
(b)	Security is in bankruptcy and/or is in default of interest payment. Portfolio has ceased accrual of interest.
(c)	Step Bond — The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date.
(d)	Security is fair valued at December 31, 2002.
(k)	Illiquid security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.
(v)	Variable interest rate security; Interest rate is as of December 31, 2002.
(Wts.)	Warrants — Warrants entitle the Portfolio to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

TOTAL RETURN PORTFOLIO

Subadviser’s Comments

Pacific Investment Management Company, LLC

Newport Beach, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Founded in 1971, Pacific Investment Management Company (“PIMCO”) has grown to become a worldwide leader in fixed income money management. PIMCO is headquartered in Newport Beach, Calif. with offices in Munich, London, Tokyo, Sydney and Singapore. The firm has $304 billion in assets under management, and its normal investment minimum is $75 million.

Investment Objective

The objective of the Enterprise Total Return Portfolio is total return.

2002 Performance Review

For the eleven months ended December 31, 2002, the Portfolio returned 7.17 percent. The Portfolio underperformed its benchmark, the Lehman Brothers Universal Index, which returned 8.92 percent. By comparison, the Portfolio outperformed its peer group, the Lipper BBB Rated Fund Index, which returned 6.61 percent.

Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers Universal Index consists of all the bonds in the Lehman Brothers Aggregate Bond Index plus U.S. dollar-denominated Eurobonds, 144A’s, Non-ERISA CMBS, High Yield CMBS, U.S. High Yield Corporates and Emerging Markets, but excludes tax-exempt municipal securities, CMO’s, convertible securities, perpetual notes, warrants, linked bonds, and structured products. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper BBB Rated Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper BBB Rated Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

While 2002 was a relatively difficult period for financial assets, fixed-income securities weathered the storm relatively well. Whereas the first quarter hinted at signs of a recovery, the second and third quarters were characterized by a growing loss of confidence in financial markets. Outrage over the expanding list of companies caught up in accounting scandals and corporate governance abuses cast a pall over the stock market and hurt the performance of corporate bonds, especially in the telecom and energy/utilities sectors. Efforts by companies to rehabilitate their credit quality did

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)

TOTAL RETURN PORTFOLIO

Subadviser’s Comments

little to reassure corporate bond investors. Sluggish global growth and anxiety over a potential war with Iraq spawned a flight to quality. Treasury yields fell as much as 1.47 percent by the end of the third quarter, with the 10-year plunging to 3.59 percent, its lowest level in 40 years.

Investors’ risk appetites began to revive in the fourth quarter, calming the financial market turmoil that produced a flight to safe assets, especially Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and European policymakers would protect the global economy against the risks of deflation. The powerful Treasury rally stalled during the final quarter as investors regained interest in credit sensitive fixed-income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81 percent, up 0.22 percent during the fourth quarter, though still down 1.24 percent for the full year.

For the year, the Portfolio modestly underperformed its benchmark, the Lehman Brothers Universal Index. A slightly above benchmark duration was positive for returns as yields dropped along the curve, while an emphasis on short/intermediate securities during much of the year helped as yields fell the most in this section of the yield curve.

Mortgage holdings helped returns as market volatility declined and yield premiums relative to Treasuries narrowed, but an allocation to Non-U.S. bonds, focused on Eurozone issues, detracted from returns as rates fell further in the U.S. amid the flight to quality that occurred during most of the year. A small allocation to emerging market bonds was also negative as political uncertainty in Latin America affected the asset class.

There are specific risks associated with some of the securities held in this Portfolio. High-yield bonds are subject to defaults by the issuer, market valuation and interest rate sensitivity; investments in foreign securities are subject to currency fluctuations, foreign taxation, differences in accounting standards and political or economic instability; and investments in derivatives could subject the Portfolio to loss of principal. In addition, this Portfolio is expected to have a higher-than-average turnover rate, which could generate more taxable short-term gains and negatively affect performance.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

TOTAL RETURN PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Corporate Bonds and Notes — 34.50%

Aerospace — 1.40%

Martin Marietta Corporation 6.50% due 04/15/03	$50,000	$50,538
Raytheon Company 7.90% due 03/01/03	385,000	387,609

		438,147

Airlines — 0.94%

Continental Airlines Inc. 7.056% due 09/15/09	50,000	44,450
Continental Airlines Inc. 7.918% due 05/01/10	75,000	66,631
Delta Air Lines Inc. 7.111% due 09/18/11	110,000	108,731
United Airlines Inc. 7.186% due 04/01/11	49,079	37,728
United Airlines Inc. 6.602% due 09/01/13	50,000	38,169

		295,709

Automotive — 0.60%

Daimlerchrysler North America 1.725% due 02/18/03 (v)	50,000	49,489
Daimlerchrysler North America 7.75% due 05/27/03	135,000	137,690

		187,179

Cable — 3.67%

Clear Channel Communications 7.25% due 09/15/03	250,000	255,045
Continental Cablevision Inc. 8.625% due 08/15/03	200,000	204,947
Continental Cablevision Inc. 8.30% due 05/15/06	50,000	54,165
Cox Communications Inc. 6.15% due 08/01/03 (u)	250,000	248,684
Tele Communications Inc. 8.25% due 01/15/03	85,000	85,025
Tele Communications Inc. 6.375% due 05/01/03	300,000	300,021

		1,147,887

Electrical Equipment — 0.16%

Oncor Electric Delivery Company 6.375% due 01/15/15 (144A)	50,000	51,026

Electronics — 2.65%

Cleveland Electrical Illumination Company 7.375% due 06/01/03	300,000	303,748
Niagara Mohawk Power Corporation (Series G) 7.75% due 10/01/08	100,000	115,528

	Number of Shares or Principal Amount	Value

Progress Energy Inc. 6.55% due 03/01/04	$200,000	$207,865
Toledo Edison Company 7.82% due 03/31/03	200,000	201,791

		828,932

Energy — 1.24%

Dynegy Holdings Inc. 8.75% due 02/15/12	50,000	17,500
El Paso Natural Gas Company 8.375% due 06/15/32 (144A)	50,000	37,250
PSEG Power 6.95% due 06/01/12	100,000	101,534
Southern Natural Gas Company 8.00% due 03/01/32	150,000	132,000
Texas Utilities Electric Company 6.75% due 03/01/03	100,000	100,575

		388,859

Entertainment & Leisure — 1.63%

Walt Disney Company 3.90% due 09/15/03	300,000	303,558
Walt Disney Company 5.125% due 12/15/03	200,000	204,819

		508,377

Finance — 1.05%

Credit Suisse First Boston 4.625% due 01/15/08	125,000	126,708
National Rural Utilities Cooperative Finance 2.83% due 01/27/03 (v)	200,000	200,646

		327,354

Food, Beverages & Tobacco — 1.21%

Reynolds R J Tobacco Holdings Inc. 7.375% due 05/15/03	325,000	328,968
RJR Nabisco Inc. 7.375% due 05/15/03 (144A)	50,000	50,644

		379,612

Forest Products — 0.29%

Weyerhaeuser Company 2.535% due 03/17/03	90,000	90,068

Health Care — 1.79%

Columbia / HCA Healthcare Corporation 6.87% due 09/15/03	300,000	306,377
Healthsouth Corporation 3.25% due 04/01/03	50,000	48,812
Healthsouth Corporation 7.625% due 06/01/12	250,000	206,250

		561,439

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

TOTAL RETURN PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Hotels & Restaurants — 1.89%

Hilton Hotels Corporation 7.00% due 07/15/04	$100,000	$101,166
MGM Mirage Inc. 6.95% due 02/01/05	100,000	103,228
MGM Mirage Inc. 8.50% due 09/15/10	125,000	138,125
Mirage Resorts Inc. 6.75% due 08/01/07	45,000	45,659
Park Place Entertainment Corporation 7.95% due 08/01/03	200,000	204,298

		592,476

Media — 1.43%

AOL Time Warner Inc. 8.11% due 08/15/06	125,000	134,546
AOL Time Warner Inc. 6.875% due 05/01/12	50,000	52,805
AOL Time Warner Inc. 7.70% due 05/01/32	200,000	208,146
Turner Broadcasting System Inc. 7.40% due 02/01/04	50,000	51,227

		446,724

Misc. Financial Services — 5.73%

Bear Stearns Companies Inc. 7.625% due 12/07/09	60,000	70,637
Citigroup Inc. 6.00% due 02/21/12	60,000	65,844
Ford Motor Credit Company 7.25% due 01/15/03	100,000	100,073
Ford Motor Credit Company 1.696% due 03/03/03 (v)	50,000	49,686
Ford Motor Credit Company 1.60% due 03/17/03 (v)	100,000	99,853
Ford Motor Credit Company 1.92% due 03/21/03 (v)	150,000	149,123
Ford Motor Credit Company 6.125% due 04/28/03	10,000	10,059
Ford Motor Credit Company 7.50% due 06/15/03	50,000	50,740
Ford Motor Credit Company 7.25% due 10/25/11	100,000	97,168
General Electric Capital Corporation 5.45% due 01/15/13	300,000	311,621
General Motors Acceptance Corporation 5.63% due 01/15/03	100,000	100,075
General Motors Acceptance Corporation 3.23% due 01/16/03 (v)	100,000	99,605
General Motors Acceptance Corporation 2.56% due 01/21/03 (v)	100,000	98,558
General Motors Acceptance Corporation 1.57% due 03/10/03 (v)	100,000	99,919
Household Finance Corporation 7.625% due 01/15/03	200,000	200,217
Household Finance Corporation 2.661% due 03/11/03 (v)	50,000	50,080

	Number of Shares or Principal Amount	Value

HSBC Capital Funding 10.176% due 06/30/30 (144A)	$100,000	$140,310

		1,793,568

Oil Services — 2.46%

CMS Panhandle Holding Company 6.50% due 07/15/09	50,000	47,695
Dominion Resources Inc. 6.00% due 01/31/03	350,000	350,670
El Paso Energy Corporation 7.75% due 01/15/32	25,000	15,500
K N Energy Inc. 6.45% due 03/01/03	200,000	200,926
Sonat Inc. 7.625% due 07/15/11	35,000	23,450
Tennessee Gas Pipeline Company 8.375% due 06/15/32	150,000	130,500

		768,741

Other — 0.63%

Restructured Asset Certificates 1.75% due 02/18/03 (144A) (v)	200,000	198,320

Real Estate — 0.16%

EOP Operating L.P. 6.375% due 02/15/03	50,000	50,222

Retail — 0.80%

Safeway Inc. 3.625% due 11/05/03	250,000	251,912

Telecommunications — 2.93%

Qwest Corporation 8.875% due 03/15/12 (144A)	40,000	38,800
Sprint Capital Corporation 5.70% due 11/15/03	150,000	149,250
Sprint Capital Corporation 6.875% due 11/15/28	200,000	161,000
United States West Communications Inc. 6.875% due 09/15/33	150,000	115,500
United Telecommunications 9.50% due 04/01/03	50,000	50,883
Verizon Global Funding Corporation 7.375% due 09/01/12	100,000	115,054
Verizon Maryland Inc. 6.125% due 03/01/12	250,000	270,321
Worldcom Inc. 7.375% due 01/15/03 (144A) (b) (u)	75,000	17,625

		918,433

Transportation — 0.43%

Norfolk Southern Corporation 2.478% due 01/30/03 (v)	100,000	100,244
Norfolk Southern Corporation 6.75% due 02/15/11	30,000	33,956

		134,200

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

TOTAL RETURN PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

Waste Management — 1.04%

USA Waste Services Inc. 7.00% due 10/01/04	$95,000	$99,457
Waste Management Inc. 6.375% due 11/15/12 (144A)	120,000	123,486
WMX Technologies Inc. 7.10% due 08/01/26	100,000	101,449

		324,392

Wireless Communications — 0.37%

Cingular Wireless 6.50% due 12/15/11	60,000	64,718
Verizon Wireless Capital 1.81% due 03/17/03 (v)	50,000	49,647

		114,365

Total Corporate Bonds and Notes
(Identified cost $10,724,570)		10,797,942

Foreign Bonds — 3.55%

Broadcasting — 0.21%

British Sky Broadcasting Group 8.20% due 07/15/09	60,000	64,800

Cable — 0.10%

Rogers Cablesystems Ltd. 10.00% due 03/15/05	30,000	30,900

Misc. Financial Services — 1.20%

Pemex Project Funding Master Trust 9.125% due 10/13/10	150,000	171,750
Pemex Project Funding Master Trust 7.375% due 12/15/14 (144A)	200,000	205,000

		376,750

Telecommunications — 2.04%

British Telecom 2.705% due 03/17/03 (v)	300,000	301,879
Deutsche Telekom International 8.50% due 06/15/10	100,000	115,173
France Telecom 4.16% due 03/14/03 (v)	100,000	100,041
France Telecom 10.00% due 03/01/31	100,000	121,733

		638,826

Total Foreign Bonds
(Identified cost $1,080,201)		1,111,276

Asset-Backed Securities — 0.51%

Misc. Financial Services — 0.51%

Bear Stearns Home Loan Owner Trust, Series 2001-A, Class AI1 1.60% due 01/15/03 (v)	18,352	18,353

	Number of Shares or Principal Amount	Value

Merrill Lynch Mortgage Investors Inc., Series 2002-AFC1, Class AV1 1.79% due 01/27/03 (v)	$61,315	$61,281
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A1 3.28% due 01/07/13	79,065	78,929

Total Asset-Backed Securities
(Identified cost $158,726)		158,563

Mortgage-Backed Securities — 9.85%

Banking — 0.28%

Wells Fargo Mortgage Backed Securities, Series 2002-E, Class 2A1, 5.207% due 09/25/32	83,691	86,382

Finance — 5.00%

Countrywide Home Loans Inc., Series 2002-HYB2, Class 6A1, 5.006% due 09/19/32	218,764	221,510
Countrywide Home Loans Inc.-Pass Thru Certificates, Series 2002-1, Class 5 A1, 5.933% due 03/19/32	225,208	228,388
Credit Suisse First Boston Series 2002-P3A, Class A-1, 2.361% due 08/25/33 (k) (144A)	245,998	245,383
Credit Suisse First Boston, Series 2002-P1, Class A-1, 2.478% due 03/25/32	63,175	62,859
Sequoia Mortgage Trust, Series 10, Class 2A1, 1.80% due 01/20/03 (v)	296,596	293,690
Washington Mutual Mortgage Loan Trust, Series 2000-3, Class A, 3.681% due 12/25/40	207,123	209,793
Washington Mutual Mortgage Securities Corporation, Series 1999-WM1, Class 3A2, 6.398% due 10/19/39	255,895	258,365
Washington Mutual Mortgage Securities Corporation, Series 2001-2, Class A3, 6.01% due 04/25/31	44,975	45,582

		1,565,570

Misc. Financial Services — 4.57%

Bear Stearns Arm Trust, Series 2002-2, Class IIIA, 6.849% due 06/25/31	28,377	29,554
C Bass Trust, Series 2002-CB1, Class A2A, 1.76% due 01/27/03 (v)	76,808	76,797

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

TOTAL RETURN PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares or Principal Amount	Value

First Horizon Asset Securities, Series 2000-H, Class 1A, 7.00% due 09/25/30	$31,022	$31,564
PNC Mortgage Securities Corporation, Series 1999-5, Class 1A7, 6.30% due 07/25/29	400,000	404,640
Structured Asset Securities Corporation, Series 2001-12, Class 3A1, 6.35% due 09/25/31	575,098	584,397
Structured Asset Securities Corporation, Series 2002-9, Class A2, 1.68% due 01/27/03 (v)	81,327	80,735
Structured Asset Securities Corporation, Series 2002-BC3M, Class A, 1.69% due 01/27/03 (v)	89,857	89,520
Structured Asset Securities Corporation, Series 2002-BC4, Class A, 1.67% due 01/27/03 (v)	92,029	91,698
Structured Asset Securities Corporation, Series 2002-HF1, Class A, 1.71% due 01/27/03 (v)	41,156	40,987

		1,429,892

Total Mortgage-Backed Securities
(Identified cost $3,090,192)		3,081,844

U. S. Government Obligations — 32.27%

Fannie Mae — 13.75%

Discount Notes 1.275% due 05/21/03	3,300,000	3,283,638
5.00% due 02/15/17 (TBA)	1,000,000	1,020,312

		4,303,950

Freddie Mac — 2.43%

4.365% due 11/01/03	121,536	124,095
Series 2142, Class Z 6.50% due 04/15/29	126,832	133,521
Series 2411, Class FJ 1.77% due 01/15/03	101,761	101,589
Series 2412, Class OR 5.25% due 07/15/11	143,262	144,588
Series 2429, Class OA 6.00% due 12/15/28	65,050	66,328
Series 2434, Class TA 5.625% due 07/15/28	184,472	189,870

		759,991

Ginnie Mae — 3.32%

6.00% due 01/15/32 (TBA)	1,000,000	1,040,000

U.S. Treasury Bill — 0.72%

1.19% due 02/13/03 (e) (s)	225,000	224,680

	Number of Shares or Principal Amount	Value

U. S. Treasury Notes — 12.05%

3.50% due 01/15/11 (TIPS)	$520,815	$571,676
3.625% due 01/15/08 (TIPS)	2,917,616	3,201,173

		3,772,849

Total U. S. Government Obligations
(Identified cost $10,019,855)		10,101,470

Municipal Bonds — 0.97%

Cook County Illinois (FGIC Insured) 5.125% due 11/15/26	150,000	153,334
San Antonio Texas Water Revenue (FSA Insured) 5.00% due 05/15/32	150,000	151,143

Total Municipal Bonds
(Identified cost $304,768)		304,477

Foreign Government Obligations — 7.35%

Brazil Federative Republic 11.50% due 03/12/08	25,000	19,000
Brazil Federative Republic 11.00% due 01/11/12	150,000	99,750
Brazil Federative Republic 12.25% due 03/06/30	200,000	139,000
Brazil Federative Republic 8.875% due 04/15/24	50,000	27,500
Bulgaria National Republic 2.688% due 01/28/03 (t) (v)	29,100	26,990
Germany Federal Republic 5.25% due 01/04/11	280,000	317,833
Korea Development Bank 5.25% due 11/16/06	150,000	158,898
Republic of Chile 7.125% due 01/11/12	350,000	393,435
Republic of Croatia 2.688% due 01/31/03 (t)	29,091	28,873
Republic of Panama 8.25% due 04/22/08	30,000	31,125
Republic of Panama 9.625% due 02/08/11	20,000	21,850
Republic of Panama 9.375% due 01/16/23	180,000	185,400
Republic of Peru 9.125% due 02/21/12	250,000	245,000
United Mexican States 8.375% due 01/14/11	250,000	282,500

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

TOTAL RETURN PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

	Number of Shares Contracts, or Principal Amount	Value

United Mexican States 7.50% due 01/14/12	$60,000	$64,275
United Mexican States 8.30% due 08/15/31	245,000	258,475

Total Foreign Government Obligations
(Identified cost $2,168,212)		2,299,904

Commercial Paper — 14.98%

CBA Delaware Finance Inc. 1.31% due 03/18/03	1,000,000	997,234
Danske Corporation 1.31% due 03/17/03	700,000	698,089
Eksportfinans ASA 1.25% due 01/02/03	300,000	299,990
HBOS Treasury Services 1.325% due 02/12/03	700,000	698,918
HBOS Treasury Services 1.35% due 03/06/03	400,000	399,040
HBOS Treasury Services 1.32% due 03/20/03	200,000	199,428
UBS Finance Delaware Inc. 1.32% due 02/18/03	1,000,000	998,240
UBS Finance Delaware Inc. 1.325% due 03/13/03	400,000	398,955

Total Commercial Paper
(Identified cost $4,689,894)		4,689,894

Repurchase Agreement — 1.12%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $351,019 Collateral: GNMA 355,000, 7.00% due 04/20/32 Value $364,240	351,000	351,000

Total Repurchase Agreement
(Identified cost $351,000)		351,000

Put Options — 0.00%

Euribor Futures, Strike Price 95.5, Expires 03/17/03	25	—

Total Put Options
(Identified Cost $328)		—

Total Investments
(Identified Cost $32,587,746)		$32,896,370

	Number of Contracts or Notional Amount	Value

Call Options Written — (0.19)%

Swap Option 3 Month Libor, Strike Price 3.0, Expires 06/18/03	1,500,000	$(11,787)
Swap Option 3 Month Libor, Strike Price 3.25, Expires 05/30/03	1,600,000	(18,117)
Swap Option 3 Month Libor, Strike Price 4.0, Expires 11/12/03	600,000	(11,695)
Swap Option 3 Month Libor, Strike Price 4.0, Expires 01/07/05	1,400,000	(18,917)

Total Call Options Written
(Premiums received $50,695)		(60,516)

Put Options Written — (0.05)%

Euribor Futures, Strike Price 96.75, Expires 03/17/03	18	(236)
Eurodollar Futures, Strike Price 96.50, Expires 03/17/03	3	(19)
Eurodollar Futures, Strike Price 96.75, Expires 03/17/03	8	(100)
Eurodollar Futures, Strike Price 98, Expires 03/17/03	14	(87)
Swap Option 3 Month Libor, Strike Price 5.5, Expires 06/18/03	1,400,000	(8,946)
Swap Option 3 Month Libor, Strike Price 7.0, Expires 01/07/05	600,000	(6,868)

Total Put Options Written
(Premiums received $44,800)		(16,256)

Other Assets Less Liabilities — (4.86)%		(1,519,869)

Net Assets — 100%		$31,299,729

(b)	Security is in bankruptcy and/or is in default of interest payment. Portfolio has ceased accrual of interest.
(e)	The rate shown is the effective yield.
(k)	Illiquid security.
(s)	Security segregated as collateral for open futures contracts.
(t)	Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(u)	Remarketable Security. With remarketable securities the remarking dealer or lead manager may opt to either redeem or remarket the security during a specified period of time.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

TOTAL RETURN PORTFOLIO — (Continued)

Portfolio of Investments — December 31, 2002

(v)	Variable rate security; interest rate is as of December 31, 2002.
(TBA)	To Be Announced. Certain specific security details such as final par amount and maturity date have not yet been determined.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
(FGIC)	Financial Guaranty Insurance Corporation.
(FSA)	Financial Security Assurance.

(LIBOR) London Interbank Offering Rate

(TIPS)	Treasury Inflation Protected Security. Principal amount of the security is periodically adjusted for inflation.

Open futures contracts as of December 31, 2002 are as follows:

Description	Expiration Month	Number of Contracts	Unrealized Appreciation/ (Depreciation)
Short U.S. Treasury 5-Year Notes	03/03	2	$(4,922)
Long U.S. Treasury 10-Year Notes	03/03	36	104,578
Long U.S. Treasury Bonds	03/03	7	30,406
Long Germany Federated Republic 5-Year Notes	03/03	7	16,377
Long Germany Federated Republic 10-Year Notes	03/03	23	66,089

			$212,528

See notes to financial statements.

ENTERPRISE Accumulation Trust

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ENTERPRISE Accumulation Trust

Statements of Assets and Liabilities

December 31, 2002

	AGGRESSIVE STOCK
	Mid-Cap Growth Portfolio	Multi-Cap Growth Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Assets:

Investments at value	$2,915,256	$52,594,389	$66,193,230	$304,819,935

Foreign currency at value (cost — $16,562, $14,268 and $11)	—	—	—	—

Investment purchased in connection with securities lending, at value (Note 4)	—	303,660	17,280,645	30,654,649

Receivable for securities lending income	—	432	3,037	3,930

Receivable for margin variation on open futures	—	—	—	—

Receivable for fund shares sold	12	15,067	17,239	38,199

Receivable for investments sold	18,968	—	—	706,362

Dividends and interest receivable	162	11,927	5,582	258,104

Due from investment adviser	—	—	—	—

Cash and other assets	62,752	2,339	2,337	800,742

Total assets	2,997,150	52,927,814	83,502,070	337,281,921

Liabilities:

Payable for fund shares redeemed	43	18,653	7,229	118,473

Options written, at market value	—	—	—	—

Payable for investments purchased	21,908	—	—	—

Payable due upon sale of investments in connection with securities lending (Note 4)	—	303,660	17,280,645	30,654,649

Payable for margin variation on open futures	—	—	—	—

Distributions payable	—	—	—	—

Accrued expenses and other liabilities	4,340	19,260	10,993	64,264

Total liabilities	26,291	341,573	17,298,867	30,837,386

Net Assets	$2,970,859	$52,586,241	$66,203,203	$306,444,535

Analysis of Net Assets:

Paid-in capital	$4,203,106	$155,079,752	$90,428,200	$327,234,446

Undistributed (accumulated) net investment income (loss)	—	—	—	455,523

Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(1,281,292)	(100,259,649)	(7,836,050)	(8,567,536)

Unrealized appreciation (depreciation) on investments and foreign currency denominated amounts	49,045	(2,233,862)	(16,388,947)	(12,677,898)

Net Assets	$2,970,859	$52,586,241	$66,203,203	$306,444,535

Shares outstanding	560,682	9,546,459	11,078,198	17,862,311

Net asset value per share	$5.30	$5.51	$5.98	$17.16

Investments at cost	$2,866,211	$54,828,251	$82,582,177	$317,497,833

See notes to financial statements.

ENTERPRISE Accumulation Trust

STOCK					INTERNATIONAL/GLOBAL
Capital Appreciation Portfolio	Equity Portfolio	Equity Income Portfolio	Growth Portfolio	Growth and Income Portfolio	Emerging Countries Portfolio	International Growth Portfolio	Worldwide Growth Portfolio

$43,499,590	$200,521,837	$38,002,719	$208,524,190	$112,036,575	$1,152,126	$43,816,282	$930,867

—	—	—	—	—	16,719	14,589	11

3,124,914	17,486,246	927,000	—	1,171,600	—	—	—

574	2,321	117	265	484	—	927	—

—	—	—	—	—	—	—	—

6,290	12,739	2,482	26,695	25,120	360	6,307	—

217,160	168,142	—	—	6,404,618	—	—	—

11,376	50,149	70,782	179,270	62,529	2,850	136,574	1,029

—	—	—	—	—	27,651	—	—

1,672	7,313	2,194	8,075	72,977	45,921	215,709	66,051

46,861,576	218,248,747	39,005,294	208,738,495	119,773,903	1,245,627	44,190,388	997,958

11,419	295,744	16,741	86,698	19,997	906	19,884	20

—	—	—	—	—	—	—	—

73,113	836,166	336,740	—	7,125,494	—	—	—

3,124,914	17,486,246	927,000	—	1,171,600	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

38,359	43,740	9,255	41,706	27,852	32,238	18,194	9,337

3,247,805	18,661,896	1,289,736	128,404	8,344,943	33,144	38,078	9,357

$43,613,771	$199,586,851	$37,715,558	$208,610,091	$111,428,960	$1,212,483	$44,152,310	$988,601

$70,853,036	$398,803,817	$48,242,060	$315,662,058	$174,829,684	$1,467,341	$75,642,671	$1,308,319

—	—	589,931	1,021,032	1,145,448	—	229,091	—

(27,565,465)	(89,716,250)	(5,966,319)	(96,712,132)	(37,738,369)	(217,076)	(23,461,511)	(287,647)

326,200	(109,500,716)	(5,150,114)	(11,360,867)	(26,807,803)	(37,782)	(8,257,941)	(32,071)

$43,613,771	$199,586,851	$37,715,558	$208,610,091	$111,428,960	$1,212,483	$44,152,310	$988,601

9,228,006	16,303,483	8,926,777	52,353,458	28,217,350	153,247	12,768,253	147,050

$4.73	$12.24	$4.22	$3.98	$3.95	$7.91	$3.46	$6.72

$43,173,594	$310,022,553	$43,152,833	$219,885,057	$138,844,378	$1,190,065	$52,092,087	$962,979

See notes to financial statements.

ENTERPRISE Accumulation Trust

Statements of Assets and Liabilities — (Continued)

December 31, 2002

	SECTOR/ SPECIALTY	DOMESTIC HYBRID		INCOME
	Global Socially Responsive Portfolio	Balanced Portfolio	Managed Portfolio	High-Yield Bond Portfolio	Total Return Portfolio
Assets:

Investments at value	$1,133,548	$17,840,024	$667,099,615	$75,284,834	$32,896,370

Foreign currency at value (cost — $3 and $174,226)	3	—	—	—	180,957

Investment purchased in connection with securities lending, at value (Note 4)	—	3,196,615	22,711,784	20,097,608	—

Receivable for securities lending income	—	—	9,186	5,791	—

Receivable for margin variation on open futures	—	—	—	—	173

Receivable for fund shares sold	1,400	6,919	57,212	586	5,324

Receivable for investments sold	—	—	240,116	132,152	4,624,258

Dividends and interest receivable	1,305	110,549	2,564,375	1,877,100	327,770

Due from investment adviser	1,153	—	—	—	17,678

Cash and other assets	90,090	1,032	24,484	76,301	2,517

Total assets	1,227,499	21,155,139	692,706,772	97,474,372	38,055,047

Liabilities:

Payable for fund shares redeemed	—	—	100,604	13,353	43

Options written, at market value (premiums received $95,495)	—	—	—	—	76,772

Payable for investments purchased	—	—	6,125,898	196,022	6,642,930

Payable due upon sale of investments in connection with securities lending (Note 4)	—	3,196,615	22,711,784	20,097,608	—

Payable for margin variation on open futures	—	—	42,575	—	10,628

Distributions payable	—	—	—	—	15,514

Accrued expenses and other liabilities	4,304	5,144	131,093	37,755	9,431

Total liabilities	4,304	3,201,759	29,111,954	20,344,738	6,755,318

Net Assets	$1,223,195	$17,953,380	$663,594,818	$77,129,634	$31,299,729

Analysis of Net Assets:

Paid-in capital	$1,395,459	$21,158,123	$883,488,733	$111,703,990	$30,678,975

Undistributed (accumulated) net investment income (loss)	—	389,361	7,568,295	(73,481)	—

Undistributed (accumulated) net realized gain (loss) on investments and foreign currency	(129,314)	(3,567,251)	(166,551,950)	(24,920,872)	73,450

Unrealized appreciation (depreciation) on investments and foreign currency denominated amounts	(42,950)	(26,853)	(60,910,260)	(9,580,003)	547,304

Net Assets	$1,223,195	$17,953,380	$663,594,818	$77,129,634	$31,299,729

Shares outstanding	142,737	4,239,148	43,420,803	19,088,205	3,071,270

Net asset value per share	$8.57	$4.24	$15.28	$4.04	$10.19

Investments at cost	$1,176,537	$17,866,877	$728,563,877	$84,864,837	$32,587,746

See notes to financial statements.

ENTERPRISE Accumulation Trust

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ENTERPRISE Accumulation Trust

Statements of Operations

For the Year Ended December 31, 2002

	AGGRESSIVE STOCK
	Mid-Cap Growth Portfolio	Multi-Cap Growth Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Investment income:

Dividends	$6,404	$247,362 (1)	$122,957	$3,395,333	(1)(2)

Interest	2,024	73,922	77,387	186,623

Securities lending income	—	12,858	44,173	98,443

Total investment income	8,428	334,142	244,517	3,680,399

Expenses:

Investment advisory fees	22,310	750,106	744,027	2,781,676

Custodian and accounting fees	19,773	36,818	21,771	88,047

Reports to shareholders	1,158	37,952	44,749	226,495

Trustees’ fees	83	2,280	2,298	10,683

Audit and legal fees	1,129	16,297	16,243	76,139

Other expenses	190	3,891	4,630	15,556

Total expenses	44,643	847,344	833,718	3,198,596

Expense reimbursement	(10,435)	—	—	—

Expenses reduced by expense offset arrangements	—	(1,003)	—	—

Total expenses, net of reimbursement and expense offset arrangements	34,208	846,341	833,718	3,198,596

Net investment income (loss)	(25,780)	(512,199)	(589,201)	481,803

Realized and unrealized gain (loss) on investments—net:

Net realized gain (loss) on investments	(1,041,197)	(25,682,390)	(3,542,977)	(4,562,741)

Net realized gain (loss) on foreign currency transactions	—	—	—	—

Net realized gain (loss) on futures transactions	—	—	—	—

Net realized gain (loss) on options transactions	—	—	—	—

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(73,820)	(6,602,211)	(17,724,488)	(30,907,526)

Net realized and unrealized gain (loss) on investments.	(1,115,017)	(32,284,601)	(21,267,465)	(35,470,267)

Net increase (decrease) in net assets resulting from operations	$(1,140,797)	$(32,796,800)	$(21,856,666)	$(34,988,464)

(1)	Net of foreign taxes withheld of $989 for Multi-Cap Growth, $3,784 for Small Company Value, $8,853 for Capital Appreciation, $1,529 for Equity Income, $13,361 for Growth, $27,338 for Growth and Income, $1,868 for Emerging Countries, $114,806 for International Growth and $880 for Worldwide Growth.
(2)	Includes income of $91,350 earned from an affiliated company.

See notes to financial statements.

ENTERPRISE Accumulation Trust

STOCK					INTERNATIONAL/GLOBAL
Capital Appreciation Portfolio	Equity Portfolio	Equity Income Portfolio	Growth Portfolio	Growth and Income Portfolio	Emerging Countries Portfolio	International Growth Portfolio	Worldwide Growth Portfolio

$349,470 (1)	$782,443	$899,088 (1)	$2,990,550 (1)	$2,223,343 (1)	$17,759 (1)	$1,148,100 (1)	$10,702 (1)

25,853	10,710	63,610	123,889	139,886	920	67,507	272

11,115	28,893	4,446	13,392	7,574	—	22,792	—

386,438	822,046	967,144	3,127,831	2,370,803	18,679	1,238,399	10,974

399,867	2,111,410	310,249	1,837,189	1,062,852	14,764	461,787	9,630

23,442	43,208	20,974	50,329	41,655	137,528	68,769	26,351

30,829	145,404	27,987	149,440	82,314	—	32,724	—

1,614	7,587	1,300	7,613	4,402	19	1,588	11

11,248	50,342	10,649	51,100	28,391	224	10,664	406

2,075	11,955	1,601	11,077	5,731	5,641	2,813	3,751

469,075	2,369,906	372,760	2,106,748	1,225,345	158,176	578,345	40,149

—	—	—	—	—	(135,630)	—	(26,667)

(3,727)	(18,945)	—	—	—	—	(573)	—

465,348	2,350,961	372,760	2,106,748	1,225,345	22,546	577,772	13,482

(78,910)	(1,528,915)	594,384	1,021,083	1,145,458	(3,867)	660,627	(2,508)

(5,876,892)	(62,598,017)	(3,051,882)	(40,972,525)	(36,304,934)	(146,038)	(7,404,125)	(230,541)

24,969	—	—	—	—	(18,608)	—	22,296

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

(3,616,410)	(34,182,575)	(4,586,154)	(26,628,400)	(9,884,249)	(122,961)	(4,673,357)	(65,732)

(9,468,333)	(96,780,592)	(7,638,036)	(67,600,925)	(46,189,183)	(287,607)	(12,077,482)	(273,977)

$(9,547,243)	$(98,309,507)	$(7,043,652)	$(66,579,842)	$(45,043,725)	$(291,474)	$(11,416,855)	$(276,485)

See notes to financial statements.

ENTERPRISE Accumulation Trust

Statements of Operations — (Continued)

For the Year Ended December 31, 2002

	SECTOR/ SPECIALTY	DOMESTIC HYBRID		INCOME
	Global Socially Responsive Portfolio	Balanced Portfolio	Managed Portfolio	High-Yield Bond Portfolio	Total Return Portfolio
Investment income:	01/24/02- 12/31/02(2)				01/24/02- 12/31/02(2)

Dividends	$15,833 (1)	$146,488 (1)	$11,187,859 (1)	$2,738	$—

Interest	1,762	425,162	3,107,713	9,067,592	562,234

Securities lending income	—	2,817	51,129	57,908	—

Total investment income	17,595	574,467	14,346,701	9,128,238	562,234

Expenses:

Investment advisory fees	9,205	151,747	6,502,537	582,503	77,970

Custodian and accounting fees	14,859	14,245	168,627	54,245	32,831

Reports to shareholders	679	12,306	487,660	57,709	14,971

Trustees’ fees	34	642	25,225	3,168	432

Audit and legal fees	1,325	5,401	166,620	19,908	7,518

Other expenses	2,927	762	26,714	51,153	2,204

Total expenses	29,029	185,103	7,377,383	768,686	135,926

Expense reimbursement	(15,732)	—	—	—	(43,779)

Expenses reduced by expense offset arrangements	—	—	(200,079)	—	—

Total expenses, net of reimbursement and expense offset arrangements	13,297	185,103	7,177,304	768,686	92,147

Net investment income (loss)	4,298	389,364	7,169,397	8,359,552	470,087

Realized and unrealized gain (loss) on investments—net:

Net realized gain (loss) on investments	(152,142)	(1,699,352)	(151,469,098)	(11,078,830)	325,481

Net realized gain (loss) on foreign currency transactions	23,009	—	—	—	(1,096)

Net realized gain (loss) on futures transactions	—	—	(1,590,595)	—	231,417

Net realized gain (loss) on options transactions	—	—	—	—	18,849

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(42,950)	(1,112,154)	(71,878,581)	1,510,531	547,304

Net realized and unrealized gain (loss) on investments	(172,083)	(2,811,506)	(224,938,274)	(9,568,299)	1,121,955

Net increase (decrease) in net assets resulting from operations	$(167,785)	$(2,422,142)	$(217,768,877)	$(1,208,747)	$1,592,042

(1)	Net of foreign taxes withheld of $1,293 for Global Socially Responsive, $626 for Balanced and $16,889 for Managed.
(2)	Commencement of operations.

See notes to financial statements.

ENTERPRISE Accumulation Trust

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ENTERPRISE Accumulation Trust

Statements of Changes in Net Assets

	AGGRESSIVE STOCK
	Mid-Cap Growth Portfolio		Multi-Cap Growth Portfolio		Small Company Growth Portfolio
	Year Ended December 31, 2002	For the Period May 1, 2001 through December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
From operations:

Net investment income (loss)	$(25,780)	$(5,878)	$(512,199)	$(250,130)	$(589,201)	$(473,533)

Net realized gain (loss) on investments and foreign currency transactions	(1,041,197)	(240,095)	(25,682,390)	(43,924,848)	(3,542,977)	(4,158,949)

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(73,820)	122,865	(6,602,211)	21,811,599	(17,724,488)	1,167,884

Increase (decrease) in net assets resulting from operations	(1,140,797)	(123,108)	(32,796,800)	(22,363,379)	(21,856,666)	(3,464,598)

Distributions to shareholders from:

Net investment income	—	—	—	—	—	—

Net realized gains on investments	—	—	—	—	—	(2,999,360)

Total distributions to shareholders	—	—	—	—	—	(2,999,360)

From capital share transactions

Shares sold	2,477,239	2,835,147	6,856,018	21,203,085	21,691,709	23,486,943

Reinvestment of distributions	—	—	—	—	—	2,984,169

Shares redeemed	(754,196)	(323,426)	(21,429,908)	(27,596,880)	(16,222,694)	(19,477,141)

Total increase (decrease) in net assets resulting from capital share transactions	1,723,043	2,511,721	(14,573,890)	(6,393,795)	5,469,015	6,993,971

Total increase (decrease) in net assets	582,246	2,388,613	(47,370,690)	(28,757,174)	(16,387,651)	530,013

Net assets:

Beginning of period	2,388,613	—	99,956,931	128,714,105	82,590,854	82,060,841

End of period	$2,970,859	$2,388,613	$52,586,241	$99,956,931	$66,203,203	$82,590,854

Capital share activity:

Shares issued	372,380	353,083	938,879	2,413,405	3,077,064	3,025,533

Shares issued in reinvestment of distributions	—	—	—	—	—	503,232

Shares redeemed	(122,518)	(42,263)	(3,245,394)	(3,243,328)	(2,497,212)	(2,570,222)

Net increase (decrease)	249,862	310,820	(2,306,515)	(829,923)	579,852	958,543

See notes to financial statements.

ENTERPRISE Accumulation Trust

AGGRESSIVE STOCK		STOCK
Small Company Value Portfolio		Capital Appreciation Portfolio		Equity Portfolio		Equity Income Portfolio
Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001

$481,803	$1,254,199	$(78,910)	$(22,162)	$(1,528,915)	$(2,485,657)	$594,384	$518,938

(4,562,741)	9,244,162	(5,851,923)	(14,700,111)	(62,598,017)	(26,961,273)	(3,051,882)	(1,106,815)

(30,907,526)	6,881,719	(3,616,410)	424,502	(34,182,575)	(62,098,607)	(4,586,154)	(3,465,145)

(34,988,464)	17,380,080	(9,547,243)	(14,297,771)	(98,309,507)	(91,545,537)	(7,043,652)	(4,053,022)

(1,249,304)	(889,935)	—	(379,194)	—	—	(508,560)	(398,514)

(9,439,515)	(90,064,191)	—	—	—	(64,010,440)	—	—

(10,688,819)	(90,954,126)	—	(379,194)	—	(64,010,440)	(508,560)	(398,514)

62,749,371	87,283,407	6,546,468	14,904,203	29,106,977	80,473,076	14,598,799	21,035,959

10,688,819	90,954,126	—	377,340	—	64,010,440	505,733	395,853

(80,797,628)	(96,452,135)	(10,927,371)	(16,045,111)	(78,530,627)	(129,522,115)	(10,343,089)	(9,302,707)

(7,359,438)	81,785,398	(4,380,903)	(763,568)	(49,423,650)	14,961,401	4,761,443	12,129,105

(53,036,721)	8,211,352	(13,928,146)	(15,440,533)	(147,733,157)	(140,594,576)	(2,790,769)	7,677,569

359,481,256	351,269,904	57,541,917	72,982,450	347,320,008	487,914,584	40,506,327	32,828,758

$306,444,535	$359,481,256	$43,613,771	$57,541,917	$199,586,851	$347,320,008	$37,715,558	$40,506,327

3,205,054	3,595,528	1,168,694	2,475,376	1,883,773	3,674,197	3,020,675	4,023,293

648,200	5,375,539	—	80,114	—	4,893,764	125,181	86,810

(4,340,724)	(4,031,266)	(2,045,954)	(2,738,697)	(5,615,529)	(6,007,688)	(2,290,761)	(1,810,230)

(487,470)	4,939,801	(877,260)	(183,207)	(3,731,756)	2,560,273	855,095	2,299,873

See notes to financial statements.

ENTERPRISE Accumulation Trust

Statements of Changes in Net Assets — (Continued)

					INTERNATIONAL/GLOBAL
	Growth Portfolio		Growth and Income Portfolio		Emerging Countries Portfolio
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	For the Period May 1, 2001 through December 31, 2001
From operations:

Net investment income (loss)	$1,021,083	$944,373	$1,145,458	$1,575,053	$(3,867)	$4,113

Net realized gain (loss) on investments and foreign currency transactions	(40,972,525)	(27,891,294)	(36,304,934)	(1,195,993)	(164,646)	(61,046)

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(26,628,400)	(13,703,520)	(9,884,249)	(22,359,578)	(122,961)	85,179

Increase (decrease) in net assets resulting from operations	(66,579,842)	(40,650,441)	(45,043,725)	(21,980,518)	(291,474)	28,246

Distributions to shareholders from:

Net investment income	(944,092)	(1,278,763)	(1,575,030)	(1,510,786)	(2,681)	—

Net realized gains on investments	—	—	—	—	—	—

Total distributions to shareholders	(944,092)	(1,278,763)	(1,575,030)	(1,510,786)	(2,681)	—

From capital share transactions:

Shares sold	45,061,705	60,374,413	21,100,991	58,810,807	1,265,438	938,285

Reinvestment of distributions	943,206	1,277,577	1,572,359	1,508,382	2,240	—

Shares redeemed	(50,150,263)	(58,649,988)	(37,157,047)	(35,649,573)	(636,791)	(90,780)

Total increase (decrease) in net assets resulting from capital share transactions	(4,145,352)	3,002,002	(14,483,697)	24,669,616	630,887	847,505

Total increase (decrease) in net assets	(71,669,286)	(38,927,202)	(61,102,452)	1,178,312	336,732	875,751

Net assets:

Beginning of period	280,279,377	319,206,579	172,531,412	171,353,100	875,751	—

End of period	$208,610,091	$280,279,377	$111,428,960	$172,531,412	$1,212,483	$875,751

Capital share activity:

Shares issued	9,733,913	11,519,790	4,364,770	10,301,919	134,391	103,079

Shares issued in reinvestment of distributions	244,988	287,743	419,296	314,902	287	—

Shares redeemed	(11,375,918)	(11,362,223)	(8,430,251)	(6,403,660)	(73,433)	(11,077)

Net increase (decrease)	(1,397,017)	445,310	(3,646,185)	4,213,161	61,245	92,002

See notes to financial statements.

94

ENTERPRISE Accumulation Trust

INTERNATIONAL/GLOBAL				SECTOR/SPECIALTY	DOMESTIC HYBRID
International Growth Portfolio		Worldwide Growth Portfolio		Global Socially Responsive	Balanced Portfolio
Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	For the Period May 1, 2001 through December 31, 2001	For the Period January 24, 2002 through December 31, 2002	Year Ended December 31, 2002	Year Ended December 31, 2001

$660,627	$224,890	$(2,508)	$(1,278)	$4,298	$389,364	$389,668

(7,404,125)	(15,387,647)	(208,245)	(79,814)	(129,133)	(1,699,352)	(1,019,456)

(4,673,357)	(11,353,742)	(65,732)	33,661	(42,950)	(1,112,154)	31,326

(11,416,855)	(26,516,499)	(276,485)	(47,431)	(167,785)	(2,422,142)	(598,462)

(340,574)	(478,048)	—	—	(4,510)	(389,649)	(302,038)

—	(7,404,831)	—	—	—	—	—

(340,574)	(7,882,879)	—	—	(4,510)	(389,649)	(302,038)

22,640,621	25,163,759	634,083	930,296	1,463,509	4,563,121	8,787,404

340,574	7,882,879	—	—	1,324	385,103	298,361

(29,813,401)	(36,455,754)	(138,489)	(113,373)	(69,343)	(6,100,144)	(3,431,098)

(6,832,206)	(3,409,116)	495,594	816,923	1,395,490	(1,151,920)	5,654,667

(18,589,635)	(37,808,494)	219,109	769,492	1,223,195	(3,963,711)	4,754,167

62,741,945	100,550,439	769,492	—	—	21,917,091	17,162,924

$44,152,310	$62,741,945	$988,601	$769,492	$1,223,195	$17,953,380	$21,917,091

5,968,408	4,701,209	78,637	98,691	150,287	976,401	1,829,143

105,115	2,036,920	—	—	155	93,472	67,964

(7,791,983)	(6,749,390)	(17,829)	(12,449)	(7,705)	(1,344,514)	(719,631)

(1,718,460)	(11,261)	60,808	86,242	142,737	(274,641)	1,177,476

See notes to financial statements.

ENTERPRISE Accumulation Trust

Statements of Changes in Net Assets — (Continued)

	DOMESTIC HYBRID		INCOME
	Managed Portfolio		High-Yield Bond Portfolio		Total Return Portfolio
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	For the Period January 24, 2002 through December 31, 2002
From operations:

Net investment income (loss)	$7,169,397	$7,429,601	$8,359,552	$9,002,242	$470,087

Net realized gain (loss) on investments and foreign currency transactions	(153,059,693)	(1,304,144)	(11,078,830)	(6,344,265)	574,651

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(71,878,581)	(161,631,470)	1,510,531	2,718,860	547,304

Increase (decrease) in net assets resulting from operations	(217,768,877)	(155,506,013)	(1,208,747)	5,376,837	1,592,042

Distributions to shareholders from:

Net investment income	(7,429,619)	(25,088,627)	(8,359,552)	(9,002,003)	(490,385)

Net realized gains on investments		(60,029,869)	—	—	(480,903)

Total distributions to shareholders	(7,429,619)	(85,118,496)	(8,359,552)	(9,002,003)	(971,288)

From capital share transactions:

Shares sold	47,768,878	127,860,176	17,051,159	41,709,920	35,548,535

Reinvestment of distributions	7,429,619	85,118,496	8,359,552	9,002,002	720,161

Shares redeemed	(241,388,079)	(350,234,987)	(46,398,634)	(27,737,041)	(5,589,721)

Total increase (decrease) in net assets resulting from capital share transactions	(186,189,582)	(137,256,315)	(20,987,923)	22,974,881	30,678,975

Total increase (decrease) in net assets	(411,388,078)	(377,880,824)	(30,556,222)	19,349,715	31,299,729

Net assets:

Beginning of period	1,074,982,896	1,452,863,720	107,685,856	88,336,141	—

End of period	$663,594,818	$1,074,982,896	$77,129,634	$107,685,856	$31,299,729

Capital share activity:

Shares issued	2,697,893	5,848,008	4,037,282	9,215,860	3,552,733

Shares issued in reinvestment of distributions	503,703	5,090,819	2,031,996	2,011,686	71,049

Shares redeemed	(14,623,886)	(16,158,233)	(11,766,449)	(6,143,407)	(552,512)

Net increase (decrease)	(11,422,290)	(5,219,406)	(5,697,171)	5,084,139	3,071,270

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Mid-Cap Growth Portfolio	Year Ended December 31, 2002		For the Period 5/01/01 through 12/31/01

Net asset value, beginning of period	$7.68		$10.00

Income from investment operations:
Net investment income (loss)	(0.06	)C	(0.04	)C
Net realized and unrealized gain (loss) on investments	(2.32)		(2.28)

Total from investment operations	(2.38)		(2.32)

Less dividends and distributions:
Dividends from net investment income	—		—
Distributions from capital gains	—		—

Total distributions	—		—

Net asset value, end of period	$5.30		$7.68

Total return	(30.99)%		(23.20	)%B
Net assets end of period (in thousands)	$2,971		$2,389
Ratio of expenses to average net assets	1.15%		1.15	%A
Ratio of expenses to average net assets (excluding reimbursement)	1.50%		3.80	%A
Ratio of net investment income (loss) to average net assets	(0.87)%		(0.81	)%A
Portfolio turnover rate	184%		135%

	For the years ended December 31,						For the Period 7/15/99 through 12/31/1999
Multi-Cap Growth Portfolio	2002		2001		2000

Net asset value, beginning of period	$8.43		$10.15		$14.63		$5.00

Income from investment operations:
Net investment income (loss)	(0.05	)C	(0.02	)C	(0.02	)C	(0.01	)C
Net realized and unrealized gain (loss) on investments	(2.87)		(1.70)		(4.45)		9.64

Total from investment operations	(2.92)		(1.72)		(4.47)		9.63

Less dividends and distributions:
Dividends from net investment income	—		—		—		—
Distributions from capital gains	—		—		(0.01)		—

Total distributions	—		—		(0.01)		—

Net asset value, end of period	$5.51		$8.43		$10.15		$14.63

Total return	(34.64)%		(16.95)%		(30.59)%		192.60	%B
Net assets end of period (in thousands)	$52,586		$99,957		$128,714		$47,960
Ratio of expenses to average net assets	1.13%		1.10%		1.10%		1.40	%A
Ratio of expenses to average net assets (excluding reimbursement)	1.13%		1.10%		1.10%		1.52	%A
Ratio of net investment income (loss) to average net assets	(0.68)%		(0.23)%		(0.13)%		(0.21	)A
Portfolio turnover rate	192%		107%		128%		21%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Small Company Growth Portfolio	For the years ended December 31,								For the Period 12/01/98 through 12/31/1998
	2002		2001		2000		1999

Net asset value, beginning of period	$7.87		$8.60		$8.50		$5.46		$5.00

Income from investment operations:
Net investment income (loss)	(0.05	)C	(0.05	)C	(0.03	)C	(0.05	)C	—
Net realized and unrealized gain (loss) on investments	(1.84)		(0.38)		0.20E		3.09		0.46

Total from investment operations	(1.89)		(0.43)		0.17		3.04		0.46

Less dividends and distributions:
Dividends from net investment income	—		—		—		—		—
Distributions from capital gains	—		(0.30)		(0.07)		—		—

Total distributions	—		(0.30)		(0.07)		—		—

Net asset value, end of period	$5.98		$7.87		$8.60		$8.50		$5.46

Total return	(24.02)%		(3.80)%		1.90%		55.68%		9.20	%B
Net assets end of period (in thousands)	$66,203		$82,591		$82,061		$23,429		$469
Ratio of expenses to average net assets	1.12%		1.10%		1.11%		1.40%		1.40	%A
Ratio of expenses to average net assets (excluding reimbursement)	1.12%		1.10%		1.11%		1.55%		60.67	%A
Ratio of net investment income (loss) to average net assets	(0.79)%		(0.62)%		(0.32)%		(0.81)%		(1.26	)%A
Portfolio turnover rate	37%		40%		47%		37%		4%

	For the years ended December 31,
Small Company Value Portfolio	2002	2001	2000	1999	1998

Net asset value, beginning of period	$19.59	$26.19	$31.45	$27.36	$26.70

Income from investment operations:
Net investment income (loss)	0.03C	0.08C	0.07C	0.04C	0.16
Net realized and unrealized gain (loss) on investments	(1.87)	0.21	0.71	6.27	2.33

Total from investment operations	(1.84)	0.29	0.78	6.31	2.49

Less dividends and distributions:
Dividends from net investment income	(0.07)	(0.07)	(0.05)	(0.16)	(0.08)
Distributions from capital gains	(0.52)	(6.82)	(5.99)	(2.06)	(1.75)

Total distributions	(0.59)	(6.89)	(6.04)	(2.22)	(1.83)

Net asset value, end of period	$17.16	$19.59	$26.19	$31.45	$27.36

Total return	(9.25)%	5.25%	2.52%	24.02%	9.61%
Net assets end of period (in thousands)	$306,445	$359,481	$351,270	$455,563	$406,801
Ratio of expenses to average net assets	0.92%	0.90%	0.89%	0.84%	0.85%
Ratio of net investment income (loss) to average net assets	0.14%	0.35%	0.23%	0.12%	0.56%
Portfolio turnover rate	10%	29%	41%	23%	37%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the years ended December 31,								For the Period 12/01/98 through 12/31/1998
Capital Appreciation Portfolio	2002		2001		2000		1999

Net asset value, beginning of period	$5.69		$7.09		$8.65		$5.57		$5.00

Income from investment operations:
Net investment income (loss)	(0.01	)C	0.00	C,D	0.05	C	(0.03	)C	—
Net realized and unrealized gain (loss) on investments	(0.95)		(1.36)		(1.20)		3.11		0.57

Total from investment operations	(0.96)		(1.36)		(1.15)		3.08		0.57

Less dividends and distributions:
Dividends from net investment income	—		(0.04)		—		—		—
Distributions from capital gains	—		—		(0.41)		—		—

Total distributions	—		(0.04)		(0.41)		—		—

Net asset value, end of period	$4.73		$5.69		$7.09		$8.65		$5.57

Total return	(16.87)%		(19.11)%		(13.82)%		55.30%		11.40	%B
Net assets end of period (in thousands)	$43,614		$57,542		$72,982		$33,129		$511
Ratio of expenses to average net assets (excluding expense offset arrangements)	0.88%		0.87%		0.86%		1.16%		1.30%
Ratio of expenses to average net assets	0.87%		0.86%		0.86%		1.16%		1.30	%A
Ratio of net investment income (loss) to average net assets	(0.15)%		(0.04)%		0.62%		(0.41)%		(0.95	)%A
Portfolio turnover rate	109%		115%		123%		247%		1%

	For the years ended December 31,
Equity Portfolio	2002		2001		2000		1999		1998

Net asset value, beginning of period	$17.34		$27.92		$38.62		$36.82		$35.09

Income from investment operations:
Net investment income (loss)	(0.08	)C	(0.14	)C	(0.21	)C	0.23	C	0.46
Net realized and unrealized gain (loss) on investments	(5.02)		(6.42)		0.27	E	4.86		3.00

Total from investment operations	(5.10)		(6.56)		0.06		5.09		3.46

Less dividends and distributions:
Dividends from net investment income	—		—		(0.29)		(0.52)		(0.37)
Distributions from capital gains	—		(4.02)		(10.47)		(2.77)		(1.36)

Total distributions	—		(4.02)		(10.76)		(3.29)		(1.73)

Net asset value, end of period	$12.24		$17.34		$27.92		$38.62		$36.82

Total return	(29.41)%		(18.81)%		(5.18)%		15.61%		9.90%
Net assets end of period (in thousands)	$199,587		$347,320		$487,915		$587,324		$621,338
Ratio of expenses to average net assets (excluding expense offset arrangements)	0.90%		0.88%		0.87%		0.82%		0.83%
Ratio of expenses to average net assets	0.89%		0.88%		0.87%		0.82%		0.83%
Ratio of net investment income (loss) to average net assets	(0.58)%		(0.65)%		(0.55)%		0.63%		1.42%
Portfolio turnover rate	15%		21%		44%		155%		30%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the years ended December 31,								For the Period 12/01/98 through 12/31/1998
Equity Income Portfolio	2002		2001		2000		1999

Net asset value, beginning of period	$5.02		$5.69		$5.37		$5.09		$5.00

Income from investment operations:
Net investment income (loss)	0.07	C	0.07	C	0.08	C	0.06	C	—
Net realized and unrealized gain (loss) on investments	(0.81)		(0.69)		0.26		0.23		0.09

Total from investment operations	(0.74)		(0.62)		0.34		0.29		0.09

Less dividends and distributions:
Dividends from net investment income	(0.06)		(0.05)		(0.02)		(0.01)		—
Distributions from capital gains	—		—		—		—		—

Total distributions	(0.06)		(0.05)		(0.02)		(0.01)		—

Net asset value, end of period	$4.22		$5.02		$5.69		$5.37		$5.09

Total return	(14.76)%		(10.75)%		6.45%		5.70%		1.80	%B
Net assets end of period (in thousands)	$37,716		$40,506		$32,829		$27,997		$465
Ratio of expenses to average net assets	0.90%		0.88%		0.88%		1.05%		1.05	%A
Ratio of expenses to average net assets (excluding reimbursement)	0.90%		0.88%		0.88%		1.20%		66.67	%A
Ratio of net investment income (loss) to average net assets	1.44%		1.43%		1.43%		1.21%		0.54	%A
Portfolio turnover rate	35%		36%		37%		18%		0%

	For the years ended December 31,				For the Period 12/01/98 through 12/31/1998
Growth Portfolio	2002	2001	2000	1999

Net asset value, beginning of period	$5.21	$5.99	$6.56	$5.27	$5.00

Income from investment operations:
Net investment income (loss)	0.02C	0.02C	0.03C	0.02C	0.00
Net realized and unrealized gain (loss) on investments	(1.23)	(0.78)	(0.54)	1.27	0.27

Total from investment operations	(1.21)	(0.76)	(0.51)	1.29	0.27

Less dividends and distributions:
Dividends from net investment income	(0.02)	(0.02)	(0.01)	—	—
Distributions from capital gains	—	—	(0.05)	—	—

Total distributions	(0.02)	(0.02)	(0.06)	—	—

Net asset value, end of period	$3.98	$5.21	$5.99	$6.56	$5.27

Total return	(23.26)%	(12.56)%	(7.79)%	24.48%	5.40	%B
Net assets end of period (in thousands)	$208,610	$280,279	$319,207	$230,720	$1,943
Ratio of expenses to average net assets	0.86%	0.84%	0.83%	0.84%	1.15	%A
Ratio of expenses to average net assets (excluding reimbursement)	0.86%	0.84%	0.83%	0.84%	25.33	%A
Ratio of net investment income (loss) to average net assets	0.42%	0.34%	0.45%	0.29%	(0.25	)%A
Portfolio turnover rate	42%	52%	56%	30%	1%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the years ended December 31,								For the Period 12/01/98 through 12/31/1998
Growth and Income Portfolio	2002		2001		2000		1999

Net asset value, beginning of period	$5.41		$6.20		$6.16		$5.11		$5.00

Income from investment operations:
Net investment income (loss)	0.04	C	0.05	C	0.07	C	0.07	C	0.00
Net realized and unrealized gain (loss) on investments	(1.45)		(0.79)		(0.01)		0.98		0.11

Total from investment operations	(1.41)		(0.74)		0.06		1.05		0.11

Less dividends and distributions:
Dividends from net investment income	(0.05)		(0.05)		(0.02)		—		—
Distributions from capital gains	—		—		(0.00	)D	(0.00	)D	—

Total distributions	(0.05)		(0.05)		(0.02)		—		—

Net asset value, end of period	$3.95		$5.41		$6.20		$6.16		$5.11

Total return	(25.95)%		(11.87)%		0.91%		20.55%		2.20	%B
Net assets end of period (in thousands)	$111,429		$172,531		$171,353		$89,887		$537
Ratio of expenses to average net assets	0.86%		0.85%		0.85%		0.94%		1.05	%A
Ratio of expenses to average net assets (excluding reimbursement)	0.86%		0.85%		0.85%		0.94%		60.68	%A
Ratio of net investment income (loss) to average net assets	0.81%		0.92%		1.09%		1.22%		(0.45	)%A
Portfolio turnover rate	19%		2%		6%		1%		9%

	Year Ended December 31, 2002		For the Period 5/01/01 through 12/31/01
Emerging Countries Portfolio

Net asset value, beginning of period	$9.52		$10.00

Income from investment operations:
Net investment income (loss)	(0.03	)C	0.06	C
Net realized and unrealized gain (loss) on investments	(1.56)		(0.54)

Total from investment operations	(1.59)		(0.48)

Less dividends and distributions:
Dividends from net investment income	(0.02)		—
Distributions from capital gains	—		—

Total distributions	(0.02)		—

Net asset value, end of period	$7.91		$9.52

Total return	(16.72)%		(4.80	)%B
Net assets end of period (in thousands)	$1,212		$876
Ratio of expenses to average net assets	1.80%		1.80	%A
Ratio of expenses to average net assets (excluding reimbursement)	13.28%		13.32	%A
Ratio of net investment income (loss) to average net assets	(0.33)%		1.14	%A
Portfolio turnover rate	244%		112%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the years ended December 31,
International Growth Portfolio	2002		2001		2000		1999		1998

Net asset value, beginning of period	$4.33		$6.94		$9.29		$6.74		$6.18

Income from investment operations:
Net investment income (loss)	0.05	C	0.02	C	(0.01	)C	0.03	C	0.06
Net realized and unrealized gain (loss) on investments	(0.89)		(2.02)		(1.57)		2.74		0.84

Total from investment operations	(0.84)		(2.00)		(1.58)		2.77		0.90

Less dividends and distributions:
Dividends from net investment income	(0.03)		(0.04)		(0.02)		(0.12)		(0.07)
Distributions from capital gains	—		(0.57)		(0.75)		(0.10)		(0.27)

Total distributions	(0.03)		(0.61)		(0.77)		(0.22)		(0.34)

Net asset value, end of period	$3.46		$4.33		$6.94		$9.29		$6.74

Total return	(19.46)%		(27.80)%		(17.21)%		42.12%		14.83%
Net assets end of period (in thousands)	$44,152		$62,742		$100,550		$134,255		$91,794
Ratio of expenses to average net assets	1.06%		1.09%		1.04%		1.01%		1.22%
Ratio of net investment income (loss) to average net assets	1.22%		0.30%		(0.06)%		0.41%		1.04%
Portfolio turnover rate	176%		95%		73%		129%		55%

	Year Ended December 31, 2002		For the Period 5/01/01 through 12/31/01
Worldwide Growth Portfolio

Net asset value, beginning of period	$8.92		$10.00

Income from investment operations:
Net investment income (loss)	(0.02	)C	(0.02	)C
Net realized and unrealized gain (loss) on investments	(2.18)		(1.06)

Total from investment operations	(2.20)		(1.08)

Less dividends and distributions:
Dividends from net investment income	—		—
Distributions from capital gains	—		—

Total distributions	—		—

Net asset value, end of period	$6.72		$8.92

Total return	(24.66)%		(10.80	)%B
Net assets end of period (in thousands)	$989		$769
Ratio of expenses to average net assets	1.40%		1.40	%A
Ratio of expenses to average net assets (excluding reimbursement)	4.17%		11.63	%A
Ratio of net investment income (loss) to average net assets	(0.26)%		(0.37	)%A
Portfolio turnover rate	246%		128%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Global Socially Responsive Portfolio	For the Period 01/24/02 through 12/31/02

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	0.04	C
Net realized and unrealized gain (loss) on investments	(1.44)

Total from investment operations	(1.40)

Less dividends and distributions:
Dividends from net investment income	(0.03)
Distributions from capital gains	—

Total distributions	(0.03)

Net asset value, end of period	$8.57

Total return	(13.98	)%B
Net assets end of period (in thousands)	$1,223
Ratio of expenses to average net assets	1.30	%A
Ratio of expenses to average net assets (excluding reimbursement)	2.84	%A
Ratio of net investment income (loss) to average net assets	0.42	%A
Portfolio turnover rate	46%

	For the years ended December 31,						For the Period 7/15/99 through 12/31/1999
Balanced Portfolio	2002		2001		2000

Net asset value, beginning of period	$4.86		$5.14		$5.20		$5.00

Income from investment operations:
Net investment income (loss)	0.09	C	0.10	C	0.11	C	0.04	C
Net realized and unrealized gain (loss) on investments	(0.62)		(0.31)		(0.14)		0.16

Total from investment operations	(0.53)		(0.21)		(0.03)		0.20

Less dividends and distributions:
Dividends from net investment income	(0.09)		(0.07)		(0.01)		—
Distributions from capital gains	—		—		(0.02)		—

Total distributions	(0.09)		(0.07)		(0.03)		—

Net asset value, end of period	$4.24		$4.86		$5.14		$5.20

Total return	(10.83)%		(3.86)%		(0.49)%		4.00	%B
Net assets end of period (in thousands)	$17,953		$21,917		$17,163		$9,886
Ratio of expenses to average net assets	0.91%		0.89%		0.95%		0.95	%A
Ratio of expenses to average net assets (excluding reimbursement)	0.91%		0.89%		0.95%		1.89	%A
Ratio of net investment income (loss) to average net assets	1.92%		2.09%		2.18%		1.93	%A
Portfolio turnover rate	36%		41%		56%		13%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the years ended December 31,
Managed Portfolio	2002		2001		2000		1999		1998

Net asset value, beginning of period	$19.60		$24.19		$36.30		$40.56		$40.78

Income from investment operations:
Net investment income (loss)	0.14	C	0.13	C	0.45	C	0.50	C	0.71
Net realized and unrealized gain (loss) on investments	(4.30)		(3.10)		(0.23)		2.65		2.53

Total from investment operations	(4.16)		(2.97)		0.22		3.15		3.24

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.48)		(0.75)		(0.79)		(0.43)
Distributions from capital gains	—		(1.14)		(11.58)		(6.62)		(3.03)

Total distributions	(0.16)		(1.62)		(12.33)		(7.41)		(3.46)

Net asset value, end of period	$15.28		$19.60		$24.19		$36.30		$40.56

Total return	(21.20)%		(11.15)%		1.46%		9.22%		7.95%
Net assets end of period (in thousands)	$663,595		$1,074,983		$1,452,864		$2,292,467		$2,739,305
Ratio of expenses to average net assets (excluding reimbursement and expense offset arrangements)	0.88%		0.85%		0.82%		0.76%		0.76%
Ratio of expenses to average net assets	0.85%		0.84%		0.82%		0.76%		0.76%
Ratio of net investment income (loss) to average net assets	0.85%		0.60%		1.44%		1.23%		1.66%
Portfolio turnover rate	109%		141%		19%		90%		46%

	For the years ended December 31,
High-Yield Bond Portfolio	2002		2001		2000		1999		1998

Net asset value, beginning of period	$4.34		$4.48		$5.06		$5.37		$5.71

Income from investment operations:
Net investment income (loss)	0.36	C	0.40	C	0.46	C	0.46	C	0.46
Net realized and unrealized gain (loss) on investments	(0.30)		(0.14)		(0.58)		(0.26)		(0.26)

Total from investment operations	0.06		0.26		(0.12)		0.20		0.20

Less dividends and distributions:
Dividends from net investment income	(0.36)		(0.40)		(0.46)		(0.46)		(0.46)
Distributions from capital gains	—		—		—		(0.05)		(0.08)

Total distributions	(0.36)		(0.40)		(0.46)		(0.51)		(0.54)

Net asset value, end of period	$4.04		$4.34		$4.48		$5.06		$5.37

Total return	1.51%		5.90%		(2.52)%		3.86%		3.60%
Net assets end of period (in thousands)	$77,130		$107,686		$88,336		$109,816		$101,865
Ratio of expenses to average net assets	0.79%		0.77%		0.75%		0.69%		0.72%
Ratio of net investment income (loss) to average net assets	8.61%		8.92%		9.57%		8.76%		8.19%
Portfolio turnover rate	81%		73%		54%		97%		109%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Total Return Portfolio	For the Period 01/24/02 through 12/31/02

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	0.34
Net realized and unrealized gain (loss) on investments	0.35

Total from investment operations	0.69

Less dividends and distributions:
Dividends from net investment income	(0.34)
Distributions from capital gains	(0.16)

Total distributions	(0.50)

Net asset value, end of period	$10.19

Total return	7.09	%B
Net assets end of period (in thousands)	$31,300
Ratio of expenses to average net assets	0.65	%A
Ratio of expenses to average net assets (excluding reimbursement)	0.96	%A
Ratio of net investment income (loss) to average net assets	3.46	%A
Portfolio turnover rate	493%

A	Annualized.
B	Not annualized.
C	Based on average shares outstanding.
D	Less than $0.01 per share.
E	Per share income from investment operations may vary from anticipated results depending on the timing of capital share purchases and redemptions.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Notes to Financial Statements

December 31, 2002

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value for the following portfolios: Mid-Cap Growth, Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Equity, Equity Income, Growth, Growth and Income, Emerging Countries, International Growth, Worldwide Growth, Global Socially Responsive, Managed, Balanced, High-Yield Bond and Total Return.

The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

2. Significant Accounting Policies

Valuation of Investments — Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Special Valuation Risks — The high-yield securities in which certain portfolios may invest may be considered speculative in regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower rated securities in which the portfolios may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. Foreign denominated assets held by a portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

Repurchase Agreements — Each portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the portfolio’s holding period. Under each repurchase agreement, the portfolio receives, as collateral, securities whose market value (including interest) is at least equal to the repurchase price.

In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Illiquid Securities — At times, the portfolios may hold, up to their SEC or prospectus defined limitations, illiquid securities that they may not be able to sell at their current fair value price. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the portfolios will be able to do so. In addition, the portfolios may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid have been denoted as such in the Portfolios of Investments.

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)

December 31, 2002

Written Options — When a portfolio writes an option, an amount equal to any premium received by the portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security (or financial instrument) in determining whether the portfolio has realized a gain or loss. If a put option is exercised, the portfolio purchases the security (or financial instrument), the cost of the security is reduced by the premium originally received, and no gain or loss is recognized. The portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a portfolio writes a swap option, an amount equal to any premium received by the fund is recorded as a liability and is subsequently adjusted to the current market value of the swap option written. If a call swap option is exercised, the portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put swap option is exercised, the fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing swaptions that expire or are exercised are treated as realized gains upon the expiration or exercise of such swaptions. The risk associated with writing put and call swap options is that the portfolio will be obligated to be party to a swap agreement if a swap option is exercised.

Futures Contracts — A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Generally, upon entering into such a contract, a portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the portfolio as unrealized appreciation or depreciation. When the contract is closed the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed.

As part of their investment programs, the portfolios (other than the Total Return Portfolio) may enter into futures contracts (up to their prospectus defined limitations) to hedge against anticipated future price and interest rate changes. The Total Return Portfolio may also enter into futures contracts for other than hedging purposes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the portfolio attempts to enter into a closing position; (3) the risk that the portfolio will lose amount in excess of the initial margin deposit.

Foreign Currency Translation — Securities, other assets and liabilities of the portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a pricing vendor on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred. Exchange gains and losses are realized upon ultimate receipt or disbursement. The portfolios do not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from the fluctuations arising due to changes in the market prices of the investments.

Forward Foreign Currency Contracts — As part of its investment program, a portfolio may utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The portfolio (other than the Total Return Portfolio) will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counterparties to meet their contracts and from movements in currency values.

Swap Agreements — A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. The gross returns to be exchanged or “swapped” between the parties are calculated based on a “notional amount”, which, each business day, is valued to determine each party’s obligation under the contract. Fluctuations in market values are reflected as unrealized gains or losses during the term of the contract.

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)

December 31, 2002

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market could affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Short Sales — If a fund engages in a short sale, an amount equal to the proceeds received by the fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market daily to reflect the market value of the short sale. The fund maintains a segregated account of securities as collateral for the securities as collateral for the liability related to the short sale.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses — Each portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated based on average net assets.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Trust intends to continue to qualify as a regulated investment company under Subchapter M of Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates.

Dividends and Distributions — Except with respect to the Income Portfolios, dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. For the Income Portfolios, dividends from net investment income are declared daily and paid monthly and distributions from net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to ECM, a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of each portfolio’s average daily net assets as of the close of business each day at the following annual rates: for Small Company Value, Equity, and Managed, 0.80% for the first $400 million, 0.75% for the next $400 million, and 0.70% for average daily net assets over $800 million, 1.25% for Emerging Countries, 1.00% for Multi-Cap Growth, Small Company Growth and Worldwide Growth, 0.90% for Global Socially Responsive, 0.85% for International Growth, 0.75% for Mid-Cap Growth, Capital Appreciation, Equity Income, Growth, Growth and Income, and Balanced, 0.60% for High-Yield Bond and 0.55% for Total Return.

ECM has contractually agreed to limit the portfolios’ expenses through May 1, 2003, to the following expense ratios: Mid-Cap Growth — 1.15%, Multi-Cap Growth — 1.40%, Small Company Growth — 1.40%, Small Company Value — 1.30%, Capital Appreciation — 1.30%, Equity — 1.15%, Equity Income — 1.05%, Growth — 1.15%, Growth and Income — 1.05%, Emerging Countries — 1.80%, International Growth — 1.55%, Worldwide Growth — 1.40%, Global Socially Responsive — 1.30%, Balanced — 0.95%, Managed — 1.05%, High-Yield Bond — 0.85% and Total Return — 0.65%.

ECM is a wholly-owned subsidiary of MONY Life Insurance Company, which is wholly-owned by The MONY Group Inc. The MONY Group Inc. and its subsidiaries and affiliates had the following investments in the Trust as of December 31, 2002: Mid-Cap Growth — $132,500, Growth — $199,000, Capital Appreciation — $236,500,

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)

December 31, 2002

Equity Income — $211,000, Growth and Income — $197,500, Emerging Countries — $197,750, Worldwide Growth — $168,000, Global Socially Responsive — $857,000, Balanced — $212,000 and Total Return —$5,095,000.

ECM has entered into subadvisory agreements with various investment advisers as subadvisers for the Trust. A portion of the management fee received by ECM is paid to the respective subadvisers. Boston Advisors, Inc., a wholly-owned subsidiary of The MONY Group Inc., is the subadviser for the Equity Income Portfolio. For the year ended December 31, 2002, ECM incurred subadvisory fees payable to Boston Advisors, Inc. related to the Equity Income Portfolio of $124,100 with a related payable balance of $9,747 as of December 31, 2002.

For the year ended December 31, 2002, the following portfolios paid brokerage commissions to affiliates including affiliates of the adviser and subadvisers, as follows:

Fund	Commissions
Mid-Cap Growth	$2,118
Multi-Cap Growth	306,676
Small Company Value	138,014
Capital Appreciation	16,310
Equity	9,854
Equity Income	6,820
Growth	34,041
Growth and Income	3,102
Emerging Countries	1,740
International Growth	22,048
Worldwide Growth	701
Global Socially Responsive	195
Balanced	1,746
Managed	74,187

4. Investment Transactions

For the year ended December 31, 2002, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

	U.S. Government Obligations		Other Investment Securities
Portfolio	Purchases	Sales	Purchases	Sales
Mid-Cap Growth	—	—	$6,970,860	$5,209,673
Multi-Cap Growth	—	—	135,777,050	147,363,625
Small Company Growth	—	—	32,677,706	25,691,410
Small Company Value	—	—	34,938,162	41,390,718
Capital Appreciation	—	—	55,884,290	58,529,268
Equity	—	—	39,208,630	91,665,551
Equity Income	—	—	20,011,852	12,973,026
Growth	—	—	100,392,570	100,292,259
Growth and Income	—	—	24,985,016	25,831,425
Emerging Countries	—	—	3,302,695	2,717,913
International Growth	—	—	93,806,546	100,258,583
Worldwide Growth	—	—	2,798,035	2,256,296
Global Socially Responsive	—	—	1,750,791	445,010
Balanced	$325,841	$1,135,214	7,115,389	5,685,191
Managed	190,377,736	70,040,144	713,740,745	1,017,569,089
High-Yield Bond	—	—	74,508,779	95,510,959
Total Return	74,182,420	66,117,291	26,217,753	9,303,657

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)

December 31, 2002

Transactions in call and put options written for the year ended December 31, 2002, were as follows:

	Number of Contracts/ Notional Amounts	Premiums Received
Total Return Portfolio
Outstanding call and put options written at January 24, 2002	—	—
Call options written	42	$19,327
Call swap options written	5,100,000	50,695
Call options expired	(33)	(15,939)
Call options closed	(9)	(3,388)
Put options written	85	34,599
Put swap options written	2,000,000	20,900
Put options expired	(39)	(9,810)
Put options closed	(3)	(889)

Outstanding call and put options written at December 31, 2002	7,100,043	$95,495

5. Securities Lending

The portfolios may lend portfolio securities to qualified institutions. Loans are secured by collateral at least equal to 102% (105% for foreign securities) of the market value of securities loaned. The portfolio receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the portfolio. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case a portfolio could incur a loss. Securities currently out on loan have been denoted in the Portfolios of Investments.

The portfolios generally receive cash as collateral for securities lending. This cash is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market fund registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following summarizes the securities lending activity, if any, for each portfolio as of December 31, 2002:

Portfolio	Current Value of Securities on Loan At December 31, 2002	Current Value of Collateral Investments At December 31, 2002
Mid-Cap Growth	—	—
Multi-Cap Growth	$290,922	$303,660
Small Company Growth	16,606,488	17,280,645
Small Company Value	28,456,264	30,654,649
Capital Appreciation	3,000,885	3,124,914
Equity	17,306,480	17,486,246
Equity Income	893,990	927,000
Growth	—	—
Growth and Income	1,114,962	1,171,600
Emerging Countries	—	—
International Growth	—	—
Worldwide Growth	—	—
Global Socially Responsive	—	—
Balanced	3,122,925	3,196,616	(1)
Managed	21,863,699	22,711,784
High-Yield Bond	19,656,651	20,097,608
Total Return	—	—

(1)	Includes $258,720 of collateral received in the form of U.S. Treasury Bonds, 7.75%, maturity 05/15/16.

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)

December 31, 2002

6. Borrowings

The Trust, and another affiliated mutual fund are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. The Trust pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. There were no loans outstanding at any time during the year ended December 31, 2002 other than for the High-Yield Bond Portfolio, where the maximum amount borrowed during the year was $7,400,000 and the average amount outstanding for the time period when borrowing was in effect was $3,971,429 at a weighted average interest rate of 2.28%.

7. Concentration Risks

Certain portfolios invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the portfolio, positive or negative, than if the portfolio did not concentrate its investments in such sectors.

8. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, net operating losses, losses deferred due to wash sale and investments in passive foreign investment companies.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid in 2002 was as follows:

Fund	Ordinary Income	Long-Term Gain	Total Distributions
Mid-Cap Growth	—	—	—
Multi-Cap Growth	—	—	—
Small Company Growth	—	—	—
Small Company Value	$3,923,859	$6,764,960	$10,688,819
Capital Appreciation	—	—	—
Equity	—	—	—
Equity Income	508,560	—	508,560
Growth	944,092	—	944,092
Growth and Income	1,575,030	—	1,575,030
Emerging Countries	2,681	—	2,681
International Growth	340,574	—	340,574
Worldwide Growth	—	—	—
Global Socially Responsive	4,510	—	4,510
Balanced	389,649	—	389,649
Managed	7,429,619	—	7,429,619
High-Yield Bond	8,359,552	—	8,359,552
Total Return	855,099	116,189	971,288

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)

December 31, 2002

The tax character of distributable earnings/accumulated losses at December 31, 2002 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward	Expiration
Mid-Cap Growth	—	—	$1,263,761	2009-2010
Multi-Cap Growth	—	—	99,815,589	2008-2010
Small Company Growth	—	—	7,836,050	2009-2010
Small Company Value	$365,233	—	4,836,020	2010
Capital Appreciation	—	—	27,516,573	2008-2010
Equity	—	—	89,716,251	2009-2010
Equity Income	589,419	—	5,612,656	2007-2010
Growth	1,021,032	—	94,335,428	2008-2010
Growth and Income	1,145,447	—	37,717,474	2008-2010
Emerging Countries	—	—	180,415	2009-2010
International Growth	229,091	—	23,399,286	2009-2010
Worldwide Growth	—	—	279,198	2009-2010
Global Socially Responsive	—	—	102,775	2010
Balanced	389,362	—	3,475,380	2008-2010
Managed	7,568,295	—	152,996,969	2009-2010
High-Yield Bond	60,498	—	24,625,744	2007-2010
Total Return	151,694	$99,529	—	—

Tax Basis Unrealized Gain (Loss) on Investments and Distributions

At December 31, 2002, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Portfolio	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Mid-Cap Growth	$2,883,742	$149,113	$(117,599)	$31,514
Multi-Cap Growth	54,972,311	2,046,737	(4,424,659)	(2,377,922)
Small Company Growth	82,582,177	6,236,074	(22,625,021)	(16,388,947)
Small Company Value	321,139,059	55,834,171	(72,153,295)	(16,319,124)
Capital Appreciation	43,222,486	3,489,331	(3,212,227)	277,104
Equity	310,022,553	16,404,356	(125,905,072)	(109,500,716)
Equity Income	43,505,984	362,227	(5,865,492)	(5,503,265)
Growth	222,261,760	5,073,472	(18,811,042)	(13,737,570)
Growth and Income	138,865,273	4,346,545	(31,175,243)	(26,828,698)
Emerging Countries	1,243,288	75,624	(166,786)	(91,162)
International Growth	52,168,580	601,426	(8,953,724)	(8,352,298)
Worldwide Growth	971,439	27,215	(67,787)	(40,572)
Global Socially Responsive	1,182,166	38,822	(87,440)	(48,618)
Balanced	17,958,749	868,071	(986,796)	(118,725)
Managed	742,672,859	14,293,172	(89,866,416)	(75,573,244)
High-Yield Bond	85,159,965	2,262,430	(12,137,561)	(9,875,131)
Total Return	32,588,607	493,591	(185,828)	307,763

Post October Loss Deferral

Under the current tax law, capital and currency losses realized after October 31, 2002 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the Global Socially Responsive Portfolio elected to defer capital losses realized between November 1, 2002 and December 31, 2002 of $20,913.

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)

December 31, 2002

9. Pending reorganizations

On November 12, 2002 the Board approved tax free exchanges of shares between the Mid-Cap Growth and Managed Portfolios, between the Balanced and Growth Portfolios and between the Worldwide Growth, Emerging Countries and International Growth Portfolios, wherein the latter portfolio in each case would acquire all of the net assets of the others on or around February 27, 2003, provided that the Mid-Cap Growth, Balanced, Worldwide Growth and Emerging Countries Portfolios’ shareholders approve the exchanges.

ENTERPRISE Accumulation Trust

Report of Independent Accountants

To the Shareholders and Board of Trustees of

Enterprise Accumulation Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mid-Cap Growth, Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Equity, Equity Income, Growth, Growth and Income, Emerging Countries, International Growth, Worldwide Growth, Global Socially Responsive, Balanced, Managed, High-Yield Bond and Total Return Portfolios (constituting Enterprise Accumulation Trust, hereafter referred to as the “Trust”) at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

February 14, 2003

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)

December 31, 2002

Shareholder Proxy Voting Information (Unaudited)

On March 28, 2002 shareholders of the following Portfolios voted on changing fundamental investment restrictions or policies, relating to the following:

(a)	portfolio diversification;

	AFFIRMATIVE	AGAINST	ABSTAIN
Equity	17,701,838	1,159,960	1,165,608
Small Company Value	16,075,629	1,106,924	1,151,447
Managed	48,553,222	2,589,323	3,707,742
International Growth	12,988,265	718,889	775,117
High-Yield Bond	22,221,144	969,174	1,372,272
Growth and Income	28,927,599	987,317	1,931,600
Small Company Growth	9,442,664	474,472	571,076
Capital Appreciation	9,240,893	407,922	443,035
Equity Income	7,311,987	200,179	532,607
Growth	48,697,143	1,944,416	3,051,564
Balanced	4,029,398	106,238	363,312
Multi-Cap Growth	10,570,542	484,616	778,494

(b)	issuing senior securities, borrowing money or pledging assets;
	AFFIRMATIVE	AGAINST	ABSTAIN
Equity	15,267,443	3,107,765	1,652,198
Small Company Value	13,734,929	2,977,797	1,621,274
Managed	42,037,073	7,569,707	5,243,507
International Growth	11,438,830	1,955,066	1,088,375
High-Yield Bond	19,330,107	3,478,350	1,754,133
Growth and Income	25,946,711	3,143,182	2,756,623
Small Company Growth	8,308,742	1,468,769	710,701
Capital Appreciation	8.262,728	1,210,497	618,625
Equity Income	6,568,977	712,037	763,759
Growth	43,678,516	5,931,555	4,083,052
Balanced	3,719,552	322,412	456,985
Multi-Cap Growth	9,138,951	1,685,853	1,008,850

(c)	buying and selling real estate;

	AFFIRMATIVE	AGAINST	ABSTAIN
Equity	16,381,138	2,221,093	1,425,175
Small Company Value	14,841,233	2,072,801	1,419,965
Managed	45,038,591	5,617,583	4,194,114
International Growth	12,217,850	1,332,224	932,197
High-Yield Bond	20,496,489	2,364,551	1,701,550
Growth and Income	27,366,945	2,234,348	2,245,223
Small Company Growth	8,802,022	954,893	731,297
Capital Appreciation	8,691,616	821,188	579,046
Equity Income	6,736,681	631,241	676,851
Growth	45,718,785	4,449,018	3,525,320
Balanced	3,903,974	196,767	398,208
Multi-Cap Growth	9,914,287	1,077,827	841,539

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)

December 31, 2002

(d)	buying and selling commodities and commodity contracts;

	AFFIRMATIVE	AGAINST	ABSTAIN
Equity	15,214,177	3,309,093	1,504,136
Small Company Value	13,694,506	3,131,144	1,508,351
Managed	41,851,173	8,298,170	4,700,945
International Growth	11,551,520	1,973,190	957,561
High-Yield Bond	19,440,873	3,432,351	1,689,366
Growth and Income	25,866,314	3,399,336	2,580,866
Small Company Growth	8,512,522	1,243,858	731,832
Capital Appreciation	8,126,540	1,308,276	657,034
Equity Income	6,483,451	835,336	725,986
Growth	43,528,279	6,330,069	3,834,774
Balanced	3,682,094	335,439	461,416
Multi-Cap Growth	9,397,385	1,516,253	920,015

(e)	portfolio concentration;

	AFFIRMATIVE	AGAINST	ABSTAIN
Equity	16,069,523	2,111,870	1,846,013
Small Company Value	14,638,387	2,005,652	1,689,961
Managed	44,480,501	5,234,015	5,135,772
International Growth	11,979,507	1,452,070	1,050,693
High-Yield Bond	20,662,619	2,188,136	1,711,835
Growth and Income	27,255,994	1,901,255	2,689,267
Small Company Growth	8,742,333	1,019,551	726,328
Capital Appreciation	8,518,886	954,225	618,739
Equity Income	6,862,703	383,864	798,207
Growth	45,890,402	3,827,127	3,975,593
Balanced	3,877,019	197,853	424,078
Multi-Cap Growth	9,787,218	1,052,023	994,412

(f)	engaging in underwriting;

	AFFIRMATIVE	AGAINST	ABSTAIN
Equity	15,644,651	2,616,226	1,766,529
Small Company Value	14,382,844	2,270,043	1,681,113
Managed	43,375,650	6,249,561	5,225,076
International Growth	11,789,494	1,497,351	1,195,426
High-Yield Bond	20,424,546	2,380,161	1,757,883
Growth and Income	26,340,870	2,920,443	2,585,203
Small Company Growth	8,508,317	1,223,935	755,960
Capital Appreciation	8,374,984	1,033,835	683,030
Equity Income	6,631,363	668,757	744,653
Growth	44,512,921	5,100,194	4,080,008
Balanced	3,770,152	273,343	455,454
Multi-Cap Growth	9,437,809	1,400,560	995,283

(g)	making loans;

	AFFIRMATIVE	AGAINST	ABSTAIN
Equity	15,416,109	2,996,186	1,615,111
Small Company Value	13,978,534	2,744,230	1,611,236
Managed	42,647,862	7,397,320	4,805,105
International Growth	11,536,948	1,855,165	1,090,158
High-Yield Bond	19,661,495	3,183,543	1,717,553
Growth and Income	25,918,728	3,478,209	2,449,579

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)

December 31, 2002

	AFFIRMATIVE	AGAINST	ABSTAIN
Small Company Growth	8,340,501	1,362,426	785,285
Capital Appreciation	8,160,502	1,309,809	621,539
Equity Income	6,489,724	871,741	683,308
Growth	43,544,931	6,433,441	3,714,750
Balanced	3,642,435	414,477	442,036
Multi-Cap Growth	9,354,508	1,559,648	919,496

(h)	investing in new companies;

	AFFIRMATIVE	AGAINST	ABSTAIN
Equity	16,695,263	1,859,025	1,473,117
Small Company Value	15,145,191	1,773,867	1,414,942
Managed	45,334,265	4,993,336	4,522,686
International Growth	12,166,142	1,342,592	973,537
High-Yield Bond	21,017,647	1,853,650	1,691,293
Growth and Income	27,707,672	1,760,078	2,378,766
Small Company Growth	9,004,124	843,906	640,182
Capital Appreciation	8,769,850	770,545	551,455
Equity Income	6,730,580	585,560	728,633
Growth	46,473,253	3,554,535	3,665,336
Balanced	3,800,196	262,054	436,699
Multi-Cap Growth	10,133,099	820,011	880,543

(i)	investing in companies owned by management;

	AFFIRMATIVE	AGAINST	ABSTAIN
Equity	14,001,793	4,526,903	1,498,710
Small Company Value	12,664,107	4,184,914	1,484,979
Managed	39,359,046	11,007,937	4,483,304
International Growth	10,740,529	2,660,527	1,081,215
High-Yield Bond	18,530,159	4,082,618	1,949,813
Growth and Income	24,490,656	4,981,033	2,374,827
Small Company Growth	7,686,629	2,143,844	657,739
Capital Appreciation	7,724,477	1,779,384	587,989
Equity Income	6,225,276	1,197,468	622,028
Growth	41,014,257	9,032,662	3,646,204
Balanced	3,347,307	637,275	514,368
Multi-Cap Growth	8,611,158	2,328,155	894,340

(j)	investing in warrants;

	AFFIRMATIVE	AGAINST	ABSTAIN
Equity	14,783,659	3,131,985	2,111,762
Small Company Value	13,368,656	2,898,073	2,067,270
Managed	40,691,395	8,029,241	6,129,650
International Growth	11,269,193	1,952,486	1,260,592
High-Yield Bond	19,255,590	3,217,848	2,089,152
Growth and Income	24,922,173	3,591,786	3,332,557
Small Company Growth	8,074,229	1,391,600	1,022,383
Capital Appreciation	7,859,635	1,403,405	828,809
Equity Income	6,278,611	949,997	816,165
Growth	42,265,699	6,537,318	4,890,107
Balanced	3,507,193	449,665	542,091
Multi-Cap Growth	9,019,781	1,585,290	1,228,582

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)

December 31, 2002

(k)	investing to exercise control or mangement of another company;

	AFFIRMATIVE	AGAINST	ABSTAIN
Equity	15,185,583	3,186,157	1,658,666
Small Company Value	13,925,903	2,746,223	1,661,874
Managed	42,329,319	7,482,760	5,038,208
International Growth	11,451,509	1,940,783	1,089,980
High-Yield Bond	19,466,422	3,284,389	1,811,779
Growth and Income	25,709,328	3,418,528	2,718,660
Small Company Growth	8,430,828	1,303,760	753,624
Capital Appreciation	8,120,598	1,241,316	729,936
Equity Income	6,555,897	761,897	727,820
Growth	43,183,168	6,337,941	4,172,014
Balanced	3,525,113	488,300	485,537
Multi-Cap Growth	9,416,087	1,393,571	1,023,995

(l)	purchasing securities of other investment companies;

	AFFIRMATIVE	AGAINST	ABSTAIN
Equity	16,110,706	2,258,816	1,657,884
Small Company Value	14,873,727	2,005,536	1,454,737
Managed	44,420,570	5,693,710	4,736,006
International Growth	12,073,455	1,365,277	1,043,538
High-Yield Bond	20,459,171	2,445,209	1,658,210
Growth and Income	26,627,338	2,566,170	2,653,008
Small Company Growth	8,771,624	953,778	762,810
Capital Appreciation	8,529,014	874,734	688,102
Equity Income	6,683,296	712,168	649,309
Growth	45,162,345	4,469,345	4,061,740
Balanced	3,727,639	305,823	465,486
Multi-Cap Growth	9,773,323	1,086,538	973,792

(m)	making short sales;

	AFFIRMATIVE	AGAINST	ABSTAIN
Equity	14,971,999	3,289,880	1,765,527
Small Company Value	13,767,107	2,909,091	1,657,802
Managed	41,718,868	7,958,950	5,172,469
International Growth	11,357,955	1,923,869	1,200,446
High-Yield Bond	19,428,031	3,263,508	1,871,052
Growth and Income	25,565,475	3,526,029	2,755,012
Small Company Growth	8,515,894	1,272,442	699,876
Capital Appreciation	8,318,870	1,129,428	643,552
Equity Income	6,403,549	820,892	820,332
Growth	42,936,740	6,434,861	4,321,522
Balanced	3,577,514	362,285	559,149
Multi-Cap Growth	9,353,090	1,497,211	983,352

(n)	investing in illiquid securities;

	AFFIRMATIVE	AGAINST	ABSTAIN
Equity	14,386,076	3,690,843	1,950,487
Small Company Value	13,062,328	3,441,037	1,830,635
Managed	40,138,974	9,163,931	5,547,383
International Growth	10,968,011	2,251,937	1,262,323
High-Yield Bond	18,827,145	3,586,821	2,148,624

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)

December 31, 2002

	AFFIRMATIVE	AGAINST	ABSTAIN
Growth and Income	25,025,869	3,944,845	2,875,802
Small Company Growth	7,879,833	1,792,824	815,555
Capital Appreciation	7,907,039	1,471,343	713,468
Equity Income	6,211,705	1,044,231	788,837
Growth	41,731,727	7,600,988	4,360,407
Balanced	3,516,939	459,774	522,236
Multi-Cap Growth	8,938,990	1,917,768	976,895

(o)	purchasing securities on margin

	AFFIRMATIVE	AGAINST	ABSTAIN
Equity	14,264,345	3,995,612	1,767,449
Small Company Value	12,959,441	3,697,400	1,677,158
Managed	39,533,162	10,325,576	4,991,549
International Growth	10,847,433	2,409,034	1,225,804
High-Yield Bond	18,613,202	3,872,872	2,076,516
Growth and Income	24,905,504	4,141,757	2,799,256
Small Company Growth	7,802,969	1,898,274	786,970
Capital Appreciation	7,712,068	1,671,223	708,559
Equity Income	6,097,337	1,274,579	672,857
Growth	40,748,144	8,427,912	4,517,067
Balanced	3,511,493	465,281	522,175
Multi-Cap Growth	8,724,292	2,105,833	1,003,528

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)

December 31, 2002

Investment Adviser

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, Suite 450

Atlanta, Georgia 30326

Custodian and Transfer Agent

State Street Bank and Trust Company

P. O. Box 1713

Boston, Massachusetts 02105

Independent Accountants

PricewaterhouseCoopers LLP

Two Commerce Square

Philadelphia, Pennsylvania 19103

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

ENTERPRISE Accumulation Trust

Trustees and Officers

NAME, AGE, AND ADDRESS	POSITIONS HELD	LENGTH OF SERVICE (YEARS)	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz (79) Atlanta, GA	Trustee and Audit Committee Member	8	President, ATD Advisory Corp.	17	EGF - 24 Funds

Arthur Howell, Esquire (84) Atlanta, GA	Trustee and Audit Committee Chairman	8	Of Counsel, Alston & Bird LLP	17	EGF - 24 Funds

William A. Mitchell, Jr. (62) Atlanta, GA	Trustee	8	Chairman, Carter & Associates (real estate development)	17	EGF - 24 Funds

Lonnie H. Pope (68) Macon, GA	Trustee and Audit Committee Member	8	CEO, Longleaf Industries, Inc. (chemical manufacturing)	17	EGF - 24 Funds

INTERESTED PARTIES:

Victor Ugolyn (54) Atlanta, GA	Chairman, President & Chief Executive Officer, Trustee	8	Chairman, President & CEO, ECM, EGF, and EFD	17	EGF - 24 Funds, EGF plc - 11 Portfolios

Michael I. Roth (57) New York, NY	Trustee	8	Chairman and CEO, The MONY Group Inc.	17	EGF - 24 Funds, EGF plc - 11 Portfolios The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti (50) New York, NY	Trustee	8	President and COO, The MONY Group Inc.	17	The MONY Group Inc. EGF - 24 Funds, EGF plc - 11 Portfolios

Phillip G. Goff (39) Atlanta, GA	Vice President and Chief Financial Officer	7	Senior Vice President and CFO, EFD; Vice President and CFO, EGF and ECM	—	—

Herbert M. Williamson (51) Atlanta, GA	Treasurer and Assistant Secretary	8	Assistant Secretary and Treasurer, EGF, ECM and EFD	—	—

Catherine R. McClellan (47) Atlanta, GA	Secretary	8	Secretary, EGF; Senior Vice President, Secretary and Chief Counsel, ECM and EFD	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-487-6669.

ENTERPRISE Accumulation Trust